ANNUAL REPORT   JULY 31, 2000

Prudential
Target Funds

(GRAPHIC)

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

(LOGO)

Build on the Rock

THE TARGET Funds:
Research driven-Results oriented
The Target Funds are managed by an elite group of independent money-management firms, selected by
Prudential through a rigorous selection process based on the managers' long-term risk-adjusted performance, well-defined and disciplined investment process, consistency of investment style, reputation, management stability, and compliance procedures. Prudential continues to monitor the performance, investment style consistency, and asset class purity of Target Fund managers.

For each Target domestic equity fund, two leading investment firms with different investment philosophies each manage approximately 50% of the Fund's assets. This dual-manager approach may enhance diversification.

(LOGO)              September 15, 2000

Dear Shareholder,
The nine-month period since the inception of the Target
Funds has been marked by a dramatic increase in volatility, shifting investor preferences, and mixed results in the financial markets. During the reporting period, the Standard & Poor's 500 Composite Stock Price
Index (S&P 500 Index) and the Lehman Aggregate Bond Index gained 5.89% and 4.42%, respectively. However, this masked the gyrations that occurred in the markets.
Continued strong economic growth, inflationary pressures, and rising interest rates were the main culprits, all of which contributed to the markets' sharp decline in mid-March. However, as we've seen in recent years, the market correction was followed by an impressive rally in many sectors, as investors viewed lower prices as a buying opportunity.

The ramifications of the volatility in the United States were felt abroad as well, causing the stocks in both developed and emerging markets to fluctuate. As was the case in the United States, technology-related stocks exhibited the largest swings.

Above all, the last nine months have exemplified the importance of diversification and a long-term outlook.
The Target Funds are managed with a commitment to adhere to specific investment styles. This, in turn, allows shareholders to effectively maintain a diversified portfolio. While the performance of certain sectors and investment styles will fluctuate over time, staying the course with a well-diversified portfolio has historically helped investors temper some of the impact that market volatility can have on their investments.

We appreciate your investment in the Target Funds, and we look forward to serving your investment needs in the years to come.

Sincerely,

John R. Strangfeld, President
Target Funds

                                         1
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Target Funds   Large Capitalization Growth Fund
Performance at a Glance

Cumulative Total Returns1                    As of 7/31/00

                                  Since Inception2
                   (Without Sales Charge)      (With Sales Charge)
Class A                    31.90%                     25.31%
Class B                    31.10                      26.10
Class C                    31.10                      28.79
Lipper Large-Cap
Growth Fund Avg.3          19.63                       N/A

Past performance is not indicative of future results.
Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Fund's performance was achieved by investing in technology stocks during a period of unprecedented return in that sector of the market. There can be no assurance that this performance can be repeated in the future.

1 Source: Prudential Investments Fund Management LLC and
Lipper Inc. Since the Fund has been in existence less than one year, returns are cumulative, and therefore no average annual total returns are presented. The Fund charges a maximum front-end sales charge of 5% for Class A shares. Class B shares are subject to a declining contingent deferred sales charge
(CDSC) of 5%, 4%, 3%, 2%, 1%, and 1% for six years. Class
B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for 18 months.

2 Inception date: Class A, B, and C, 11/3/99.

3 The Lipper Since Inception return is for all funds in each share class in the Large-Cap Growth Fund category. The Lipper average is unmanaged. The Lipper
Large-Cap Growth Fund average includes funds that invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median of the S&P(r) Mid-Cap 400 Index, invest in companies with long-term earnings expected to grow significantly faster than the earnings of the stocks represented in a major unmanaged stock index, and have an above-average price/earnings ratio, price-to-book ratio, and three-year earnings growth figure, compared to the U.S. diversified large-cap funds universe average.

S&P(r) is a registered trademark of The McGraw-Hill
Companies, Inc.

Portfolio Composition
   Sectors expressed as a percentage
of net assets as of 7/31/00
      58.7%  Technology
      12.2   Business Services
       7.6   Financial Services
       6.2   Energy
       5.9   Consumer Staples
       4.5   Consumer Services
       4.9   Cash & Equivalents

2
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www.prudential.com      (800) 225-1852

Investment Advisers' Comments on Five Largest Holdings

Columbus Circle Investors  As of 7/31/00*
1.9%   Cisco Systems, Inc./Electronics
The leading manufacturer of data networking equipment.
Cisco provides most of the
Internet switching infrastructure for carriers and corporate entry points, as well as internal corporate networks.

1.6%   Citigroup Inc./Financial Services
The largest financial services organization in the world.
Citigroup has cost-effectively integrated its various acquisitions to expand its scope and revenue base.

1.5%   PepsiCo, Inc./Food & Beverages
A major consumer products company, PepsiCo is undergoing major restructuring that is yielding impressive results.

1.5%   Calpine Corp./Utilities
The largest independent power producer in the United
States. Calpine is capitalizing on the deregulation in the utilities sector to enhance its business.

1.4%   CIENA Corp./Electronics
Develops systems that increase the carrying capacity and speed of fiberoptic telecommunications networks.
Continues to demonstrate strong long-term growth potential.

Oak Associates, Ltd.  As of 7/31/00*
9.7%   Cisco Systems, Inc./Electronics
Creates hardware and software solutions that link computer networks. Oak continues to believe that Cisco is the premier growth company in the United States, and that its visionary management team will maintain the success it has had with its aggressive acquisition strategy.

5.4%   Applied Materials, Inc./Electronic Components
A leading semiconductor equipment manufacturer, the adviser believes Applied Materials is still in the early stages of longer-term corporate growth.

4.9%   Xilinx, Inc./Semiconductors & Equipment
The leading innovator of programmable logic chips, an industry that is shielded by significant barriers to entry. The communications sector is the source for the majority of sales, but its products are gaining in networking, wireless, and telecommunications.

4.1%   Intel Corp./Semiconductors & Equipment
The world's largest semiconductor chip maker. Intel supplies the computing and communications industries with the chips, boards, systems, and software that are integral parts of computers/ servers, networking and communications products. Intel has been a long-term holding for the Fund, and is a company in an industry that Oak views very positively.

4.1%   EMC Corp./Computer Software & Services
Designs, manufactures, markets, and supports a wide range of hardware and software, and provides services for the storage, management, protection, and sharing of electronic information.

* Expressed as a percentage of the Fund's net assets.
Holdings are subject to change.

                                          3
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Target Funds   Large Capitalization Growth Fund

Annual Report   July 31, 2000

Investment Goals and Style
The Large Capitalization Growth Fund, managed by Columbus
Circle Investors and Oak Associates, Ltd., has long-term capital appreciation as its investment objective. It purchases stocks of large companies that the managers believe will have faster earnings growth than that of the S&P 500 Index.

Growth Outperforms
Overall, during the nine-month reporting period, growth stocks significantly outperformed their value stock counterparts. While value stocks generated better relative returns in five of the nine months, the dramatic outperformance of growth stocks in the remaining four months of the period tipped the scales in their favor.

As was the case in 1999, the technology component of the growth index generated some of the strongest results.
Technology issues account for over half of the market weight of the Russell 1000 Growth Index versus only around 10% of the Russell 1000 Value Index. While technology stocks fell sharply in the middle of the reporting period, their superior returns at the beginning and end of the period propelled the growth sector upward.

The Large Capitalization Growth Fund generated an exceptional 31.90% return for Class A shares during the reporting period-25.31% for investors paying the initial
Class A share sales charge. This compares very favorably with the 5.89% and 19.63% returns generated by the S&P
500 Index and the Fund's Lipper Average, respectively.

4
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www.prudential.com             (800) 225-1852

Columbus Circle Investors' (CCI) returns slightly lagged the Index early in the reporting period, as a very narrow range of stocks led the market rally. However, when investors began to focus more on company fundamentals and less on momentum, CCI's astute stock selection led to superior results. The manager's scant exposure to lower-quality technology issues helped CCI weather the correction that began in March. In addition, its more defensive holdings in utilities, consumer goods, and energy stocks greatly enhanced returns.

Oak Associates, Ltd. generated very strong returns from its overweighting in the technology sector. Specifically, semiconductor, networking, and fiber optics holdings generated very positive results. In addition, by avoiding the more speculative "dotcom" securities, Oak Associates was able to sidestep much of the carnage that occurred in the sector during the beginning of the second quarter.
While not every security yielded positive results-
Microsoft Corp. being a high-profile example-the majority of the portfolio's tech-nology stocks performed well during the reporting period.

Oak Associates believes that the technological revolution is still in its early stages, and that tremendous opportunities will continue to present themselves in the coming years.

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Target Funds   Large Capitalization Value Fund
Performance at a Glance

Cumulative Total Returns1                     As of 7/31/00
                                    Since Inception2
                      (Without Sales Charge)      (With Sales Charge)
   Class A                  -6.42%                      -11.10%
   Class B                  -7.02                       -12.02
   Class C                  -7.02                        -8.95
   Lipper Large-Cap
    Value Fund Avg.3         1.93                         N/A

Past performance is not indicative of future results.
Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1 Source: Prudential Investments Fund Management LLC and
Lipper Inc. Since the Fund has been in
existence less than one year, returns are cumulative, and therefore no average annual total returns are presented.
The Fund charges a maximum front-end sales charge of 5% for Class A shares. Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%, and 1% for six years. Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for 18 months.

2 Inception date: Class A, B, and C, 11/3/99.

3 The Lipper Since Inception return is for all funds in each share class in the Large-Cap Value Fund category.
The Lipper average is unmanaged. The Lipper Large-Cap
Value Fund average includes funds that invest in a variety of market capitalization ranges, generally have between 25% and 75% of their equity assets in companies with market capitalizations above 300% of the dollar-weighted median of the S&P(r) Mid-Cap 400 Index, invest in companies considered undervalued, and have below-average price/earnings ratio, price-to-book ratio, and three-year earnings growth figure.

S&P(r) is a registered trademark of The McGraw-Hill
Companies, Inc.

Portfolio Composition
   Sectors expressed as a percentage
of net assets as of 7/31/00
      25.8%  Financial Services
      17.3   Consumer Cyclical
      13.0   Technology
      11.2   Basic Industries
      11.1   Other
       8.0   Utilities
       6.9   Energy
       6.8   Consumer Staples
      -0.1   Cash & Equivalents
www.prudential.com      (800) 225-1852

Investment Advisers' Comments on Five Largest Holdings

Mercury Advisors (formerly Hotchkis and Wiley)  As of 7/31/00*
1.4%   Alcoa, Inc./Nonferrous Metals
World's leading producer of primary and fabricated aluminum. Alcoa recently completed its merger with Reynolds Metals and is realizing significant cost savings. Aluminum inventory levels are low and demand solid.

1.4%   Philip Morris Companies, Inc./Tobacco
Major tobacco and consumer products company. Recently enhanced its food division with the purchase of Nabisco.
Philip Morris's stock price has rebounded sharply this year due to diminished tobacco litigation risk and its proposal to spin off 10% of its food division with an initial public offering.

1.3%   Lockheed Martin Corp./Aerospace
A diversified global technology systems organization. A new management team is leading a major restructuring effort that has resulted in improving or eliminating problem divisions.

1.2%   Allstate Corp./Insurance
The adviser believes that Allstate's conservative underwriting philosophy and aggressive loss-cost-management capabilities will enable it to deliver greater and more consistent earnings than its competitors.

1.2%   Ford Motor Co./Automobiles
The world's largest truck maker and the second largest maker of cars. The company has been hurt by rising interest rates and concerns over slower economic growth.
However, its fundamentals remain solid, and it has a low price/earnings ratio.

J.P. Morgan Investment Management Inc.  As of 7/31/00*
2.5%   Exxon Mobil Corp./International Oil
The fourth largest oil company in the world. The firm is well established from reserves to distribution, and has benefited from the recent supply/demand environment.

2.5%   Citigroup, Inc./Financial Services
The world's largest financial services organization.
Rising interest rates have been detrimental to its share price, despite strong underlying fundamentals.

1.3%   Verizon Communications/Telecommunications
An international telecommunications company whose services include local telephone service, wireless service, and domestic and international publishing businesses.

1.0%   Philip Morris Companies, Inc./Tobacco
Through subsidiaries, makes and sells various consumer products, including tobacco products, packaged goods, and beer. Due to litigation concerns, it sells for only nine times earnings.

0.9%   American International Group, Inc./Insurance
Engaged in a broad global range of insurance and insurance-related activities and financial services.
Strong revenues drove a sharp stock rise during the reporting period.

* Expressed as a percentage of the Fund's net assets.
Holdings are subject to change.

Target Funds   Large Capitalization Value Fund

Annual Report   July 31, 2000

Investment Goals and Style
The Large Capitalization Value Fund, currently managed by
J.P. Morgan Investment Management, Inc. and Mercury
Advisors (formerly Hotchkis and Wiley), has total return as its investment objective. Total return consists of capital appreciation and dividend income. The Fund seeks investments that will increase in value and also pay the Fund dividends. It invests in large company stocks that its managers believe are undervalued, given the companies' sales, earnings, book value, cash flow, and recent performance.

Growth Outperforms
Overall, during the nine-month reporting period, growth stocks significantly outperformed their value stock counterparts. While value stocks generated better relative returns in five of the nine months, the dramatic outperformance of growth stocks in the remaining four months of the period tipped the scales in their favor.

As was the case in 1999, the technology component of the growth index generated some of the strongest results.
Technology issues account for over half of the market weight of the Russell 1000 Growth Index versus only around 10% of the Russell 1000 Value Index. While technology stocks fell sharply in the middle of the reporting period, their superior returns at the beginning and end of the period propelled the growth sector upward.

The Large Capitalization Value Fund's Class A shares fell
-6.42% during the reporting period-11.10% for investors paying the initial Class A share sales charge. The Fund's return underperformed the 5.89% return of the S&P 500
Index, and lagged the 1.93% return of its Lipper Average largely because both managers adhere to a strict value style.

www.prudential.com          (800) 225-1852

In general, Mercury Advisors' strong security selection in the insurance and defense sectors helped performance.
However, basic industry holdings
created a drag on performance. Concern that slowing economic growth would lead to falling demand hurt the Fund's holdings in the natural resources, paper, and chemical industries. Mercury Advisors believes that this sector offers strong long-term appreciation potential, given its extremely depressed valuations and low inventory levels. In addition, the adviser believes the fallout from this year's severe correction in growth stocks will cause investors to again focus on company fundamentals, which should aid value-oriented investing.

J.P. Morgan Investment Management, Inc. replaced INVESCO
Capital Management, Inc. on May 24, 2000. The adviser's focus on the capital markets sector has been the strongest contributor to returns. Selective exposure to telecommunications companies also enhanced results. However, holdings in industrial cyclicals negatively impacted performance. A key example is Honeywell, which did not meet earnings estimates due to sluggish revenue growth and operational issues.

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Target Funds   Small Capitalization Growth Fund

Performance at a Glance

Cumulative Total Returns1                        As of 7/31/00
                                      Since Inception2
                       (Without Sales Charge)      (With Sales Charge)
   Class A                     26.20%                     19.89%
   Class B                     25.40                      20.40
   Class C                     25.40                      23.15
   Lipper Small-Cap
    Growth Fund Avg.3          37.96                       N/A

Past performance is not indicative of future results.
Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Fund's performance was achieved by investing in technology stocks during a period of unprecedented return in that sector of the market. There can be no assurance that this performance can be repeated in the future.

1 Source: Prudential Investments Fund Management LLC and
Lipper Inc. Since the Fund has been in
existence less than one year, returns are cumulative, and therefore no average annual total returns are presented. The Fund charges a maximum front-end sales charge of 5% for Class A shares. Class B shares are subject to a declining contingent deferred sales charge
(CDSC) of 5%, 4%, 3%, 2%, 1%, and 1%
for six years. Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for 18 months.

2 Inception date: Class A, B, and C, 11/3/99.

3 The Lipper Since Inception return is for all funds in each share class in the Small-Cap Growth Fund category.
The Lipper average is unmanaged. The Lipper Small-Cap
Growth Fund average includes funds that invest at least
75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median market capitalization of the S&P(r) SmallCap 600 Index, invest in companies with long-term earnings expected to grow significantly faster than stocks represented in a major unmanaged stock index, and have an above-average price/earnings ratio, price-to-book ratio, and three-year earnings growth figure.

S&P(r) is a registered trademark of The McGraw-Hill
Companies, Inc.

Portfolio Composition

   Sectors expressed as a percentage
of net assets as of 7/31/00
      33.5%  Technology
      13.5   Consumer Staples
      12.5   Consumer Services
      12.2   Financial Services
       7.3   Basic Industry
       6.2   Consumer Cyclical
       5.0   Energy
       3.8   Miscellaneous
       1.0   Utilities
       5.0   Cash & Equivalents
www.prudential.com     (800) 225-1852

Investment Advisers' Comments on Five Largest Holdings

Sawgrass Asset Management  As of 7/31/00*
2.0%   Avocent Corp./Telecommunications
Makers of switching systems that control many PCs and servers from one location.
These systems allow management of multiple servers from a single computer screen.

1.6%   Chico's FAS, Inc./Retail Trade
Specialty retailer of exclusively designed private label clothing, accessories, and other nonclothing gift items.
Chico's currently operates roughly 200 stores, and expects to open 45 more units in the next 12 months.

1.6%   Silicon Valley Bancshares/Banks
A provider of commercial lending and other financial products to clients in the technology and life sciences industries, as well as other target niches. A portion of its revenue comes from warrants and capital initial public offerings.

1.6%   Silicon Valley Group, Inc./Electrical Equipment
Designs, manufactures, markets, and services semiconductor processing equipment used in the fabrication of integrated circuits. The firm's stock performed extremely well during the March market correction.

1.5%   Actel Corp./Electronics
Designs, develops, and markets printed circuit boards, field programmable systems and associated design and development software, and programming hardware.


Chase Fleming Asset Management USA  As of 7/31/00*
1.6%   AmeriCredit Corp./Financial Services
A national lender specializing in automobile loans.
Through a network of auto dealers and banks, the company purchases loans made by dealers to consumers who are usually unable to obtain financing from traditional sources.

1.4%   Penton Media, Inc./Publishing
This business-to-business media company publishes trade magazines, produces trade shows and conferences, and runs websites primarily for one Internet/broadband, design/ engineering, electronics, natural products, food, aviation, and hospitality industries.

1.2%   APW, Inc./Industrial Machinery
Provides design services and manufacturing of integrated electronic enclosure systems for original equipment manufacturers. APW offers enclosures, power supplies, and cabling for both standalone use and integrated custom systems.

1.2%   Advent Software, Inc./Software
A leading provider of software for asset management organizations. The company provides a variety of products for the front, middle, and back office.

1.1%   CSG Systems International, Inc./Business Services
The leading provider of customer care and billing solutions to the cable TV and satellite industry. CSG offers a full turnkey outsource processing service, as well as software solutions. It has long-term contracts with predictable cash flow streams.

* Expressed as a percentage of the Fund's net assets.
Holdings are subject to change.

Target Funds   Small Capitalization Growth Fund

Annual Report   July 31, 2000

Investment Goals and Style
The Small Capitalization Growth Fund, managed by Sawgrass
Asset Management and Chase Fleming Asset Management USA, has maximum capital appreciation as its investment objective. To achieve that objective, the Fund invests in the stocks of small companies that the managers expect will increase their earnings faster than the growth rate of the U.S. economy.

Small-Cap Growth Excels
After several years of lagging the overall market, small-cap stocks narrowly outperformed their larger-cap counterparts in 1999. Despite a fluctuating market, small caps have continued this trend, as the Russell 2000 Index has generated relatively better results than the large-cap S&P 500 Index during the first seven months of 2000.
This was largely due to the excellent performance generated by certain technology and biotechnology stocks.

The Small Capitalization Growth Fund generated strong results during the reporting period, and its Class A shares returned 26.20%-19.89% for investors paying the initial Class A share sales charge. However, the Fund underperformed the 37.96% return of its Lipper Average.
As the Russell 2000 Growth Index was up only 20.37%, we believe many of our peers enhanced results by also investing in larger-capitalization stocks. In contrast, the Small Capitalization Growth Fund invests solely in smaller-cap growth issues.

www.prudential.com         (800) 225-1852

Investment advisers Sawgrass Asset Management and Chase
Fleming Asset Management USA focus on companies with strong business plans that possess the ability to generate solid earnings growth and revenues. To a great extent, this approach was not rewarded early in the reporting period.
A small group of small-cap growth issues with speculative business plans and little, if any, earnings initially led the market. However, when the stock market experienced a sharp correction in April, these high-flying stocks fell sharply. In contrast, both investment advisers significantly outperformed the market.

In June, the market experienced a significant rebound, and again both managers outperformed the overall small-cap market. As contrasted with earlier in the period when stock valuations were seemingly not a concern, investors refocused on valuations. As a result, more reasonably priced established companies generated the largest gains.
In particular, Sawgrass generated exceptional results from its semiconductor stocks, and Fleming's selective investments in technology issues enhanced performance.

Target Funds   Small Capitalization Value Fund

Performance at a Glance

Cumulative Total Returns1   As of 7/31/00

                                        Since Inception2
                        (Without Sales Charge)      (With Sales Charge)
   Class A                     10.80%                      5.26%
   Class B                     10.10                       5.10
   Class C                     10.10                       8.00
   Lipper Small-Cap
     Value Fund Avg.3          16.12                        N/A

Past performance is not indicative of future results.
Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1 Source: Prudential Investments Fund Management LLC and
Lipper Inc. Since the Fund has been in
existence less than one year, returns are cumulative, and therefore no average annual total returns are presented.
The Fund charges a maximum front-end sales charge of 5% for Class A shares. Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%, and 1% for six years. Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for 18 months.

2 Inception date: Class A, B, and C, 11/3/99.

3 The Lipper Since Inception return is for all funds in each share class in the Small-Cap Value Fund category.
The Lipper average is unmanaged. The Lipper Small-Cap
Value Fund average includes funds that invest at least
75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median of the S&P(r)
SmallCap 600 Index, invest in companies that are considered undervalued relative to a major unmanaged stock index, and have a below-average price/earnings ratio, price-to-book ratio, and three-year earnings growth figure.

S&P(r) is a registered trademark of The McGraw-Hill
Companies, Inc.

Portfolio Composition

   Sectors expressed as a percentage
of net assets as of 7/31/00
      21.9%  Consumer Staples
      18.4   Technology
      13.9   Miscellaneous
      15.9   Consumer Cyclical
      10.2   Business Services
       7.3   Financial Services
       3.2   Utilities
       2.5   Energy
       6.7   Cash & Equivalents
www.prudential.com        (800) 225-1852

Investment Advisers' Comments on Five Largest Holdings


1.2%    C&D Technologies, Inc./Electronics
Produces integrated reserve power systems and components for telecommunications and control applications.

1.2%   Cambrex Corp./Chemicals
Manufactures ingredients, chemicals, and cell culture products for the biotechnology and pharmaceutical industries. As these industries usually focus their efforts in drug development, Cambrex helps them outsource production of components.

1.2%   Carlisle Companies, Inc./Diversified Industrials
Manufactures and distributes a wide variety of products across a broad range of industries, including the roofing, construction, trucking, automotive, food service, industrial equipment, and aircraft manufacturing fields.

1.1%   Rogers Corp./Electronics
Manufactures specialty materials, focusing on polymer laminates, for applications in the wireless communication, computer, imaging, and consumer markets.

1.1%   HSB Group, Inc./Insurance
A global provider of insurance products and engineering management consulting services. HSB markets specialty insurance, reinsurance, and technical consulting services to businesses, industries, and institutions in more than 80 countries.

Lazard Asset Management  As of 7/31/00*
1.0%   Venator Group, Inc./Retail-Apparel
A global specialty retailer whose stores include Foot
Locker and Champs Sports. The firm operates primarily in mall-based stores in North America. Venator has restructured its operations, eliminating underperforming businesses and locations.

0.7%   Everest Re Group, Ltd./Insurance
A property and casualty reinsurance operation that underwrites property and casualty reinsurance in the United States and abroad. The firm's stock trades at a low 12 times earnings, and it should benefit from more attractive industry pricing and falling loss costs.

0.7%   Invacare Corp./Drugs & Healthcare
Designs, manufactures, and distributes an extensive line of healthcare products for home, healthcare, retail, and extended care markets. Enjoys high margins and return on equity.

0.7%    Radian Group, Inc./Insurance
Provider of private mortgage insurance coverage on residential mortgage loans. Radian continues to exhibit excellent financial productivity, including a strong return on equity.

0.7%    Pennzoil-Quaker State Co./Auto-Related
Worldwide automotive after-market products and consumer car care company, primarily in lubricants and car care products. In the near future, Lazard expects the firm to benefit from its significant cost reduction initiatives.

* Expressed as a percentage of the Fund's net assets.
Holdings are subject to change.

Target Funds   Small Capitalization Value Fund

Annual Report   July 31, 2000

Investment Goals and Style
The Small Capitalization Value Fund, managed by Lazard
Asset Management and the Wood, Struthers & Winthrop
(formerly known as Wood, Struthers & Winthrop Management
Corp.), has above-average
capital appreciation as its investment objective. To achieve this, the Fund invests in stocks of small companies that its managers believe are undervalued, given the companies' sales, earnings, book values, cash flows, and recent performances.

Small-Cap Value Rebounds
After several years of lagging the overall market, small-cap stocks narrowly outperformed their larger-cap counterparts in 1999. Despite a fluctuating market, small caps have continued this trend, as the Russell 2000 Index has generated relatively better results than the large-cap S&P 500 Index during the first seven months of 2000.

As the reporting period began, small-cap value stocks had lower relative returns than their small-cap growth counterparts. This was largely due to the excellent performance generated by a handful of growth-oriented technology and biotechnology stocks. However, as the period progressed, small-cap value stocks generated superior results. The high valuations of many growth stocks concerned investors, particularly as profitability remained elusive for many "new economy" firms. In addition, a number of small-cap value companies were acquired at a premium price, which helped to generate investor interest in the sector.

The Small Capitalization Value Fund's Class A shares generated a 10.80% return during the reporting period-
5.26% for investors paying the initial Class A sales share charge. This compared to a 17.64% return for the Russell 2000 Index. The Fund also lagged the 16.12% return of its Lipper Average.

www.prudential.com       (800) 225-1852

Investment adviser Wood, Struthers & Winthrop's overweight in the technology, healthcare, and energy sectors enhanced performance. Holdings C&D Technologies, Inc. (see Comments on Largest Holdings), Technitrol, and Varian all doubled in price during the reporting period. Healthcare-related holdings such as Cambrex Corp. (see Comments on Largest Holdings), Pharmaceutical Product Development, and Beckman Coulter also excelled. In the energy sector, the Fund benefited from rising share prices in its utilities and oil and gas holdings. An underweight in the financial sector ultimately worked in the Fund's favor, as performance was generally poor in this sector due to the rising interest rate environment. Performance was hurt by a handful of holdings that did not meet expectations.
However, these disappointments were not focused on any one sector, and a diversified portfolio helped to limit their negative effect on overall returns.

Lazard Asset Management generated solid results from a variety of holdings, including those in the insurance, healthcare, and consumer discretionary sectors. In the insurance area, Gallagher (Arthur J.) & Company and
Everest Re Group (see Comments on Largest Holdings) rose sharply. Healthcare-related offerings, including
AmeriSource Health, Varian Medical Systems, and Dentsply
International, also excelled. Two of the Fund's consumer discretionary holdings-Pier 1 Imports and Venator Group
(see Comments on Largest Holdings)-nearly doubled their purchase price. However, the portfolio was hurt by its exposure to the business services sector.

Target Funds   International Equity Fund
Performance at a Glance

Cumulative Total Returns1                  As of 7/31/00
                                      Since Inception2
                          (Without Sales Charge)      (With Sales Charge)
   Class A                       -0.50%                     -5.48%
   Class B                       -1.10                      -6.05
   Class C                       -1.10                      -3.07
   Lipper International
     Fund Avg.3                  11.00                       N/A

Past performance is not indicative of future results.
Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Fund will invest in foreign securities, which are subject to risks of currency fluctuation and the impact of social, political, and economic change.

1 Source: Prudential Investments Fund Management LLC and
Lipper Inc. Since the Fund has been in
existence less than one year, returns are cumulative, and therefore no average annual total returns are presented.
The Fund charges a maximum front-end sales charge of 5% for Class A shares. Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%, and 1%
for six years. Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for 18 months.

2 Inception date: Class A, B, and C, 11/3/99.

3 The Lipper Since Inception return is for all funds in each share class in the International Fund category. The
Lipper average is unmanaged. The Lipper International
Fund average includes funds that invest their assets in securities with primary trading markets outside the United States.

Portfolio Composition
   Sectors expressed as a percentage
of net assets as of 7/31/00
      27.0%  Financial Services
      17.7   Consumer Staples
      14.6   Consumer Services
       6.8   Business Services
       6.5   Miscellaneous
       5.4   Energy
       4.8   Consumer Cyclical
       4.7   Utilities
       4.6   Basic Industries
       3.5   Technology
       4.4   Cash & Equivalents

Geographic Concentration

   Expressed as a percentage
of net assets as of 7/31/00
      32.1%  Other Continental Europe
      22.2   United Kingdom
      22.1   Japan
       9.2   Germany
       5.6   Scandinavia
       4.4   Pacific Basin (excluding Japan)
       4.4   Cash & Equivalents
www.prudential.com             (800) 225-1852

Investment Advisers' Comments on Five Largest Holdings

Lazard Asset Management  As of 7/31/00*
2.6%   Total Fina SA/Oil & Gas Producer
One of the world's largest integrated oil companies. The firm was formed when Total purchased Elf Acquitaine. The combined company has benefited from cost cutting and a strong pricing environment.

2.4%   TDK Corp./Diversified Electronics
A multinational manufacturer of recording media
(audiotapes, videotapes, floppy disks, and optical disks) and other related products. The ongoing technological revolution has helped the firm's sales and revenues.

2.4%   Nissan Motor Co., Ltd./Automobiles
After many years of poor performance, Nissan has rebounded sharply as the result of a major restructuring effort. Its stock price has risen sharply on the back of its revitalized product line and cost-cutting efforts.

2.3%   Aventis SA/Pharmaceuticals
One of the world's largest drug companies, formed through the merger of Hoechst and Rhone Poulenc. The combined company has reduced costs by eliminating redundant operations while enhancing its ability to develop and market new products.

2.3%   Allianz AG/Insurance
One of the world's largest global insurance firms. It also has a growing asset management operation. Allianz has performed well, due in part to the elimination of German corporate capital gains tax.

* Expressed as a percentage of the Fund's net assets.
Holdings are subject to change.

Target Funds   International Equity Fund

Annual Report   July 31, 2000

Investment Goals and Style
The International Equity Fund, managed by Lazard Asset
Management, has capital appreciation as its investment objective. It purchases stocks of foreign companies to achieve this objective. These companies may be based in either developing or developed countries. The Fund may also invest in American Depositary Receipts, American
Depositary Shares, Global Depositary Receipts, and
European Depositary Receipts, which are certificates representing an equity investment in a foreign company.

The International Equity Fund's Class A shares fell 0.50% during the reporting period-5.48% for investors paying the initial Class A share sales charge. This return underperformed the 3.65% return generated by the MSCI
EAFE Index and the 11.00% return of its Lipper Average.
The Fund's underperformance can largely be attributed to two factors. First, overall, growth stocks outperformed their value stock counterparts during the period. The
Fund's manager, Lazard Asset Management, is a value manager, and therefore its investment style was not rewarded. Second, riskier emerging market stocks excelled at the beginning of the period.

In particular, the Fund's underexposure to growth-oriented technology, media, and telecommunications (TMT) stocks from November through early March was detrimental to its performance. During that period, TMT stocks rose dramatically, while most other sectors of the international equity market fell. However, after an abrupt change of market favor to so-called "old economy" stocks in March, the Fund outperformed its benchmark index from that time through the end of July. The change occurred because of rising interest rates, a number of highly publicized troubles at "dotcom" firms, and the high cost associated with new U.K. cellular licensing agreements. Afterward, the Fund's relative underweight in media and telecommunications enhanced its relative returns. In addition, it owned strong technology stocks, including Alcatel, Philips, TDK Corp. (see Comments on
Largest Holdings), and Canon.

Target Funds   Total Return Bond Fund
Performance at a Glance

Cumulative Total Returns1   As of 7/31/00

                                       Since Inception2
                      (Without Sales Charge)      (With Sales Charge)
   Class A                    3.32%                     -0.82%
   Class B                    2.95                      -2.05
   Class C                    2.95                       0.92
   Lipper Corporate
    Debt BBB-Rated
    Fund Avg.3                3.13                        N/A

Five Largest Issuers

   Expressed as a percentage of
net assets as of 7/31/00
      49.3%  Government National
             Mortgage Association
      23.3   U.S. Treasuries
       8.1   Federal National
             Mortgage Association
       3.9   General Electronic Capital Corp.
       3.9   CBA Finance, Inc.
Holdings are subject to change.


Portfolio Composition
   Sectors expressed as a percentage of
total investments as of 7/31/00
   41.9%  Mortgage-Backed Securities
   41.9   U.S. Corporate Bonds
   14.9   U.S. Treasuries
    1.3   Other

Distribution & Yields           As of 7/31/00
             Distributions Paid      30-Day
              Since Inception       SEC Yield
   Class A        $0.34               4.45%
   Class B        $0.30               4.13
   Class C        $0.30               4.09

Credit Quality
   Expressed as a percentage of total long-term investments as of 7/31/00
   68.9%  Aaa
    3.8   Aa
   16.6   A
    9.4   Baa
    1.3   Ba

Past performance is not indicative of future results.
Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1 Source: Prudential Investments Fund Management LLC and
Lipper Inc. Since the Fund has been in
existence less than one year, returns are cumulative, and therefore no average annual total returns are presented.
The Fund charges a maximum front-end sales charge of 4% for Class A shares. Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%, and 1% for six years. Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for 18 months.

2 Inception date: Class A, B, and C, 11/3/99.

3 The Lipper Since Inception return is for all funds in each share class in the Corporate Debt BBB-Rated Fund category. The Lipper average is unmanaged. The Lipper
Corporate Debt BBB-Rated Fund average includes funds that invest at least 65% of their assets in corporate and government debt issues rated in the top four grades.

Target Funds   Total Return Bond Fund

Annual Report   July 31, 2000

Investment Goals and Style
The Total Return Bond Fund, managed by Pacific Investment
Management Company (PIMCO), has total return as its investment objective. Total return includes both current income and capital appreciation. To achieve this, it invests in debt obligations issued or guaranteed by the U.S. government and its agencies, as well as debt obligations issued by U.S. companies, foreign companies, and foreign governments and their agencies.

During the reporting period, the Total Return Bond Fund's Class A shares generated a 3.32% return. This was -0.82% for investors paying the initial Class A share sales charge. The Fund's return trailed the 3.13% Lipper Average of competing funds, and also lagged the 4.58% return of the Lehman
Brothers Government/Credit Bond Index.

Several strategies helped performance during the period. These included an underweight position in investment-grade corporate bonds. These securities underperformed Treasuries due to concerns over potential economic weakness. In addition, the Fund's modest holdings of real-return bonds outperformed Treasuries with similar durations, as their increasing inflation-adjusted yields more than offset rising interest rates.

Earlier in the reporting period, the Fund's overweight in mortgage securities detracted from performance, as increased market volatility led to falling prices.
However, the incremental yields provided by these securities generally enhanced returns during the second half of the period. The Fund's exposure to high-yield bonds hurt performance, as credit concerns offset their yield premium. Finally, a small weighting in emerging market debt was a detriment, as U.S. Federal Reserve Board policy had a negative ripple effect overseas.

Target Funds Management Team

Target Funds

Annual Report   July 31, 2000

Financial
   Statements

       Target Funds     Large Capitalization Growth Fund
             Portfolio of Investments as of July 31, 2000

Shares          Description                                          Value (Note 1)
-----------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  95.1%
Common Stocks  95.1%
-------------------------------------------------------------------------------------
Banks  1.5%
      115,700   MBNA Corp.                                           $    3,861,488
-------------------------------------------------------------------------------------
Broadcasting  1.6%
       23,900   AMFM Inc.(a)                                              1,707,356
       19,500   Univision Communications Inc.(a)                          2,422,875
                                                                     --------------
                                                                          4,130,231
-------------------------------------------------------------------------------------
Business Services  2.1%
       29,000   Omnicom Group Inc.                                        2,465,000
       25,000   Waters Corp.                                              2,965,625
                                                                     --------------
                                                                          5,430,625
-------------------------------------------------------------------------------------
Computers & Business Equipment  0.7%
       68,300   Compaq Computer Corp.                                     1,916,669
-------------------------------------------------------------------------------------
Computer Software & Services  10.7%
       63,000   BEA Systems, Inc.                                         2,712,937
       23,500   Check Point Software Technologies Ltd.                    2,726,000
      123,750   EMC Corp.(a)                                             10,534,219
       21,000   Foundry Networks, Inc.                                    1,718,063
       62,100   Microsoft Corp.(a)                                        4,335,356
       35,000   Oracle Systems Corp.(a)                                   2,631,562
       21,000   Siebel Systems Inc.(a)                                    3,045,000
                                                                     --------------
                                                                         27,703,137
-------------------------------------------------------------------------------------
Drugs & Healthcare  9.6%
       10,000   Affymetrix, Inc.(a)                                       1,365,469
      100,000   HCA - The Healthcare Company                              3,400,000
       60,400   Medtronic, Inc.                                           3,084,175
       47,800   Merck & Co., Inc.                                         3,426,662
       29,000   PE Corp.                                                  2,528,437
      125,525   Pfizer, Inc.                                              5,413,266

    24                                     See Notes to Financial Statements

       Target Funds     Large Capitalization Growth Fund
             Portfolio of Investments as of July 31, 2000 Cont'd.

Shares          Description                                          Value (Note 1)
-----------------------------------------------------------------------------------------
       43,000   Pharmacia Corporation                                $    2,354,250
       15,000   QLT Phototherapeutics(a)                                    988,125
       38,000   Teva Pharmaceutical Industries Ltd. (ADR) (Israel)        2,308,500
                                                                     --------------
                                                                         24,868,884
-------------------------------------------------------------------------------------
Electronic Components  7.8%
      214,200   Applied Materials, Inc.(a)                               16,252,425
      129,875   Atmel Corp.(a)                                            3,888,133
                                                                     --------------
                                                                         20,140,558
-------------------------------------------------------------------------------------
Electronics  17.4%
       81,500   CIENA Corp.                                              11,583,188
      459,100   Cisco Systems, Inc.(a)                                   30,042,356
       52,000   Motorola, Inc.                                            1,719,250
       48,000   Palm, Inc.                                                1,872,000
                                                                     --------------
                                                                         45,216,794
-------------------------------------------------------------------------------------
Entertainment  0.7%
       47,000   Walt Disney Co.                                           1,818,313
-------------------------------------------------------------------------------------
Financial Services  6.2%
       37,500   Chase Manhattan Corp.                                     1,863,281
      104,150   Citigroup Inc.                                            7,349,084
       57,300   Morgan Stanley Dean Witter & Co.                          5,228,625
       37,000   Wells Fargo & Co.                                         1,528,563
                                                                     --------------
                                                                         15,969,553
-------------------------------------------------------------------------------------
Food & Beverages  3.6%
       42,000   Anheuser Busch Companies, Inc.                            3,381,000
       84,000   PepsiCo, Inc.                                             3,848,250
       53,000   SYSCO Corp.                                               2,086,875
                                                                     --------------
                                                                          9,316,125
-------------------------------------------------------------------------------------
Insurance  2.2%
       46,763   American International Group, Inc.                        4,100,487
       15,500   CIGNA Corp.                                               1,548,062
                                                                     --------------
                                                                          5,648,549

    See Notes to Financial Statements                                     25

       Target Funds     Large Capitalization Growth Fund
             Portfolio of Investments as of July 31, 2000 Cont'd.

Shares          Description                                          Value (Note 1)
-----------------------------------------------------------------------------------------
Internet Software & Serivces  3.3%
       39,000   America Online, Inc.(a)                              $    2,079,187
       14,300   Ariba Inc.                                                1,657,906
       26,700   Digex, Inc.                                               1,683,769
       42,000   Exodus Communications, Inc.(a)                            1,866,375
       10,000   Yahoo Inc. (a)                                            1,286,875
                                                                     --------------
                                                                          8,574,112
-------------------------------------------------------------------------------------
Oil & Gas  1.9%
       29,000   Coastal Corp.(a)                                          1,674,750
       43,000   Enron Corp.                                               3,165,875
                                                                     --------------
                                                                          4,840,625
-------------------------------------------------------------------------------------
Oil Field / Equipment & Services  1.5%
       26,000   BJ Services Co.(a)                                        1,517,750
       32,000   Schlumberger, Ltd.                                        2,366,000
                                                                     --------------
                                                                          3,883,750
-------------------------------------------------------------------------------------
Pollution Control  0.5%
       77,000   Waste Management, Inc.                                    1,438,938
-------------------------------------------------------------------------------------
Retail Trade  2.3%
       35,900   Home Depot, Inc.                                          1,857,825
       36,000   Kohl's Corp.(a)                                           2,043,000
       39,000   Wal-Mart Stores, Inc.                                     2,142,562
                                                                     --------------
                                                                          6,043,387
-------------------------------------------------------------------------------------
Semiconductors & Equipment  17.5%
      206,950   Intel Corp.                                              13,813,913
      162,000   Linear Technology Corp.                                   8,950,500
      152,800   Maxim Integrated Products, Inc.(a)                       10,094,350
      168,100   Xilinx Inc.(a)                                           12,618,006
                                                                     --------------
                                                                         45,476,769

    26                                     See Notes to Financial Statements

       Target Funds     Large Capitalization Growth Fund
             Portfolio of Investments as of July 31, 2000 Cont'd.

Shares          Description                                          Value (Note 1)
-----------------------------------------------------------------------------------------
Telecommunication  1.2%
       21,500   Copper Mountain Networks, Inc.(a)                    $    1,695,477
       11,000   VoiceStream Wireless Corp.                                1,410,750
                                                                     --------------
                                                                          3,106,227
-------------------------------------------------------------------------------------
Utilities  2.8%
       66,000   AES Corp.(a)                                              3,526,875
       53,000   Calpine Corp.                                             3,776,250
                                                                     --------------
                                                                          7,303,125
                                                                     --------------
                Total common stocks (cost $188,397,950)                 246,687,859
                                                                     --------------
SHORT-TERM INVESTMENTS  4.7%
Principal
Amount
(000)
-------------------------------------------------------------------------------------
Repurchase Agreement  4.7%
$      12,134   State Street Bank & Trust Co.,
                 5.25%, 7/31/00, due 8/1/00 in the amount of
                 $12,135,770 (cost $12,134,000; collateralized by
                 $5,055,000 U.S. Treasury Bonds, 6.75%, 8/15/26,
                 and by $4,375,000 U.S. Treasury Bonds, 11.25%,
                 2/15/15, value of collateral including accrued
                 interest is $12,382,195)                                12,134,000
                                                                     --------------
                Total Investments  99.8%
                 (cost $200,531,950; Note 4)                            258,821,859
                Other assets in excess of liabilities  0.2%                 411,290
                                                                     --------------
                Net Assets  100%                                     $  259,233,149
                                                                     --------------
                                                                     --------------

------------------------------
(a) Non-income producing.
ADR--American Depository Receipt.
    See Notes to Financial Statements                                     27

       Target Funds     Large Capitalization Value Fund
             Portfolio of Investments as of July 31, 2000

Shares          Description                                          Value (Note 1)
-----------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  98.2%
Common Stocks  97.4%
-------------------------------------------------------------------------------------
Aerospace  4.3%
        1,800   B.F. Goodrich Co.                                    $       64,238
        2,100   Boeing Co.                                                  102,900
        2,900   Honeywell International, Inc.                                97,512
       13,430   Lockheed Martin Corp.                                       377,719
        4,420   Northrop Grumman Corp.                                      314,096
        5,570   TRW, Inc.                                                   250,302
          800   United Technologies Corp.                                    46,700
                                                                     --------------
                                                                          1,253,467
-------------------------------------------------------------------------------------
Airlines  0.1%
          100   AMR Corp.(a)                                                  3,306
          500   Southwest Airlines Co.                                       11,813
                                                                     --------------
                                                                             15,119
-------------------------------------------------------------------------------------
Apparel & Textiles  0.4%
        1,400   Jones Apparel Group, Inc.(a)                                 32,025
        4,800   Russell Corp.                                                94,500
                                                                     --------------
                                                                            126,525
-------------------------------------------------------------------------------------
Auto Parts  1.9%
        3,202   ArvinMeritor, Inc.                                           50,031
       10,250   Dana Corp.                                                  235,110
       10,980   Delphi Automotive Systems Corp.                             162,641
        1,900   Goodyear Tire & Rubber Co.                                   37,881
        2,120   Tenneco Automotive, Inc.                                     12,455
        1,637   Visteon Corp.                                                22,918
        1,000   W.W. Grainger, Inc.                                          31,750
                                                                     --------------
                                                                            552,786
-------------------------------------------------------------------------------------
Automobiles  3.7%
       12,230   Ford Motor Co.                                              569,459
       10,532   General Motors Corp.                                        520,177
                                                                     --------------
                                                                          1,089,636

    28                                     See Notes to Financial Statements

       Target Funds     Large Capitalization Value Fund
             Portfolio of Investments as of July 31, 2000 Cont'd.

Shares          Description                                          Value (Note 1)
-----------------------------------------------------------------------------------------
Banks  6.0%
        2,800   Bank America Corp.                                   $      132,650
       10,860   Bank One Corp.                                              345,484
        2,100   BankNorth Group, Inc.                                        32,156
        1,800   Charter One Financial, Inc.                                  38,812
        2,900   Dime Bancorp, Inc.                                           46,762
        2,760   First Security Corp.                                         39,675
          600   First Tennessee National Corp.                               10,950
       11,410   First Union Corp.                                           294,521
          600   Firstar Corp.                                                11,850
          300   Firstmerit Corp.                                              6,263
        1,500   Fleet Boston Financial Corp.                                 53,719
        2,300   GreenPoint Financial Corp.                                   54,050
        2,000   Hibernia Corp.                                               21,875
        8,970   KeyCorp                                                     157,536
          500   Marshall & Ilsley Corp.                                      22,625
        1,300   Mercantile Bankshares Corp.                                  41,356
          400   National Commerce Bancorp.                                    7,000
        3,300   North Fork Bancorporation, Inc.                              50,944
        1,600   PNC Bank Corp.                                               81,400
        1,100   Regions Financial Corp.                                      21,931
        2,100   SouthTrust Corp.                                             51,712
        2,200   Summit Bancorp.                                              54,037
        1,300   TCF Financial Corp.                                          38,269
        2,700   U.S. Bancorp.                                                51,806
        4,020   UnionBanCal Corp.                                            76,380
          300   Wells Fargo & Co.                                            12,394
                                                                     --------------
                                                                          1,756,157
-------------------------------------------------------------------------------------
Building & Construction  0.3%
        3,030   Harsco Corp.                                                 87,870
-------------------------------------------------------------------------------------
Business Services  0.7%
          700   Automatic Data Processing, Inc.                              34,694
       11,320   Xerox Corp.                                                 168,385
                                                                     --------------
                                                                            203,079
-------------------------------------------------------------------------------------
Chemicals  2.2%
        1,700   Air Products & Chemicals, Inc.                               56,737
        8,780   Dow Chemical Co.                                            252,425

    See Notes to Financial Statements                                     29

       Target Funds     Large Capitalization Value Fund
             Portfolio of Investments as of July 31, 2000 Cont'd.

Shares          Description                                          Value (Note 1)
-----------------------------------------------------------------------------------------
        4,030   Eastman Chemical Co.                                 $      188,906
        1,500   PPG Industries, Inc.                                         61,031
        1,000   Praxair, Inc.                                                39,563
        1,500   Rohm & Haas Co.                                              39,000
                                                                     --------------
                                                                            637,662
-------------------------------------------------------------------------------------
Computers & Business Equipment  1.2%
          200   Advanced Micro Devices, Inc.(a)                              14,387
        1,000   Apple Computer, Inc.                                         50,812
          900   Cisco Systems, Inc.(a)                                       58,894
        2,300   Compaq Computer Corp.                                        64,544
          300   EMC Corp.(a)                                                 25,537
          500   Hewlett-Packard Co.                                          54,594
          200   Lexmark International Group, Inc.(a)                          9,013
          600   Seagate Technology, Inc.(a)                                  30,412
          500   Sun Microsystems, Inc.(a)                                    52,719
                                                                     --------------
                                                                            360,912
-------------------------------------------------------------------------------------
Conglomerate  0.6%
        1,900   General Electric Co.                                         97,731
        1,500   ITT Industries, Inc.                                         49,313
          600   Tyco International Ltd.                                      32,100
                                                                     --------------
                                                                            179,144
-------------------------------------------------------------------------------------
Consumer Products  3.4%
        4,460   American General Corp.                                      297,426
        8,100   Eastman Kodak Co.                                           444,488
        5,150   Fortune Brands, Inc.                                        115,875
       16,990   Pactiv Corp.(a)                                             157,158
                                                                     --------------
                                                                          1,014,947
-------------------------------------------------------------------------------------
Cosmetics & Toiletries  0.9%
          300   Estee Lauder Cos., Inc.                                      13,200
        1,200   Gillette Co.                                                 35,025
        3,700   Procter & Gamble Co.                                        210,438
                                                                     --------------
                                                                            258,663

    30                                     See Notes to Financial Statements

       Target Funds     Large Capitalization Value Fund
             Portfolio of Investments as of July 31, 2000 Cont'd.

Shares          Description                                          Value (Note 1)
-----------------------------------------------------------------------------------------
Domestic Oil  1.1%
          455   Anadarko Petroleum Corp.                             $       21,755
          100   Apache Corp.                                                  4,975
          700   Conoco, Inc.                                                 23,063
        1,000   Conoco, Inc., (Class B)                                      15,662
          100   Devon Energy Corp.                                            4,575
          980   Sunoco, Inc.                                                 23,888
        9,860   USX - Marathon Group                                        239,721
                                                                     --------------
                                                                            333,639
-------------------------------------------------------------------------------------
Drugs & Healthcare  4.4%
        2,400   Abbott Laboratories                                          99,900
          800   ALZA Corp.(a)                                                51,800
        1,400   American Home Products Corp.                                 74,287
        1,850   Baxter International, Inc.                                  143,837
        1,200   Becton, Dickinson & Co.                                      30,300
        1,800   Bristol-Myers Squibb Co.                                     89,325
          800   C.R. Bard, Inc.                                              40,050
          200   Cardinal Health, Inc.                                        14,700
          700   CIGNA Corp.                                                  69,913
          500   Eli Lilly & Co.                                              51,938
          100   Genzyme Corp.                                                 6,944
        1,000   HCA-The Healthcare Corp.                                     34,000
          100   Human Genome Sciences, Inc.                                  12,081
        2,400   Johnson & Johnson                                           223,350
        2,500   Merck & Co., Inc.                                           179,219
        1,700   Pharmacia Corporation                                        93,075
          300   St. Jude Medical, Inc.(a)                                    12,375
        1,900   Tenet Healthcare Corp.(a)                                    57,831
          100   Vertex Pharmaceuticals, Inc.                                  9,794
                                                                     --------------
                                                                          1,294,719
-------------------------------------------------------------------------------------
Electric Utilities  7.7%
          600   Allegheny Energy, Inc.                                       18,825
          700   Ameren Corp.                                                 25,331
        4,714   American Electric Power Co., Inc.                           154,678
        1,300   Cinergy Corp.                                                33,800

    See Notes to Financial Statements                                     31

       Target Funds     Large Capitalization Value Fund
             Portfolio of Investments as of July 31, 2000 Cont'd.

Shares          Description                                          Value (Note 1)
-----------------------------------------------------------------------------------------
        4,670   CMS Energy Corp.                                     $      119,377
          200   Consolidated Edison, Inc.                                     6,063
        2,200   CP&L Energy, Inc.                                            73,563
        7,090   DTE Energy Co.                                              222,449
        4,720   Dynegy, Inc. (Class A)                                      332,170
        4,530   Edison International                                         89,184
        4,400   Entergy Corp.                                               119,350
          500   FPL Group, Inc.                                              24,125
        4,240   General Public Utilities Corp.                              112,360
        4,410   PECO Energy Co.                                             188,252
        2,000   PG&E Corp.                                                   51,750
        1,600   Pinnacle West Capital Corp.                                  63,300
        5,670   PPL Corp.                                                   153,090
        3,740   Public Service Enterprise Group, Inc.                       125,758
        4,973   SCANA Corp.                                                 130,852
        5,440   TXU Corp.                                                   170,000
        2,800   Wisconsin Energy Corp.                                       55,650
                                                                     --------------
                                                                          2,269,927
-------------------------------------------------------------------------------------
Electrical Equipment  0.5%
        1,700   Cooper Industries, Inc.                                      54,506
          400   Emerson Electric Co.                                         24,425
        1,100   Johnson Controls, Inc.                                       57,132
                                                                     --------------
                                                                            136,063
-------------------------------------------------------------------------------------
Electronics  0.4%
        3,310   Rockwell International Corp.                                116,057
          100   Solectron Corp.(a)                                            4,031
                                                                     --------------
                                                                            120,088
-------------------------------------------------------------------------------------
Entertainment  0.6%
        1,000   Fox Entertainment Group, Inc.                                30,625
        3,600   Walt Disney Co. (The)                                       139,275
                                                                     --------------
                                                                            169,900
-------------------------------------------------------------------------------------
Financial Services  10.4%
          100   Ameritrade Holding Corp.                                      1,281
        1,900   Associates First Capital Corp.                               49,756

    32                                     See Notes to Financial Statements

       Target Funds     Large Capitalization Value Fund
             Portfolio of Investments as of July 31, 2000 Cont'd.

Shares          Description                                          Value (Note 1)
-----------------------------------------------------------------------------------------
        1,300   AXA Financial, Inc.                                  $       49,725
        1,300   Bear Stearns Cos., Inc.                                      70,038
        1,000   Capital One Financial                                        58,625
        1,900   CIT Group (The)(a)                                           35,150
       10,300   Citigroup, Inc.                                             726,794
          700   E*Trade Group, Inc.                                          10,500
          700   Edwards (A.G.), Inc.                                         37,013
          900   Federal Home Loan Mortgage Corp.                             35,494
        8,350   Federal National Mortgage Association                       416,456
        1,100   Franklin Resources, Inc.                                     39,463
        1,200   Goldman Sachs Group, Inc.                                   118,725
        5,830   Household International, Inc.                               259,799
          900   Lehman Brothers Holdings, Inc.                              101,137
        1,200   MBIA, Inc.                                                   66,825
        1,100   MBNA Corp.                                                   36,713
        1,800   Merrill Lynch & Co., Inc.                                   232,650
        2,500   Morgan Stanley Dean Witter & Co.                            228,125
          100   PaineWebber Group, Inc.                                       6,925
          700   Providian Financial Corp.                                    71,356
          800   Schwab (Charles) Corp.                                       28,900
        1,000   TD Waterhouse Group, Inc.                                    18,250
       11,570   Washington Mutual, Inc.                                     371,686
                                                                     --------------
                                                                          3,071,386
-------------------------------------------------------------------------------------
Food & Beverages  2.0%
        2,260   Anheuser Busch Companies, Inc.                              181,930
          100   Bestfoods                                                     6,962
        1,000   General Mills, Inc.                                          34,375
        2,100   H.J. Heinz Co.                                               83,869
        2,100   Kellogg Co.                                                  54,469
        1,900   McDonald's Corp.                                             59,850
        1,200   Quaker Oats Co.                                              80,700
        1,000   Ralston Purina Co.                                           20,187
        1,500   Unilever NV (Netherlands)                                    66,375
                                                                     --------------
                                                                            588,717

    See Notes to Financial Statements                                     33

       Target Funds     Large Capitalization Value Fund
             Portfolio of Investments as of July 31, 2000 Cont'd.

Shares          Description                                          Value (Note 1)
-----------------------------------------------------------------------------------------
Forest Products  2.8%
       16,220   Georgia-Pacific Corp.                                $      449,869
        2,000   Kimberly-Clark Corp.                                        114,875
        5,800   Weyerhaeuser Co.                                            264,987
                                                                     --------------
                                                                            829,731
-------------------------------------------------------------------------------------
Gas & Pipeline Utilities  0.3%
          700   El Paso Energy Corp.                                         33,863
        1,100   Williams Companies, Inc. (The)                               45,925
                                                                     --------------
                                                                             79,788
-------------------------------------------------------------------------------------
Hotels  0.3%
        1,200   Marriott International, Inc.                                 48,000
        1,300   Starwood Hotels & Resort Worldwide, Inc.                     44,362
                                                                     --------------
                                                                             92,362
-------------------------------------------------------------------------------------
Household Appliances & Home Furnishings  0.3%
        2,300   Whirlpool Corp.                                              99,331
-------------------------------------------------------------------------------------
Industrial Machinery  0.8%
        1,700   Caterpillar, Inc.                                            57,906
          200   Deere & Co.                                                   7,713
          800   Eaton Corp.                                                  54,250
          800   Ingersoll-Rand Co.                                           31,400
          900   PACCAR, Inc.                                                 40,106
        1,200   Parker-Hannifin Corp.                                        42,675
                                                                     --------------
                                                                            234,050
-------------------------------------------------------------------------------------
Insurance  8.7%
        5,100   Aetna, Inc.                                                 283,050
          400   AFLAC, Inc.                                                  20,775
       17,900   Allstate Corp.                                              493,369
        2,850   American International Group, Inc.                          249,909
        1,300   Aon Corp.                                                    46,800
        1,400   Hartford Financial Services Group                            89,950
          900   Jefferson-Pilot Corp.                                        54,900
        1,900   John Hancock Financial Services, Inc.                        44,888
        7,130   Lincoln National Corp.                                      311,046
        9,590   Metlife, Inc.                                               201,390
        3,720   ReliaStar Financial Corp.                                   197,858

    34                                     See Notes to Financial Statements

       Target Funds     Large Capitalization Value Fund
             Portfolio of Investments as of July 31, 2000 Cont'd.

Shares          Description                                          Value (Note 1)
-----------------------------------------------------------------------------------------
        6,550   SAFECO Corp.                                         $      151,059
        8,250   St. Paul Companies, Inc.                                    366,609
        2,200   Torchmark Corp.                                              54,725
                                                                     --------------
                                                                          2,566,328
-------------------------------------------------------------------------------------
International Oil  5.0%
        2,600   Chevron Corp.                                               205,400
        9,100   Exxon Mobil Corp.                                           728,000
       12,070   Occidental Petroleum Corp.                                  244,418
        2,100   Phillips Petroleum Co.                                      106,706
        1,100   Royal Dutch Petroleum Co.                                    64,075
        2,450   Texaco, Inc.                                                121,122
                                                                     --------------
                                                                          1,469,721
-------------------------------------------------------------------------------------
Machinery  0.5%
       19,930   CNH Global NV (Netherlands)                                 155,703
-------------------------------------------------------------------------------------
Media  1.6%
          300   AMFM, Inc.                                                   21,431
          200   Clear Channel Communications, Inc.(a)                        15,237
        2,800   Comcast Corp.                                                95,244
        1,900   Gannett Co., Inc.                                           102,362
        1,000   Knight-Ridder, Inc.                                          52,125
        1,200   New York Times Co.                                           49,425
        1,500   Seagram Co., Ltd.                                            84,094
          700   Time Warner, Inc.                                            53,681
                                                                     --------------
                                                                            473,599
-------------------------------------------------------------------------------------
Mining  0.4%
          100   Minnesota Mining & Manufacturing Co.                          9,006
        2,670   Phelps Dodge Corp.                                          108,636
                                                                     --------------
                                                                            117,642
-------------------------------------------------------------------------------------
Non-Ferrous Metals  1.8%
          400   Alcan Aluminum Ltd.                                          13,125
       17,172   Alcoa, Inc.                                                 519,453
                                                                     --------------
                                                                            532,578
-------------------------------------------------------------------------------------
Oil Field Equipment & Services  0.8%
        1,600   Baker Hughes, Inc.                                           55,400

    See Notes to Financial Statements                                     35

       Target Funds     Large Capitalization Value Fund
             Portfolio of Investments as of July 31, 2000 Cont'd.

Shares          Description                                          Value (Note 1)
-----------------------------------------------------------------------------------------
          300   Cooper Cameron Corp.(a)                              $       19,388
        1,000   Global Marine, Inc.(a)                                       28,312
        6,070   Ultramar Diamond Shamrock                                   138,851
                                                                     --------------
                                                                            241,951
-------------------------------------------------------------------------------------
Paper & Related Products  1.5%
          100   Fort James Corp.                                              3,056
       11,240   International Paper Co.                                     382,160
        1,000   Smurfit-Stone Container Corp.(a)                             12,437
          900   Temple-Inland, Inc.                                          39,094
                                                                     --------------
                                                                            436,747
-------------------------------------------------------------------------------------
Pollution Control  0.5%
        7,440   Waste Management, Inc.                                      139,035
-------------------------------------------------------------------------------------
Railroads & Equipment  1.4%
        2,100   Burlington Northern, Inc.                                    51,319
          100   C H Robinson Worldwide, Inc.                                  6,377
        2,000   CSX Corp.                                                    49,625
       12,900   Norfolk Southern Corp.                                      240,262
        1,600   Union Pacific Corp.                                          69,100
                                                                     --------------
                                                                            416,683
-------------------------------------------------------------------------------------
Real Estate Invesetment Trust  0.5%
        1,400   Crescent Real Estate Equities, Inc.                          30,887
        1,000   Equity Office Properties Trust                               30,500
          400   Equity Residential Properties Trust                          19,950
          100   Prologis Trust                                                2,331
        1,100   Public Storage, Inc.                                         28,188
        1,200   Vornado Realty Trust                                         46,950
                                                                     --------------
                                                                            158,806
-------------------------------------------------------------------------------------
Retailing  3.2%
          200   Best Buy Co., Inc.                                           14,550
          200   Circuit City Stores, Inc.                                     4,588
        1,600   Federated Department Stores, Inc.(a)                         38,500
          500   Gap, Inc.                                                    17,906
        1,400   Kroger Co.(a)                                                28,962
          600   Lowe's Companies, Inc.                                       25,313
       11,350   May Department Stores Co.                                   269,562

    36                                     See Notes to Financial Statements

       Target Funds     Large Capitalization Value Fund
             Portfolio of Investments as of July 31, 2000 Cont'd.

Shares          Description                                          Value (Note 1)
-----------------------------------------------------------------------------------------
        7,100   Penney (J.C.) Co., Inc.                              $      114,487
        7,080   Sears, Roebuck & Co.                                        211,515
        3,400   Target Corp.                                                 98,600
        1,400   The Limited, Inc.                                            28,613
        2,400   TJX Companies, Inc.                                          40,200
          700   Wal-Mart Stores, Inc.                                        38,456
                                                                     --------------
                                                                            931,252
-------------------------------------------------------------------------------------
Semiconductors & Equipment  0.4%
          200   Applied Materials, Inc.(a)                                   15,175
          800   Intel Corp.                                                  53,400
          100   Lattice Semiconductor Corp.(a)                                5,488
          200   National Semiconductor Corp.(a)                               7,237
          400   Texas Instruments, Inc.                                      23,475
                                                                     --------------
                                                                            104,775
-------------------------------------------------------------------------------------
Software  1.0%
          100   Adobe Systems, Inc.                                          11,450
          100   BMC Software Corp.(a)                                         1,888
          600   Citrix Systems, Inc.(a)                                       9,150
        8,000   Computer Associates International, Inc.                     198,500
          200   Doubleclick, Inc.(a)                                          7,187
          400   Electronic Data Systems Corp.                                17,200
          400   Microsoft Corp.(a)                                           27,925
          100   Siebel Systems, Inc.(a)                                      14,500
          200   Symantec Corp.(a)                                            10,250
                                                                     --------------
                                                                            298,050
-------------------------------------------------------------------------------------
Steel  0.6%
        1,200   Allegheny Technologies, Inc.                                 24,825
          700   Nucor Corp.                                                  26,425
        6,780   USX Corp.-U.S. Steel Group                                  121,616
                                                                     --------------
                                                                            172,866
-------------------------------------------------------------------------------------
Telecommunication  9.5%
          300   Allegiance Telecom, Inc.(a)                                  16,669
        4,050   ALLTEL Corp.                                                249,581
       17,375   AT&T Corp.                                                  537,540
        6,200   AT&T Corp.-Liberty Media                                    137,950
        2,600   BellSouth Corp.                                             103,512

    See Notes to Financial Statements                                     37

       Target Funds     Large Capitalization Value Fund
             Portfolio of Investments as of July 31, 2000 Cont'd.

Shares          Description                                          Value (Note 1)
-----------------------------------------------------------------------------------------
          200   Exodus Communications, Inc.(a)                       $        8,888
        1,200   Global Crossing, Ltd.(a)                                     29,175
          200   Level 3 Communications, Inc.(a)                              13,688
        3,200   Motorola, Inc.                                              105,800
          300   Nortel Networks Corp.                                        22,313
        2,675   Qwest Communications International, Inc.(a)                 125,558
       14,210   SBC Communications, Inc.                                    604,813
          900   Sprint Corp.                                                 45,800
          100   Tellabs, Inc.                                                 6,500
       14,175   Verizon Communications                                      666,225
        3,400   WorldCom, Inc.                                              132,812
                                                                     --------------
                                                                          2,806,824
-------------------------------------------------------------------------------------
Tobacco  2.4%
       27,540   Philip Morris Companies, Inc.                               695,385
-------------------------------------------------------------------------------------
Toys & Amusements
        1,000   Hasbro, Inc.                                                 11,375
-------------------------------------------------------------------------------------
Trucking & Freight Forwarding  0.3%
          600   FedEx Corp.                                                  23,775
        2,500   Ryder System, Inc.                                           52,188
                                                                     --------------
                                                                             75,963
                                                                     --------------
                Total common stocks (cost $30,030,338)                   28,660,951
                                                                     --------------

    38                                     See Notes to Financial Statements

       Target Funds     Large Capitalization Value Fund
             Portfolio of Investments as of July 31, 2000 Cont'd.

Shares          Description                                          Value (Note 1)
-----------------------------------------------------------------------------------------
Rights(a)
       18,330   CNH Global NV
                 expires 8/4/00
                 (cost $0)                                           $            0
-------------------------------------------------------------------------------------
Common Stock Unit  0.8%
        1,625   S&P 500 Depository Receipts
                 (cost $224,088)                                            232,222
                                                                     --------------
                Total long-term investments (cost $30,254,426)           28,893,173
                                                                     --------------
SHORT-TERM INVESTMENTS  1.9%
Principal
Amount
(000)
    -------------------------------------------------------------------------------------
$         567   Seven Seas Series Government Fund
                 6.24%*
                 (cost $567,194)                                            567,194
                                                                     --------------
                Total Investments  100.1%
                 (cost $30,821,620; Note 4)                              29,460,367
                Liabilities in excess of other assets  (0.1%)               (34,966)
                                                                     --------------
                Net Assets  100%                                     $   29,425,401
                                                                     --------------
                                                                     --------------

------------------------------
* Rate represents yield at purchase date.
(a) Non-income producing security.
NV--Naamkee Vennootachap (Dutch Corporation)
    See Notes to Financial Statements                                     39

       Target Funds     Small Capitalization Growth Fund
             Portfolio of Investments as of July 31, 2000

Shares          Description                                          Value (Note 1)
-----------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  96.1%
Common Stocks  96.1%
-------------------------------------------------------------------------------------
Audio/Visual  0.9%
        2,000   Polycom, Inc.(a)                                     $      189,719
-------------------------------------------------------------------------------------
Automobile & Trucks  0.3%
        1,960   Oshkosh Truck Corp.                                          66,395
-------------------------------------------------------------------------------------
Banks  1.9%
        1,400   Greater Bay Bancorp                                          75,337
        7,600   Silicon Valley Bancshares                                   332,975
                                                                     --------------
                                                                            408,312
-------------------------------------------------------------------------------------
Business Services  8.8%
        5,640   Acxiom Corp.(a)                                             120,203
        4,800   Affiliated Managers Group, Inc.(a)                          227,700
        4,820   AnswerThink Consulting Group, Inc.(a)                        81,036
        4,610   CSG Systems International, Inc.(a)                          245,194
        3,680   ChoicePoint, Inc.(a)                                        160,080
        1,385   Critical Path, Inc.(a)                                       77,127
        8,110   Daisytek International, Corp.(a)                             53,729
        5,300   Hall, Kinion & Associates, Inc.(a)                          207,362
        2,905   Iron Mountain, Inc.(a)                                      101,675
        5,460   net.Genesis Corp.(a)                                         52,553
       17,775   Pegasus Systems, Inc.(a)                                    181,083
        1,300   Plexus Corp.(a)                                             146,656
        3,695   ProBusiness Services, Inc.(a)                                85,447
        5,600   Spherion Corp.(a)                                           107,100
                                                                     --------------
                                                                          1,846,945
-------------------------------------------------------------------------------------
Commercial Services  4.1%
        7,440   ACNielson Corp.(a)                                          182,280
       14,270   Grubb & Ellis Co.                                            81,161
       10,130   On Command Corp.(a)                                         124,093
       11,688   Pfsweb, Inc.(a)                                              50,405
        3,220   Quintiles Transnational Corp.(a)                             50,514
        3,930   Ritchie Bros. Auctioneers, Inc.(a)                           87,443

    40                                     See Notes to Financial Statements

       Target Funds     Small Capitalization Growth Fund
             Portfolio of Investments as of July 31, 2000 Cont'd.

Shares          Description                                          Value (Note 1)
-----------------------------------------------------------------------------------------
        8,470   Trammell Crow Co.(a)                                 $       87,876
        4,775   Vicor Corp.(a)                                              199,058
                                                                     --------------
                                                                            862,830
-------------------------------------------------------------------------------------
Computers & Business Equipment  1.6%
        2,675   CDW Computer Centers, Inc.(a)                               128,902
        2,100   Insight Enterprises, Inc.(a)                                 97,125
        2,370   Tech Data Corp.(a)                                          105,465
                                                                     --------------
                                                                            331,492
-------------------------------------------------------------------------------------
Consumer Products  1.1%
        6,940   Scotts Company (The)                                        226,418
-------------------------------------------------------------------------------------
Drugs & Healthcare  11.3%
        1,460   Abgenix, Inc.(a)                                             73,183
        3,560   Aclara Biosciences, Inc.(a)                                 149,520
        3,800   Alpharma Inc.                                               248,900
        2,075   Aurora Biosciences Corp.(a)                                 167,037
        3,500   First Health Group Corp.(a)                                 107,187
        3,990   Genzyme Transgenics Corp.(a)                                119,949
        3,700   IMPATH, Inc.(a)                                             221,306
        3,800   Lexicon Genetics, Inc.(a)                                   129,675
        6,200   LifePoint Hospitals, Inc.(a)                                165,850
        1,030   Myriad Genetics, Inc.(a)                                    136,797
       10,900   Oxford Health Plans, Inc.(a)                                260,919
        2,000   Quest Diagnostics, Inc.(a)                                  201,875
        7,000   SICOR Inc.(a)                                                66,063
        7,820   STAAR Surgical Co.(a)                                       109,969
        3,020   Ventana Medical Systems, Inc.(a)                             62,099
        1,440   Vertex Pharmaceuticals, Inc.(a)                             141,030
                                                                     --------------
                                                                          2,361,359
-------------------------------------------------------------------------------------
Educational Services  1.1%
        2,900   Learning Tree International, Inc.(a)                        130,863
        8,270   Sylvan Learning Systems, Inc.(a)                             93,554
                                                                     --------------
                                                                            224,417

    See Notes to Financial Statements                                     41

       Target Funds     Small Capitalization Growth Fund
             Portfolio of Investments as of July 31, 2000 Cont'd.

Shares          Description                                          Value (Note 1)
-----------------------------------------------------------------------------------------
Electrical Equipment  6.6%
        8,200   Anixter International, Inc.(a)                       $      238,313
        2,800   Brooks Automation, Inc.(a)                                  138,950
       15,500   FSI International, Inc.(a)                                  254,781
        3,100   Littelfuse Inc.(a)                                          109,275
          500   Power-One, Inc.(a)                                           59,031
       12,900   Silicon Valley Group, Inc.(a)                               327,338
          500   Technitrol, Inc.                                             55,125
        4,100   Varian Semiconductor Equipment Associates, Inc.(a)          199,106
                                                                     --------------
                                                                          1,381,919
-------------------------------------------------------------------------------------
Electronics  10.1%
        8,400   Actel Corp.(a)                                              312,375
        4,700   Cognex Corp.(a)                                             230,594
        4,172   Cyberoptics Corp.(a)                                        138,197
        2,900   Electro Scientific Industries, Inc.(a)                      131,769
        5,180   Electronics for Imaging, Inc.(a)                            112,989
        4,400   Integrated Silicon Solution, Inc.(a)                         92,400
        3,600   International Rectifier Corp.(a)                            199,125
        1,860   Jabil Circuit, Inc.(a)                                       93,116
       14,240   KEMET Corp.(a)                                              341,760
        6,700   Kent Electronics Corp.(a)                                   208,537
        4,900   Merix Corp.(a)                                              245,000
                                                                     --------------
                                                                          2,105,862
-------------------------------------------------------------------------------------
Financial Services  6.8%
       16,220   AmeriCredit Corp.(a)                                        336,565
        2,625   Brown & Brown, Inc.(a)                                      126,000
        4,700   Investment Technology Group                                 228,537
        4,400   Metris Companies, Inc.                                      128,975
          320   M & T Bank Corp.                                            151,180
        2,850   T. Rowe Price Associates, Inc.                              116,494
        5,030   Texas Regional Bancshares, Inc.                             119,777
        6,650   Waddell & Reed Financial, Inc.                              217,787
                                                                     --------------
                                                                          1,425,315

    42                                     See Notes to Financial Statements

       Target Funds     Small Capitalization Growth Fund
             Portfolio of Investments as of July 31, 2000 Cont'd.

Shares          Description                                          Value (Note 1)
-----------------------------------------------------------------------------------------
Hotels & Restaurants  1.6%
       11,100   Aztar Corp.(a)                                       $      169,275
        5,750   The Cheesecake Factory, Inc.(a)                             174,297
                                                                     --------------
                                                                            343,572
-------------------------------------------------------------------------------------
Industrial Machinery  2.7%
        6,210   APW, Inc.                                                   245,683
        1,000   DuPont Photomasks, Inc.(a)                                   59,875
        5,500   Shaw Group, Inc.(a)                                         259,187
                                                                     --------------
                                                                            564,745
-------------------------------------------------------------------------------------
Insurance  0.4%
        4,990   Mutual Risk Management, Ltd.                                 77,345
-------------------------------------------------------------------------------------
Manufacturing  0.8%
        3,960   Mettler-Toledo International, Inc.(a)                       160,380
-------------------------------------------------------------------------------------
Medical & Dental Supplies  0.1%
        1,710   Henry Schein, Inc.(a)                                        24,047
-------------------------------------------------------------------------------------
Miscellaneous  0.4%
        9,786   Hollywood.com, Inc.(a)                                       92,967
-------------------------------------------------------------------------------------
Office Furnishings  0.2%
        4,920   Falcon Products, Inc.                                        47,048
-------------------------------------------------------------------------------------
Oil & Gas  3.2%
        2,680   Devon Energy Corp.                                          122,610
       10,320   Newfield Exploration Co.(a)                                 351,525
       10,300   Vintage Petroleum, Inc.                                     185,400
                                                                     --------------
                                                                            659,535
-------------------------------------------------------------------------------------
Oil Field/Equipment & Services  2.2%
        2,960   CARBO Ceramics, Inc.                                        102,490
        2,300   FEI Company(a)                                               61,094
        3,600   Helmerich & Payne, Inc.                                     115,200
        6,900   Valero Energy Corp.                                         178,968
                                                                     --------------
                                                                            457,752

    See Notes to Financial Statements                                     43

       Target Funds     Small Capitalization Growth Fund
             Portfolio of Investments as of July 31, 2000 Cont'd.

Shares          Description                                          Value (Note 1)
-----------------------------------------------------------------------------------------
Publishing  3.4%
        6,050   Information Holdings, Inc.(a)                        $      210,994
        8,680   Penton Media, Inc.                                          300,545
        9,860   Primedia, Inc.(a)                                           200,897
                                                                     --------------
                                                                            712,436
-------------------------------------------------------------------------------------
Real Estate Investment Trust  0.8%
        5,310   SL Green Realty Corp.                                       157,640
-------------------------------------------------------------------------------------
Recreation  0.8%
        9,540   American Classic Voyages Co.                                176,490
-------------------------------------------------------------------------------------
Retail Trade  5.1%
       11,600   Chico's FAS, Inc.(a)                                        342,200
        4,700   Factory 2-U Stores, Inc.(a)                                 195,050
        5,300   Hot Topic, Inc.(a)                                          170,925
        3,200   Stein Mart, Inc.(a)                                          35,200
        2,900   Talbots, Inc.                                               146,450
        5,128   Tractor Supply Co.(a)                                        74,997
        2,880   Tweeter Home Entertainment Group, Inc.(a)                   104,040
                                                                     --------------
                                                                          1,068,862
-------------------------------------------------------------------------------------
Software  8.7%
        4,400   Advent Software, Inc.(a)                                    248,600
        3,235   Digital Islands, Inc.(a)                                     92,804
        4,400   Dset Corp.(a)                                               129,250
        4,010   Kana Communications, Inc.(a)                                147,367
        6,185   Mcafee.com Corp.(a)                                         179,365
       14,300   Mentor Graphics Corp.(a)                                    285,106
        1,900   Packeteer, Inc.(a)                                           73,150
        8,010   Rainbow Technologies, Inc.(a)                               347,434
        1,525   Rational Software Corp.(a)                                  155,169
        5,529   Wind River Systems, Inc.(a)                                 162,069
                                                                     --------------
                                                                          1,820,314
-------------------------------------------------------------------------------------
Telecommunication  9.4%
        6,200   Andrew Corp.(a)                                             174,763
        9,215   Avocent Corp.(a)                                            411,363

    44                                     See Notes to Financial Statements

       Target Funds     Small Capitalization Growth Fund
             Portfolio of Investments as of July 31, 2000 Cont'd.

Shares          Description                                          Value (Note 1)
-----------------------------------------------------------------------------------------
        7,600   Cable Design Technologies Corp.(a)                   $      267,900
        7,105   Cabletron Systems, Inc.(a)                                  185,618
        3,820   Choice One Communications, Inc.(a)                          107,915
        4,200   Dycom Industries, Inc.(a)                                   179,550
        6,630   ITC Deltacom(a)                                             111,467
        3,280   Northeast Optic Network, Inc.(a)                            137,965
        5,550   Quanta Services, Inc.(a)                                    253,912
        1,360   Stratos Lightwave, Inc.(a)                                   51,000
        1,900   Tekelec(a)                                                   74,575
                                                                     --------------
                                                                          1,956,028
-------------------------------------------------------------------------------------
Transportation  1.7%
        9,865   American Freightways Corp.(a)                               171,096
        2,080   Expeditors International of Washington, Inc.                104,520
        4,880   Swift Transportation Co., Inc.(a)                            78,995
                                                                     --------------
                                                                            354,611
                                                                     --------------
                Total common stocks (cost $18,608,687)                   20,104,755
                                                                     --------------
SHORT-TERM INVESTMENTS  5.0%
Principal
Amount
(000)
-------------------------------------------------------------------------------------
$       1,052   Seven Seas Money Market Fund
                 6.33%,(b)
                 (cost $1,051,579)                                        1,051,579
                                                                     --------------
                Total Investments  101.1%
                 (cost $19,660,266; Note 4)                              21,156,334
                Liabilities in excess of other assets  (1.1%)              (241,962)
                                                                     --------------
                Net Assets  100%                                     $   20,914,372
                                                                     --------------
                                                                     --------------

------------------------------
(a) Non-income producing security.
(b) Rate represents yield at purchase date.
    See Notes to Financial Statements                                     45

       Target Funds     Small Capitalization Value Fund
             Portfolio of Investments as of July 31, 2000

Shares          Description                                          Value (Note 1)
-----------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  93.3%
Common Stocks  93.3%
-------------------------------------------------------------------------------------
Airlines  0.4%
        2,000   Alaska Air Group, Inc.(a)                            $       54,875
-------------------------------------------------------------------------------------
Apparel & Textiles  0.1%
        2,600   Culp, Inc.                                                   14,788
-------------------------------------------------------------------------------------
Auto Related  3.3%
        2,000   Borg Warner, Inc.                                            67,875
        4,900   Modine Manufacturing Co.                                    132,300
        7,400   Myers Industries, Inc.                                       98,975
        7,300   Pennzoil-Quaker State Co.                                    91,250
        4,300   Tower Automotive, Inc.(a)                                    52,406
                                                                     --------------
                                                                            442,806
-------------------------------------------------------------------------------------
Banks and Savings & Loan  6.8%
        2,710   Associated Banc-Corp.                                        61,822
        2,400   Bank United Corp., Cl.A                                      87,450
        1,800   Chittenden Corp.                                             46,688
        4,800   FirstMerit Corp.                                            100,200
        4,257   Hudson United Bancorp                                       101,636
        7,200   Independent Bank Corp.                                       83,250
        3,300   People's Bank                                                65,175
        2,400   Queens County Bancorp, Inc.                                  55,500
        1,900   Southwest Bancorporation of Texas, Inc.(a)                   49,756
        3,400   Staten Island Bancorp, Inc.                                  61,200
        6,000   Susquehanna Bancshares, Inc.                                 89,250
        3,800   Webster Financial Corp.                                      85,025
          900   Wilmington Trust Corp.                                       39,431
                                                                     --------------
                                                                            926,383
-------------------------------------------------------------------------------------
Brewery  0.3%
          700   Coors (Adolph) Co., Cl.B                                     44,100
-------------------------------------------------------------------------------------
Building & Construction  2.9%
        1,250   Dycom Industries, Inc.                                       53,437

    46                                     See Notes to Financial Statements

       Target Funds     Small Capitalization Value Fund
             Portfolio of Investments as of July 31, 2000 Cont'd.

Shares          Description                                          Value (Note 1)
-----------------------------------------------------------------------------------------
        1,500   Granite Construction, Inc.                           $       36,188
        2,400   Hughes Supply, Inc.                                          45,450
        1,700   Insituform Technologies, Inc., Cl.A(a)                       41,013
        5,000   JLG Industries, Inc.                                         50,937
        1,400   Kaufman & Broad Home Corp.                                   27,388
        1,500   Martin Marietta Materials, Inc.                              63,281
        3,300   Toll Brothers, Inc.(a)                                       79,819
                                                                     --------------
                                                                            397,513
-------------------------------------------------------------------------------------
Business Services  6.6%
        3,200   ACNielsen Corp.(a)                                           78,400
        2,700   Acxiom Corp.(a)                                              57,544
        2,400   American Management Systems, Inc.(a)                         60,150
          600   Bisys Group, Inc.(a)                                         38,100
          900   Black Box Corp.(a)                                           40,725
        6,700   Brightpoint, Inc.(a)                                         36,431
        1,700   CDI Corp.(a)                                                 33,788
          600   ChoicePoint, Inc.(a)                                         26,100
        3,800   Gartner Group, Inc., Cl.A                                    53,675
        1,700   Maximus, Inc.(a)                                             40,588
          846   MedQuist, Inc.(a)                                            18,189
        1,700   National Data Corp.                                          46,750
        1,400   Paradyne Networks, Inc.(a)                                   39,900
        1,300   Pittston Brink's Group                                       15,600
        3,600   Profit Recovery Group International, Inc.(a)                 33,300
        3,500   R.H. Donnelley Corp.(a)                                      70,219
        2,300   Spherion Corp.(a)                                            43,987
        1,100   Standard Register Co.                                        14,094
        3,800   Tetra Tech, Inc.(a)                                          95,237
        1,900   United Stationers, Inc.(a)                                   55,337
                                                                     --------------
                                                                            898,114
-------------------------------------------------------------------------------------
Chemicals  4.4%
        3,600   Cambrex Corp.                                               162,675
        3,200   Ferro Corp.                                                  74,400

    See Notes to Financial Statements                                     47

       Target Funds     Small Capitalization Value Fund
             Portfolio of Investments as of July 31, 2000 Cont'd.

Shares          Description                                          Value (Note 1)
-----------------------------------------------------------------------------------------
        1,500   Fuller (H.B.) Co.                                    $       57,938
        7,600   Hanna (M.A.) Co.                                             60,800
          400   Minerals Technologies, Inc.                                  19,175
        3,000   OM Group, Inc.                                              142,312
        8,600   RPM, Inc.                                                    80,087
                                                                     --------------
                                                                            597,387
-------------------------------------------------------------------------------------
Computers & Business Equipment  1.4%
        1,800   Diebold, Inc.                                                50,962
        3,900   Micron Electronics, Inc.(a)                                  41,194
        6,300   MTS Systems Corp.                                            41,344
        1,800   Quantum Corp.-Hard Disk Drive(a)                             14,850
        3,100   Storage Technology Corp.(a)                                  39,913
                                                                     --------------
                                                                            188,263
-------------------------------------------------------------------------------------
Computer Services  1.4%
          700   Affiliated Computer Services, Inc., Cl.A(a)                  31,544
        1,000   Answerthink, Inc.(a)                                         16,812
        2,800   Bell & Howell Co.(a)                                         57,400
        3,850   Metro Information Services, Inc.(a)                          28,875
        1,000   Radisys Corp.(a)                                             61,500
                                                                     --------------
                                                                            196,131
-------------------------------------------------------------------------------------
Diversified Industrials  3.4%
        3,600   Brady Corp., Cl.A                                           109,575
        3,500   Carlisle Cos., Inc.                                         158,375
          500   Circor International, Inc.                                    3,500
        2,400   Roper Industries, Inc.                                       66,300
        3,600   Teleflex, Inc.                                              130,500
                                                                     --------------
                                                                            468,250
-------------------------------------------------------------------------------------
Drugs & Healthcare  4.7%
        1,600   Amerisource Health Corp., Cl.A(a)                            55,900
        5,200   Apria Healthcare Group, Inc.(a)                              77,675
          900   Hooper Holmes, Inc.                                          11,025
        9,900   Invacare Corp.                                              228,937
        1,950   Jones Pharma, Inc.                                           63,741

    48                                     See Notes to Financial Statements

       Target Funds     Small Capitalization Value Fund
             Portfolio of Investments as of July 31, 2000 Cont'd.

Shares          Description                                          Value (Note 1)
-----------------------------------------------------------------------------------------
        3,100   Manor Care, Inc.(a)                                  $       30,613
        6,000   Pharmaceutical Product Development, Inc.(a)                 128,250
        5,400   Steris Corp.(a)                                              48,600
                                                                     --------------
                                                                            644,741
-------------------------------------------------------------------------------------
Educational Services  0.2%
        1,600   ITT Educational Services, Inc.(a)                            30,400
-------------------------------------------------------------------------------------
Electrical Equipment  3.4%
        6,800   Ametek, Inc.                                                141,525
        2,100   Anixter International, Inc.(a)                               61,031
        1,700   Belden, Inc.                                                 42,713
        2,400   Littelfuse, Inc.                                             84,600
        5,800   Woodhead Industries, Inc.                                   125,787
                                                                     --------------
                                                                            455,656
-------------------------------------------------------------------------------------
Electronics  11.0%
        1,900   Allen Telecom, Inc.(a)                                       33,250
          900   Antec Corp.(a)                                               34,031
        2,100   Benchmark Electronics, Inc.(a)                               86,363
        4,100   C&D Technologies, Inc.                                      166,050
        2,400   Dallas Semiconductor Corp.                                  100,500
        2,400   Electro Scientific Industries, Inc.(a)                      109,050
        1,700   Electronics for Imaging, Inc.(a)                             37,081
        2,200   General Semiconductor, Inc.(a)                               33,000
        1,300   Harman International Industries, Inc.                        82,225
        1,800   Kemet Corp.(a)                                               43,200
        4,500   Mentor Graphics Corp.(a)                                     89,719
        2,100   Methode Eletronics, Inc., Cl.A                               95,419
        7,300   Pioneer-Standard Electronics, Inc.                           98,550
        2,400   Polaroid Corp.                                               43,500
        4,200   Rogers Corp.(a)                                             150,150
        4,700   Sensormatic Electronics Corp.(a)                             60,806
        1,200   Technitrol, Inc.                                            132,300
        2,300   Varian, Inc.(a)                                              96,887
                                                                     --------------
                                                                          1,492,081

    See Notes to Financial Statements                                     49

       Target Funds     Small Capitalization Value Fund
             Portfolio of Investments as of July 31, 2000 Cont'd.

Shares          Description                                          Value (Note 1)
-----------------------------------------------------------------------------------------
Financial Services  0.5%
        2,900   Heller Financial, Inc.                               $       69,600
-------------------------------------------------------------------------------------
Foods  4.2%
        1,354   American Italian Pasta Co., Cl.A(a)                          26,742
        4,000   Flowers Industries, Inc.                                     85,250
        2,700   Lancaster Colony Corp.                                       63,450
        4,200   Performance Food Group Co.(a)                               138,337
        2,800   Ralcorp Holdings, Inc.(a)                                    38,675
        6,400   United Natural Foods, Inc.(a)                                91,200
        6,400   Universal Foods Corp.                                       124,800
                                                                     --------------
                                                                            568,454
-------------------------------------------------------------------------------------
Gas & Pipeline Utilities  2.0%
        2,500   Equitable Resources, Inc.                                   130,156
        2,800   National Fuel Gas Co.                                       138,075
                                                                     --------------
                                                                            268,231
-------------------------------------------------------------------------------------
Hotels & Restaurants  0.9%
        1,500   Lone Star Steakhouse & Saloon, Inc.                          13,406
        6,300   Marcus Corp.                                                 74,025
        4,100   Prime Hospitality Corp.(a)                                   38,950
                                                                     --------------
                                                                            126,381
-------------------------------------------------------------------------------------
Household Appliances & Home Furnishings  2.2%
        2,200   Bassett Furniture Industries, Inc.                           29,700
        5,500   Chromcraft Revington, Inc.(a)                                60,500
        2,100   Ethan Allen Interiors, Inc.                                  53,550
        4,600   Furniture Brands International, Inc.(a)                      68,137
        7,300   Pier 1 Imports, Inc.                                         87,144
                                                                     --------------
                                                                            299,031
-------------------------------------------------------------------------------------
Industrial Machinery  1.6%
        2,200   Crane Co.                                                    48,400

    50                                     See Notes to Financial Statements

       Target Funds     Small Capitalization Value Fund
             Portfolio of Investments as of July 31, 2000 Cont'd.

Shares          Description                                          Value (Note 1)
-----------------------------------------------------------------------------------------
        5,200   Flowserve Corp.                                      $       80,600
        2,400   Graco, Inc.                                                  81,600
                                                                     --------------
                                                                            210,600
-------------------------------------------------------------------------------------
Insurance  5.5%
        2,700   Brown & Brown, Inc.                                         129,600
        2,500   Everest Re Group, Ltd.                                       99,219
        1,400   Gallagher (Arthur J.) & Co.                                  68,688
        1,500   HCC Insurance Holdings, Inc.                                 30,750
        6,100   Horace Mann Educators Corp.                                  85,019
        4,200   HSB Group, Inc.                                             149,100
        3,500   Protective Life Corp.                                        94,937
        1,500   Radian Group, Inc.                                           91,312
                                                                     --------------
                                                                            748,625
-------------------------------------------------------------------------------------
Manufacturing  2.4%
        4,900   Aptargroup, Inc.                                            122,194
        3,600   Federal Signal Corp.                                         71,550
          700   Polaris Industries, Inc.                                     21,175
        3,200   Regal-Beloit Corp.                                           51,600
        1,900   Snap-on, Inc.                                                57,356
                                                                     --------------
                                                                            323,875
-------------------------------------------------------------------------------------
Medical & Dental Supplies  5.0%
        3,600   Arrow International, Inc.                                   122,850
        1,600   Beckman Coulter, Inc.                                       106,600
        6,050   Dentsply International, Inc.                                204,566
        2,100   Inamed Corp.(a)                                              69,037
       11,500   Meridian Diagnostics, Inc.                                   76,187
        1,500   Varian Medical Systems, Inc.(a)                              64,500
        2,000   Vital Signs, Inc.                                            32,375
                                                                     --------------
                                                                            676,115

    See Notes to Financial Statements                                     51

       Target Funds     Small Capitalization Value Fund
             Portfolio of Investments as of July 31, 2000 Cont'd.

Shares          Description                                          Value (Note 1)
-----------------------------------------------------------------------------------------
Office Equipment  0.5%
        2,700   HON Industries, Inc.                                 $       72,056
-------------------------------------------------------------------------------------
Oil & Gas Exploration/Drilling  2.5%
        2,100   Barrett Resources Corp.(a)                                   58,406
        1,000   Devon Energy Corp.                                           45,750
        2,500   Helmerich & Payne, Inc.                                      80,000
        2,600   Louis Dreyfus Natural Gas Corp.(a)                           67,600
        8,700   Santa Fe Snyder Corp.(a)                                     87,000
                                                                     --------------
                                                                            338,756
-------------------------------------------------------------------------------------
Oil Field/Equipment & Services  0.5%
        4,275   Varco International, Inc.(a)                                 73,744
-------------------------------------------------------------------------------------
Paper & Paper Products  0.9%
        3,000   Longview Fibre Co.                                           36,000
        4,600   Packaging Corp. of America(a)                                52,325
        4,300   Wausau-Mosinee Paper Corp.                                   38,969
                                                                     --------------
                                                                            127,294
-------------------------------------------------------------------------------------
Printing & Publishing  3.6%
       12,000   Banta Corp.                                                 231,750
        4,300   Bowne & Co., Inc.                                            37,894
        1,700   Houghton Mifflin Co.                                         80,537
        3,500   Mail-Well, Inc.(a)                                           24,719
        1,200   Pulitzer, Inc.                                               49,050
        2,000   Valassis Communications, Inc.(a)                             67,250
                                                                     --------------
                                                                            491,200
-------------------------------------------------------------------------------------
Real Estate  0.3%
        2,500   Catellus Development Corp.(a)                                43,125

    52                                     See Notes to Financial Statements

       Target Funds     Small Capitalization Value Fund
             Portfolio of Investments as of July 31, 2000 Cont'd.

Shares          Description                                          Value (Note 1)
-----------------------------------------------------------------------------------------
Real Estate Investment Trust  2.3%
        1,600   Chateau Communities, Inc.                            $       45,100
          900   Chelsea GCA Realty, Inc.                                     32,625
        2,900   FelCor Lodging Trust, Inc.                                   63,438
        1,900   Kilroy Realty Corp.                                          50,350
        2,700   Liberty Property Trust                                       77,625
        1,600   Mack-Cali Reality Corp.                                      41,900
                                                                     --------------
                                                                            311,038
-------------------------------------------------------------------------------------
Retail - Apparel  2.3%
        1,300   Abercrombie & Fitch Co., Cl.A(a)                             20,881
        2,400   Lands' End, Inc.(a)                                          89,850
        2,200   Men's Wearhouse, Inc.                                        57,063
        9,800   Venator Group, Inc.(a)                                      138,425
                                                                     --------------
                                                                            306,219
-------------------------------------------------------------------------------------
Retail - Grocery  1.7%
        6,800   Ruddick Corp.                                                72,250
        5,200   Whitman Corp.                                                77,675
        1,700   Whole Foods Market, Inc.(a)                                  75,969
                                                                     --------------
                                                                            225,894
-------------------------------------------------------------------------------------
Retail Trade  0.5%
        5,000   Borders Group, Inc.(a)                                       64,375
-------------------------------------------------------------------------------------
Software  1.2%
          300   Dendrite International, Inc.(a)                               8,133
        7,100   Progress Software Corp.                                     106,943
        2,500   Transaction Systems Architects, Inc., Cl.A(a)                44,219
                                                                     --------------
                                                                            159,295

    See Notes to Financial Statements                                     53

       Target Funds     Small Capitalization Value Fund
             Portfolio of Investments as of July 31, 2000 Cont'd.

Shares          Description                                          Value (Note 1)
-----------------------------------------------------------------------------------------
Trucking & Freight Forwarding  1.2%
        2,300   CNF Transportation, Inc.                             $       58,506
        7,000   Werner Enterprises, Inc.                                    101,500
                                                                     --------------
                                                                            160,006
-------------------------------------------------------------------------------------
Utilities  1.2%
        3,300   Sierra Pacific Resources                                     46,613
        4,700   Washington Gas Light Co.                                    115,737
                                                                     --------------
                                                                            162,350
                                                                     --------------
                Total common stocks (cost $11,865,537)                   12,677,752
                                                                     --------------
SHORT-TERM INVESTMENTS  8.1%
Principal
Amount
(000)
-------------------------------------------------------------------------------------
U.S. Government Securities  5.4%
                United States Treasury Bills
$          45   5.51%, 8/31/00                                               44,795
           35   5.57%, 8/31/00                                               34,838
           25   5.65%, 8/31/00                                               24,884
           20   5.75%, 8/31/00                                               19,905
           65   5.795%, 8/31/00                                              64,687
           90   5.81%, 8/31/00                                               89,563
           10   5.83%, 8/31/00                                                9,952
           20   5.87%, 8/31/00                                               19,903
           90   5.90%, 8/31/00                                               89,564
           55   5.92%, 8/31/00                                               54,735
           20   5.94%, 8/31/00                                               19,903
          140   5.95%, 8/31/00                                              139,320
           15   5.98%, 8/31/00                                               14,927
           30   5.99%, 8/31/00                                               29,854
           45   5.96%, 10/12/00                                              44,467
           30   5.985%, 10/12/00                                             29,641
                                                                     --------------
                                                                            730,938
                                                                     --------------

    54                                     See Notes to Financial Statements

       Target Funds     Small Capitalization Value Fund
             Portfolio of Investments as of July 31, 2000

Principal
Amount
(000)         Description                                            Value (Note 1)
-----------------------------------------------------------------------------------------
Investment Company  2.7%
$       373   Seven Seas Money Market Fund
               6.33%,(b)                                             $      373,512
                                                                     --------------
              Total short-term investments (cost $1,104,406)              1,104,450
                                                                     --------------
              Total Investments  101.4%
               (cost $12,969,943; Note 4)                                13,782,202
              Liabilities in excess of other assets  (1.4%)                (186,246)
                                                                     --------------
              Net Assets  100%                                       $   13,595,956
                                                                     --------------
                                                                     --------------

------------------------------
(a) Non-income producing security.
(b) Rate represents yield at purchase date.
    See Notes to Financial Statements                                     55

       Target Funds     International Equity Fund
             Portfolio of Investments as of July 31, 2000

Shares          Description                                          Value (Note 1)
-----------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  95.6%
Common Stocks  95.6
-------------------------------------------------------------------------------------
Australia  1.2%
       24,000   Broken Hill Proprietary Co., Ltd.                    $      253,712
-------------------------------------------------------------------------------------
Denmark  1.1%
        3,800   Tele Danmark A.S.                                           233,762
-------------------------------------------------------------------------------------
Finland  0.9%
        7,400   UPM-Kymmene Oyj                                             182,412
-------------------------------------------------------------------------------------
France  13.4%
        5,600   Alcatel                                                     413,086
        6,225   Aventis SA                                                  479,380
        1,730   Axa SA                                                      262,923
        2,500   Banque Nationale de Paris                                   246,734
        1,300   Compagnie de Saint-Gobain                                   190,946
        2,300   Lagardere SCA                                               148,879
        1,530   Suez Lyonnaise des Eaux                                     250,251
        3,600   Total Fina SA, Ser. B                                       533,445
        3,100   Vivendi SA                                                  247,633
                                                                     --------------
                                                                          2,773,277
-------------------------------------------------------------------------------------
Germany  9.2%
        1,260   Allianz AG                                                  467,068
        7,000   Bayerische Vereinsbank AG                                   406,404
       11,400   Deutsche Lufthansa AG(a)                                    281,012
        1,700   Deutsche Telekom AG(a)                                       74,059
        5,900   E.On AG                                                     329,692
        1,510   Siemens AG                                                  233,686
        6,700   Thyssen Krupp AG(a)                                         114,989
                                                                     --------------
                                                                          1,906,910

    56                                     See Notes to Financial Statements

       Target Funds     International Equity Fund
             Portfolio of Investments as of July 31, 2000 Cont'd.

Shares          Description                                          Value (Note 1)
-----------------------------------------------------------------------------------------
Italy  2.8%
        6,748   Alleanza Assicurazioni                               $       84,108
       40,800   ENI SpA                                                     228,368
       15,800   Sao Paolo Imi SpA                                           267,946
                                                                     --------------
                                                                            580,422
-------------------------------------------------------------------------------------
Japan  22.1%
          900   Acom Co., Ltd.(a)                                            68,104
        8,000   Canon, Inc.                                                 355,928
       21,000   Fuji Bank, Ltd.                                             135,552
       10,000   Fujitsu, Ltd.                                               280,804
        9,000   Hitachi, Ltd.                                               107,490
       27,000   Industrial Bank of Japan, Ltd.                              173,050
        9,000   Kao Corp.                                                   265,852
       18,000   Nippon Paper Industries Co., Ltd.                           131,285
           28   Nippon Telegraph & Telephone Corp.                          334,412
       98,000   Nissan Motor Co., Ltd.(a)                                   488,727
            8   NTT Mobile Communications Network, Inc.                     200,574
        2,200   Orix Corp.                                                  283,813
       46,000   Sakura Bank, Ltd.                                           266,308
        8,000   Sankyo Co., Ltd.(a)                                         187,446
        4,400   Sony Corp.                                                  403,957
        8,000   Sumitomo Electric Industries, Ltd.                          129,389
       39,000   Sumitomo Trust & Banking Co., Ltd.                          251,028
        4,000   TDK Corp.                                                   499,613
                                                                     --------------
                                                                          4,563,332
-------------------------------------------------------------------------------------
Netherlands  7.0%
        6,000   Akzo Nobel NV                                               266,834
       12,700   Getronics NV(a)                                             214,197
        5,100   Heineken NV                                                 291,605
        6,200   ING Groep NV                                                414,483
        5,500   Koninklijke Philips Electronics NV                          249,134
                                                                     --------------
                                                                          1,436,253
-------------------------------------------------------------------------------------
Portugal  1.5%
       28,000   Portugal Telecom SA                                         304,884

    See Notes to Financial Statements                                     57

       Target Funds     International Equity Fund
             Portfolio of Investments as of July 31, 2000 Cont'd.

Shares          Description                                          Value (Note 1)
-----------------------------------------------------------------------------------------
Singapore  3.2%
       40,000   Overseas-Chinese Banking Corp., Ltd.                 $      290,716
       51,896   United Overseas Bank, Ltd.                                  371,188
                                                                     --------------
                                                                            661,904
-------------------------------------------------------------------------------------
Spain  3.0%
       19,100   Endesa SA                                                   396,302
       10,720   Telefonica de Espana SA                                     225,507
                                                                     --------------
                                                                            621,809
-------------------------------------------------------------------------------------
Sweden  3.6%
       11,100   Electrolux AB, Ser. B                                       165,229
       22,700   Investor AB                                                 329,237
       16,700   Svenska Handelsbanken AB                                    251,319
                                                                     --------------
                                                                            745,785
-------------------------------------------------------------------------------------
Switzerland  4.4%
        2,500   ABB, Ltd.                                                   298,208
           28   Roche Holdings AG                                           263,166
          614   Zurich Allied AG                                            331,235
                                                                     --------------
                                                                            892,609
-------------------------------------------------------------------------------------
United Kingdom  22.2%
        6,700   AstraZeneca Group PLC(a)                                    288,768
       39,600   BP Amoco PLC                                                346,572
       47,000   British Aerospace PLC                                       316,954
       20,400   British Energy PLC                                           73,372
       17,900   British Telecommunications PLC                              236,596
       36,600   Cadbury Schweppes PLC                                       236,810
       34,900   Diageo PLC                                                  306,485
       11,700   GKN PLC                                                     149,825
       33,700   Great Universal Stores PLC                                  222,970
       18,700   Halifax Group PLC(a)                                        146,565
       23,600   HSBC Holdings PLC                                           319,541
       13,800   Imperial Chemical Industries PLC                             99,164
       72,800   Invensys PLC                                                261,017
       24,400   National Grid Group PLC                                     200,381
       14,400   Prudential Corp. PLC                                        196,593

    58                                     See Notes to Financial Statements

       Target Funds     International Equity Fund
             Portfolio of Investments as of July 31, 2000 Cont'd.

Shares          Description                                          Value (Note 1)
-----------------------------------------------------------------------------------------
       28,900   Reed International PLC                               $      231,057
       28,000   SmithKline Beecham PLC                                      360,863
       93,200   Tesco PLC                                                   307,273
       66,800   Vodafone AirTouch PLC                                       295,314
                                                                     --------------
                                                                          4,596,120
                                                                     --------------
                Total common stocks (cost $19,736,924)                   19,753,191
                                                                     --------------
SHORT-TERM INVESTMENTS  3.2%
Principal
Amount
(000)
-------------------------------------------------------------------------------------
U.S. Government Securities
                United States Treasury Bills
$          30   5.55%, 8/31/00                                               29,857
           65   5.57%, 8/31/00                                               64,688
          135   5.635%, 8/31/00                                             134,345
           40   5.74%, 8/31/00                                               39,802
           60   5.75%, 8/31/00                                               59,703
           30   5.83%, 8/31/00                                               29,850
           35   5.87%, 8/31/00                                               34,823
          150   5.90%, 8/31/00                                              149,238
           55   5.99%, 8/31/00                                               54,716
           30   5.96%, 10/12/00                                              29,614
           40   5.985%, 10/12/00                                             39,521
                                                                     --------------
                Total short-term investments (cost $666,281)                666,157
                                                                     --------------
                Total Investments  98.8% (cost $20,403,205; Note
                 4)                                                      20,419,348
                Other assets in excess of liabilities  1.2%                 243,911
                                                                     --------------
                Net Assets  100%                                     $   20,663,259
                                                                     --------------
                                                                     --------------

------------------------------
(a) Non-income producing security.
AB--Antiebolay (Swedish Stock Company).
AG--Aktiengesellschaft (German Stock Company).
NV--Naamkee Vennootachap (Dutch Corporation).
PLC--Public Limited Company (British Corporation).
SA--Sociedad Anonima (Spanish Corporation) or Societe Anonyme (French Corporation).
SpA--Societa par Atione (Italian Corporation).
    See Notes to Financial Statements                                     59

       Target Funds     International Equity Fund
             Portfolio of Investments as of July 31, 2000 Cont'd.

The industry classification of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of July 31, 2000 was as follows:

Banks.....................................................................   12.9%
Telecommunications........................................................   12.2
Insurance.................................................................    8.5
Pharmaceuticals...........................................................    7.6
Electronics...............................................................    6.1
Oil & Gas Exploration/Production..........................................    5.4
Utilities.................................................................    4.7
Financial Services........................................................    4.2
Food & Beverages..........................................................    4.0
Industrial Conglomerates..................................................    3.3
U.S. Treasury Securities..................................................    3.2
Automobiles & Trucks......................................................    3.1
Engineering & Equipment...................................................    2.7
Retail....................................................................    2.6
Chemicals.................................................................    1.8
Office Equipment & Supplies...............................................    1.7
Paper & Forest Products...................................................    1.5
Aerospace/Defense.........................................................    1.5
Leasing...................................................................    1.4
Computers.................................................................    1.4
Airlines..................................................................    1.4
Diversfied Consumer Products..............................................    1.3
Natural Resources.........................................................    1.2
Publishing................................................................    1.1
Computer Services.........................................................    1.0
Containers & Packaging....................................................    0.9
Consumer Durable Goods....................................................    0.8
Diversified Operations....................................................    0.7
Wire & Cable..............................................................    0.6
                                                                            -----
                                                                             98.8
Other assets in excess of liabilities.....................................    1.2
                                                                            -----
                                                                            100.0%
                                                                            -----
                                                                            -----

    60                                     See Notes to Financial Statements

       Target Funds     Total Return Bond Fund
             Portfolio of Investments as of July 31, 2000

              Principal
Moody's       Amount
Rating        (000)            Description                                Value (Note 1)
-----------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  131.8%
Corporate Bonds  40.7%
-------------------------------------------------------------------------------------
Banking  7.5%
                               Bank Tokyo Mitsubishi Ltd.
A3              $  400         8.40%, 4/15/10                             $       404,349
                               Deutsche Bank Capital Trust
A1                 500         8.58%, 12/22/49                                    503,500
                               Korea Development Bank
Baa2               500         7.625%, 10/1/02                                    498,698
                               United States Bancorp M.T.N.
A3                 500         7.091%, 3/6/03                                     500,000
                                                                          ---------------
                                                                                1,906,547
-------------------------------------------------------------------------------------
Commercial Services  2.3%
                               Cox Enterprises, Inc.
Baa1               600         7.552%, 5/1/03                                     598,710
-------------------------------------------------------------------------------------
Communications  2.0%
                               Sprint Capital Corp. M.T.N.
Baa1               500         7.01%, 11/15/01                                    499,966
-------------------------------------------------------------------------------------
Financial Services  21.8%
                               American General Finance Corp. M.T.N.
A2                 400         6.875%, 12/14/01                                   396,469
                               Bayview Financial Mortgage Loan Trust
AAA                400         7.00%, 5/1/20                                      400,000
                               Bears Stearns Cos., Inc.
A2                 800         7.357%, 11/30/04                                   801,146
                               Ford Motor Credit Corp.
A2                 500         6.75%, 5/15/05                                     481,970
A2                 500         7.007%, 5/23/02                                    500,000
                               General Motors Acceptance Corp. M.T.N.
A2                 500         6.27%, 11/12/02                                    500,312
                               Halifax Group Euro Finance
Aa3                300         7.627%, 12/29/49                                   278,817
                               Heller Financial Inc., M.T.N.
A3                 200         6.50%, 7/22/02                                     196,210

    See Notes to Financial Statements                                     61

       Target Funds     Total Return Bond Fund
             Portfolio of Investments as of July 31, 2000 Cont'd.

              Principal
Moody's       Amount
Rating        (000)            Description                                Value (Note 1)
-----------------------------------------------------------------------------------------------
                               Lehman Brothers Holdings, Inc.
A3              $  500         7.35%, 12/12/02                            $       500,086
                               Merrill Lynch & Company, Inc.
Aa3                500         6.991%, 8/1/03, F.R.N.                             499,726
                               Morgan Stanley Dean Witter, Inc.
Aa3                500         6.837%, 1/28/02                                    500,560
                               Protective Life Insurance Co.
A1                 500         7.09%, 1/17/03                                     499,250
                                                                          ---------------
                                                                                5,554,546
-------------------------------------------------------------------------------------
Oil & Gas Exploration/Production  2.0%
                               Petroleos Mexicanos
Baa3               500         9.375%, 12/2/08                                    512,500
-------------------------------------------------------------------------------------
Paper  2.0%
                               Temple Inland, Inc.
Baa2               500         9.00%, 5/1/01                                      503,870
-------------------------------------------------------------------------------------
Utilities-Electric & Gas  3.1%
                               Carolina Power & Light Co.
A3                 300         7.235%, 7/29/02                                    300,000
                               Central Power & Light Co.
Baa1               500         6.701%, 11/23/01                                   499,778
                                                                          ---------------
                                                                                  799,778
                                                                          ---------------
                               Total corporate bonds (cost $10,380,790)        10,375,917
                                                                          ---------------
-------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY MORTGAGE BACKED SECURITIES  59.1%
                               Federal Home Loan Mortgage Corp.,
Aaa                500         5.50%, 12/31/99                                    443,201
                               Federal National Mortgage Assn.,
Aaa              1,400         6.00%, 12/31/99                                  1,284,500
Aaa                300         7.00%, 12/31/99                                    289,689
Aaa                400         7.50%, 12/31/99                                    394,124
Aaa                100         8.00%, 12/31/99                                    100,281
                               Government National Mortgage Assn.,
Aaa              1,261         6.50%, 11/20/29                                  1,253,982
Aaa              6,700         7.50%, 12/15/99 - 12/31/99                       6,638,353

    62                                     See Notes to Financial Statements

       Target Funds     Total Return Bond Fund
             Portfolio of Investments as of July 31, 2000 Cont'd.

              Principal
Moody's       Amount
Rating        (000)            Description                                Value (Note 1)
-----------------------------------------------------------------------------------------------
Aaa             $3,400         8.00%, 12/31/99                            $     3,425,098
Aaa              1,200         8.50%, 12/31/99                                  1,225,128
                                                                          ---------------
                               Total U.S. government agency mortgage
                                  backed securities
                                  (cost $15,041,241)                           15,054,356
                                                                          ---------------
COLLATERALIZED MORTGAGE OBLIGATIONS  6.5%
-------------------------------------------------------------------------------------
Financial Services  1.8%
                               Norwest Asset Securites Corp.
AAAPound           491         6.75%, 10/25/28                                    454,866
-------------------------------------------------------------------------------------
Real Estate Investment Trust  4.7%
                               Countrywide Mortgage Backed Security
Aaa                769         7.50%, 4/25/27                                     750,186
                               Starwood Commercial Mortgage Trust
Aaa                451         6.60%, 2/3/09                                      438,955
                                                                          ---------------
                                                                                1,189,141
                               Total collateralized mortgage
                                  obligations
                                  (cost $1,645,162)                             1,644,007
                                                                          ---------------
-------------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES  23.3%
                               United States Treasury Bonds,
Aaa              2,500         8.00%, 11/15/21                                  3,057,425
Aaa                300         8.75%, 8/15/20                                     389,952
                               United States Treasury Notes,
Aaa                749         3.625%, 7/15/02                                    745,891
Aaa              1,060         3.625%, 1/15/08                                  1,031,799
Aaa                700         6.50%, 10/15/06                                    710,171
                                                                          ---------------
                               Total U.S. Government Securities (cost
                                  $5,819,483)                                   5,935,238
                                                                          ---------------
-------------------------------------------------------------------------------------
FOREIGN GOVERNMENT OBLIGATIONS  2.2%
                               German Government Bonds,
Aaa                 20         6.25%, 1/4/24                                       20,322
Aaa                 70         6.25%, 1/4/30                                       72,944

    See Notes to Financial Statements                                     63

       Target Funds     Total Return Bond Fund
             Portfolio of Investments as of July 31, 2000 Cont'd.

              Principal
Moody's       Amount
Rating        (000)            Description                                Value (Note 1)
-----------------------------------------------------------------------------------------------
                               Poland Government Bonds,
Baa1            $   70         3.50%, 10/27/24                            $        43,519
                               Republic of Philippines
Ba1                500         6.50%, 12/1/17                                     422,428
                                                                          ---------------
                               Total foreign government obligations
                                  (cost $572,741)                                 559,213
                                                                          ---------------
                               Total long-term investments
                                  (cost $33,459,417)                           33,568,731
                                                                          ---------------
SHORT-TERM INVESTMENTS  24.9%
Corporate Bonds
-------------------------------------------------------------------------------------
Automobiles  3.8%
                               Daimlerchrysler
P1               1,000         6.51%, 11/1/00                                     983,363
-------------------------------------------------------------------------------------
Communications  1.2%
                               Dominion Resources
P2                 300         6.195%, 1/26/01                                    300,021
-------------------------------------------------------------------------------------
Computers & Business Equipment  2.7%
                               International Business Machines Corp.
P1                 700         6.51%, 11/1/00                                     688,354
-------------------------------------------------------------------------------------
Electrical Utilities  1.6%
                               Edison Mission Midwest Hldg.
P2                 400         6.79%, 8/8/00                                      399,472
-------------------------------------------------------------------------------------
Financial Services  11.6%
                               American Express Co.
P1               1,000         6.61%, 11/15/00                                    980,537
                               CBA Finance, Inc. (Delaware)
P1               1,000         6.53%, 10/23/00                                    984,945
                               General Electric Capital Corp.
P1                 900         6.52%, 10/25/00                                    886,145
P1                 100         6.55%, 9/13/00                                      99,218
                                                                          ---------------
                                                                                2,950,845
-------------------------------------------------------------------------------------
Foods  0.4%
                               Conagra, Inc.
P2                 100         6.91%, 8/23/00                                      99,578
-------------------------------------------------------------------------------------
Leisure  1.1%
                               ITT Corp.,
Ba1                300         6.25%, 11/15/00                                    297,669

    64                                     See Notes to Financial Statements

       Target Funds     Total Return Bond Fund
             Portfolio of Investments as of July 31, 2000 Cont'd.

              Principal
Moody's       Amount
Rating        (000)            Description                                Value (Note 1)
-----------------------------------------------------------------------------------------------
Machinery  0.8%
                               Ingersoll Rand Company
P2              $  200         6.74%, 8/18/00                             $       199,364
-------------------------------------------------------------------------------------
Oil & Gas-Production/Pipeline  0.8%
                               Williams Cos, Inc.
P2                 200         7.231%, 4/10/01                                    200,067
-------------------------------------------------------------------------------------
Repurchase Agreement  0.9%
                               State Street Bank & Trust Co.,
                               Repurchase Agreement, 2.00%, dated
                                  7/31/00, due 8/1/00 in the amount of
                                  $221,000 (cost $221,000
                                  collateralized by $220,000 U.S.
                                  Treasury notes 7.00%, 7/15/06, value
                                  of collateral including accrued
                   221            interest is $228,954)                           221,000
                                                                          ---------------
                               Total short-term investments
                                  (cost $6,340,699)                             6,339,733
                                                                          ---------------
                               Total Investments  156.7%
                                  (cost US$39,800,116; Note 4)                 39,908,464
                               Liabilities in excess of other
                                  assets  (56.7%)                             (14,446,030)
                                                                          ---------------
                               Net Assets  100%                           $    25,462,434
                                                                          ---------------
                                                                          ---------------

------------------------------
Pound Standard & Poor's Rating.
F.R.N.--Floating Rate Note.
M.T.N.--Medium-Term Notes.
The Fund's current Statement of Additional Information contains a desciption of Moody's and Standard & Poor's ratings.
    See Notes to Financial Statements                                     65

       Target Funds     As of July 31, 2000
             Statement of Assets and Liabilities

                                                                       Large
                                                                    Capitalization
                                                                    Growth Fund
--------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $200,531,950)                           $258,821,859
Cash                                                                       1,408
Receivable for investments sold                                        1,619,191
Receivable for Fund shares sold                                          987,601
Dividends and interest receivable                                         18,409
Deferred offering expenses and other assets                               73,693
                                                                    ------------
      Total assets                                                   261,522,161
                                                                    ------------
LIABILITIES
Payable for investments purchased                                      1,555,403
Payable for Fund shares repurchased                                      312,737
Distribution fee payable                                                 199,598
Management fee payable                                                   157,079
Accrued expenses and other liabilities                                    64,195
                                                                    ------------
      Total liabilities                                                2,289,012
                                                                    ------------
NET ASSETS                                                          $259,233,149
                                                                    ------------
                                                                    ------------
Net assets were comprised of:
   Shares of beneficial interest, at par                            $     19,756
   Paid-in capital, in excess of par                                 208,334,766
                                                                    ------------
                                                                     208,354,522
   Net realized loss                                                  (7,411,282)
   Net unrealized appreciation                                        58,289,909
                                                                    ------------
Net assets, July 31, 2000                                           $259,233,149
                                                                    ------------
                                                                    ------------

    66                                     See Notes to Financial Statements

       Target Funds     As of July 31, 2000 Cont'd.
             Statement of Assets and Liabilities

                                                                       Large
                                                                    Capitalization
                                                                    Growth Fund
--------------------------------------------------------------------------------------
Class A:
   Net assets                                                       $ 38,227,092
   Shares of beneficial interest issued and outstanding                2,898,715
   Net asset value and redemption price per share                         $13.19
   Maximum sales charge (5% of offering price)                               .69
                                                                    ------------
   Maximum offering price to public                                       $13.88
                                                                    ------------
                                                                    ------------
Class B:
   Net Assets                                                       $ 75,819,321
   Shares of beneficial interest issued and outstanding                5,783,021
   Net asset value, offering price and redemption price per share         $13.11
                                                                    ------------
                                                                    ------------
Class C:
   Net Assets                                                       $145,186,736
   Shares of beneficial interest issued and outstanding               11,074,587
   Net asset value and redemption price per share                         $13.11
   Sales charge (1% of offering price)                                       .13
                                                                    ------------
   Offering price to public                                               $13.24
                                                                    ------------
                                                                    ------------

    See Notes to Financial Statements                                     67

       Target Funds     As of July 31, 2000 Cont'd.
             Statement of Assets and Liabilities

                                                                       Large
                                                                    Capitalization
                                                                     Value Fund
--------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $30,821,620)                            $ 29,460,367
Receivable for Fund shares sold                                          226,713
Receivable for investments sold                                           62,061
Dividends and interest receivable                                         45,773
Deferred offering expenses and other assets                               12,979
                                                                    ------------
      Total assets                                                    29,807,893
                                                                    ------------
LIABILITIES
Payable to Custodian                                                       5,078
Payable for investments purchased                                        217,201
Accrued expenses                                                          98,043
Payable for Fund shares repurchased                                       22,812
Distribution fee payable                                                  21,810
Management fee payable                                                    17,548
                                                                    ------------
      Total liabilities                                                  382,492
                                                                    ------------
NET ASSETS                                                          $ 29,425,401
                                                                    ------------
                                                                    ------------
Net assets were comprised of:
   Shares of beneficial interest, at par                            $      3,169
   Paid-in capital, in excess of par                                  31,184,259
                                                                    ------------
                                                                      31,187,428
   Undistributed net investment income                                    21,669
   Net realized loss on investments                                     (422,443)
   Net unrealized depreciation                                        (1,361,253)
                                                                    ------------
Net assets, July 31, 2000                                           $ 29,425,401
                                                                    ------------
                                                                    ------------

    68                                     See Notes to Financial Statements

       Target Funds     As of July 31, 2000 Cont'd.
             Statement of Assets and Liabilities

                                                                       Large
                                                                    Capitalization
                                                                     Value Fund
--------------------------------------------------------------------------------------
Class A:
   Net assets                                                       $  5,161,543
   Shares of beneficial interest issued and outstanding                  553,234
   Net asset value and redemption price per share                          $9.33
   Maximum sales charge (5% of offering price)                               .49
                                                                    ------------
   Maximum offering price to public                                        $9.82
                                                                    ------------
                                                                    ------------
Class B:
   Net Assets                                                       $ 11,418,395
   Shares of beneficial interest issued and outstanding                1,230,999
                                                                    ------------
   Net asset value, offering price and redemption price per share          $9.28
                                                                    ------------
                                                                    ------------
Class C:
   Net Assets                                                       $ 12,845,463
   Shares of beneficial interest issued and outstanding                1,384,859
   Net asset value and redemption price per share                          $9.28
   Sales charge (1% of offering price)                                       .09
                                                                    ------------
   Offering price to public                                                $9.37
                                                                    ------------
                                                                    ------------

    See Notes to Financial Statements                                     69

       Target Funds     As of July 31, 2000 Cont'd.
             Statement of Assets and Liabilities

                                                                       Small
                                                                    Capitalization
                                                                    Growth Fund
--------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $19,660,266)                            $ 21,156,334
Cash                                                                          66
Receivable for investments sold                                          298,178
Receivable for Fund shares sold                                           93,523
Dividends and interest receivable                                          5,872
Deferred offering expenses and other assets                               14,605
                                                                    ------------
      Total assets                                                    21,568,578
                                                                    ------------
LIABILITIES
Payable for investments purchased                                        550,242
Payable for Fund shares repurchased                                       11,328
Distribution fee payable                                                  15,528
Management fee payable                                                    12,876
Accrued expenses and other liabilities                                    64,232
                                                                    ------------
      Total liabilities                                                  654,206
                                                                    ------------
NET ASSETS                                                          $ 20,914,372
                                                                    ------------
                                                                    ------------
Net assets were comprised of:
   Shares of beneficial interest, at par                            $      1,665
   Paid-in capital, in excess of par                                  17,626,787
                                                                    ------------
                                                                      17,628,452
   Net realized gain on investments                                    1,789,852
   Net unrealized appreciation on investments                          1,496,068
                                                                    ------------
Net assets, July 31, 2000                                           $ 20,914,372
                                                                    ------------
                                                                    ------------

    70                                     See Notes to Financial Statements

       Target Funds     As of July 31, 2000 Cont'd.
             Statement of Assets and Liabilities

                                                                       Small
                                                                    Capitalization
                                                                    Growth Fund
--------------------------------------------------------------------------------------
Class A:
   Net assets                                                       $  4,666,941
   Shares of beneficial interest issued and outstanding                  369,696
   Net asset value and redemption price per share                         $12.62
   Maximum sales charge (5% of offering price)                               .66
                                                                    ------------
   Maximum offering price to public                                       $13.28
                                                                    ------------
                                                                    ------------
Class B:
   Net Assets                                                       $  8,588,146
   Shares of beneficial interest issued and outstanding                  684,757
   Net asset value, offering price and redemption price per share         $12.54
                                                                    ------------
                                                                    ------------
Class C:
   Net Assets                                                       $  7,659,285
   Shares of beneficial interest issued and outstanding                  610,671
   Net asset value and redemption price per share                         $12.54
   Sales charge (1% of offering price)                                       .13
                                                                    ------------
   Offering price to public                                               $12.67
                                                                    ------------
                                                                    ------------

    See Notes to Financial Statements                                     71

       Target Funds     As of July 31, 2000 Cont'd.
             Statement of Assets and Liabilities

                                                                       Small
                                                                    Capitalization
                                                                     Value Fund
--------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $12,969,943)                            $ 13,782,202
Cash                                                                       1,067
Receivable for investments sold                                           69,095
Receivable for Fund shares sold                                           56,049
Deferred offering expenses and other assets                               12,979
Dividends and interest receivable                                         12,949
                                                                    ------------
      Total assets                                                    13,934,341
                                                                    ------------
LIABILITIES
Payable for investments purchased                                        249,635
Accrued expenses and other liabilities                                    71,544
Distribution fee payable                                                   8,469
Management fee payable                                                     8,219
Payable for Fund shares repurchased                                          518
                                                                    ------------
      Total liabilities                                                  338,385
                                                                    ------------
NET ASSETS                                                          $ 13,595,956
                                                                    ------------
                                                                    ------------
Net assets were comprised of:
   Shares of beneficial interest, at par                            $      1,232
   Paid-in capital, in excess of par                                  12,295,968
                                                                    ------------
                                                                      12,297,200
   Net realized gain on investments                                      486,497
   Net unrealized appreciation on investments                            812,259
                                                                    ------------
Net assets, July 31, 2000                                           $ 13,595,956
                                                                    ------------
                                                                    ------------

    72                                     See Notes to Financial Statements

       Target Funds     As of July 31, 2000 Cont'd.
             Statement of Assets and Liabilities

                                                                       Small
                                                                    Capitalization
                                                                     Value Fund
--------------------------------------------------------------------------------------
Class A:
   Net assets                                                       $  3,863,121
   Shares of beneficial interest issued and outstanding                  348,679
   Net asset value and redemption price per share                         $11.08
   Maximum sales charge (5% of offering price)                               .58
                                                                    ------------
   Maximum offering price to public                                       $11.66
                                                                    ------------
                                                                    ------------
Class B:
   Net Assets                                                       $  5,378,438
   Shares of beneficial interest issued and outstanding                  488,380
   Net asset value, offering price and redemption price per share         $11.01
                                                                    ------------
                                                                    ------------
Class C:
   Net Assets                                                       $  4,354,397
   Shares of beneficial interest issued and outstanding                  395,395
   Net asset value and redemption price per share                         $11.01
   Sales charge (1% of offering price)                                       .11
                                                                    ------------
   Offering price to public                                               $11.12
                                                                    ------------
                                                                    ------------

    See Notes to Financial Statements                                     73

       Target Funds     As of July 31, 2000 Cont'd.
             Statement of Assets and Liabilities

                                                                     International
                                                                     Equity Fund
--------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $20,403,205)                             $20,419,348
Foreign currency, at value (cost $99,577)                                 97,923
Cash                                                                       1,007
Receivable for Fund shares sold                                           56,303
Receivable for investments sold                                          324,613
Dividends and interest receivable                                         43,619
Deferred offering expenses and other assets                               12,980
                                                                     -----------
      Total assets                                                    20,955,793
                                                                     -----------
LIABILITIES
Payable for investments purchased                                        158,189
Accrued expenses and other liabilities                                    93,120
Payable for Fund shares repurchased                                        9,988
Distribution fee payable                                                  14,744
Management fee payable                                                    14,205
Withholding tax payable                                                    2,288
                                                                     -----------
      Total liabilities                                                  292,534
                                                                     -----------
NET ASSETS                                                           $20,663,259
                                                                     -----------
                                                                     -----------
Net assets were comprised of:
   Shares of beneficial interest, at par                             $     2,086
   Paid-in capital, in excess of par                                  20,841,489
                                                                     -----------
                                                                      20,843,575
   Net investment loss                                                   (90,642)
   Net realized loss                                                    (101,277)
   Net unrealized appreciation on investment and foreign currency
      transactions                                                        11,603
                                                                     -----------
Net assets, July 31, 2000                                            $20,663,259
                                                                     -----------
                                                                     -----------

    74                                     See Notes to Financial Statements

       Target Funds     As of July 31, 2000 Cont'd.
             Statement of Assets and Liabilities

                                                                    International
                                                                    Equity Fund
--------------------------------------------------------------------------------------
Class A:
   Net assets                                                       $  4,688,606
   Shares of beneficial interest issued and outstanding                  471,233
   Net asset value and redemption price per share                          $9.95
   Maximum sales charge (5% of offering price)                               .52
                                                                    ------------
   Maximum offering price to public                                       $10.47
                                                                    ------------
                                                                    ------------
Class B:
   Net Assets                                                       $  7,020,077
   Shares of beneficial interest issued and outstanding                  709,828
   Net asset value, offering price and redemption price per share          $9.89
                                                                    ------------
                                                                    ------------
Class C:
   Net Assets                                                       $  8,954,576
   Shares of beneficial interest issued and outstanding                  905,350
   Net asset value and redemption price per share                          $9.89
   Sales charge (1% of offering price)                                       .10
                                                                    ------------
   Offering price to public                                                $9.99
                                                                    ------------
                                                                    ------------

    See Notes to Financial Statements                                     75

       Target Funds     As of July 31, 2000 Cont'd.
             Statement of Assets and Liabilities

                                                                    Total Return
                                                                     Bond Fund
--------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $39,800,116)                            $ 39,908,464
Foreign currency, at value (cost $80)                                         79
Cash                                                                         144
Interest receivable                                                      251,038
Receivable for Fund shares sold                                          230,564
Deferred expenses and other assets                                        12,819
Unrealized appreciation on swap                                            5,042
Unrealized appreciation on forward currency contracts                      4,976
                                                                    ------------
      Total assets                                                    40,413,126
                                                                    ------------
LIABILITIES
Payable for investments purchased                                     14,769,163
Accrued expenses                                                         113,523
Dividends payable                                                         34,990
Distribution fee payable                                                  11,896
Management fee payable                                                    11,033
Payable for Fund shares reacquired                                        10,087
                                                                    ------------
      Total liabilities                                               14,950,692
                                                                    ------------
NET ASSETS                                                          $ 25,462,434
                                                                    ------------
                                                                    ------------
Net assets were comprised of:
   Shares of beneficial interest, at par                            $      2,548
   Paid-in capital, in excess of par                                  25,442,464
                                                                    ------------
                                                                      25,445,012
   Distribution in excess of net investment income                        (7,574)
   Net realized loss                                                    (100,829)
   Net unrealized appreciation on investments and foreign
      currency transaction                                               125,825
                                                                    ------------
Net assets, July 31, 2000                                           $ 25,462,434
                                                                    ------------
                                                                    ------------

    76                                     See Notes to Financial Statements

       Target Funds     As of July 31, 2000 Cont'd.
             Statement of Assets and Liabilities

                                                                    Total Return
                                                                     Bond Fund
--------------------------------------------------------------------------------------
Class A:
   Net assets                                                       $  9,874,731
   Shares of beneficial interest issued and outstanding                  988,356
   Net asset value and redemption price per share                          $9.99
   Maximum sales charge (4% of offering price)                               .42
                                                                    ------------
   Maximum offering price to public                                       $10.41
                                                                    ------------
                                                                    ------------
Class B:
   Net assets                                                       $  9,738,899
   Shares of beneficial interest issued and outstanding                  974,598
   Net asset value, offering price and redemption price per share          $9.99
                                                                    ------------
                                                                    ------------
Class C:
   Net assets                                                       $  5,848,804
   Shares of beneficial interest issued and outstanding                  585,338
   Net asset value and redemption price per share                          $9.99
   Sales charge (1% of offering price)                                       .10
                                                                    ------------
   Offering price to public                                               $10.09
                                                                    ------------
                                                                    ------------

    See Notes to Financial Statements                                     77

       Target Funds     November 3, 1999(a) through July 31, 2000
             Statements of Operations

                                                                       Large
                                                                    Capitalization
                                                                    Growth Fund
--------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)
Income
   Interest                                                         $    440,561
   Dividends                                                             488,611
   Less: Foreign withholding taxes                                        (1,219)
                                                                    ------------
      Total income                                                       927,953
                                                                    ------------
Expenses
   Management fee                                                      1,123,808
   Distribution fee--Class A                                              53,289
   Distribution fee--Class B                                             437,977
   Distribution fee--Class C                                             954,308
   Legal fees and expenses                                                 4,000
   Custodian's fees and expenses                                          78,000
   Transfer agent's fees and expenses                                     90,000
   Reports to shareholders                                                18,000
   Registration fees                                                      54,000
   Trustees' fees and expenses                                             9,000
   Amortization of offering expenses                                      78,721
   Audit fees                                                             14,000
   Miscellaneous                                                             300
                                                                    ------------
      Total expenses                                                   2,915,403
                                                                    ------------
Net investment income (loss)                                          (1,987,450)
                                                                    ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
   Investment transactions                                            (7,411,282)
   Foreign currency transactions                                              --
   Swaps                                                                      --
                                                                    ------------
                                                                      (7,411,282)
                                                                    ------------
Net unrealized appreciation (depreciation) on:
   Investments                                                        58,289,909
   Foreign currency transactions                                              --
   Swaps                                                                      --
                                                                    ------------
                                                                      58,289,909
                                                                    ------------
Net gain (loss)                                                       50,878,627
                                                                    ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS     $ 48,891,177
                                                                    ------------
                                                                    ------------

------------------------------
(a) Commencement of investment operations
    78                                     See Notes to Financial Statements

       Target Funds     November 3, 1999(a) through July 31, 2000 Cont'd.
             Statements of Operations

   Large            Small            Small
Capitalization   Capitalization   Capitalization   International    Total Return
 Value Fund      Growth Fund       Value Fund      Equity Fund       Bond Fund
--------------------------------------------------------------------------------------
$     71,084     $     47,756     $     36,928     $     46,416     $  1,256,523
     505,702           19,860          132,217          300,843               --
      (1,952)              --               --          (40,389)              --
------------     ------------     ------------     ------------     ------------
     574,834           67,616          169,145          306,870        1,256,523
------------     ------------     ------------     ------------     ------------
     132,716           88,879           64,391          113,679           95,287
       7,625            8,884            9,409            8,233           22,009
      65,111           43,544           26,392           44,625           41,008
      93,983           47,890           27,960           64,543           35,896
      12,000           12,000            5,000           12,000           12,000
     103,000           81,000           93,500          120,000           72,000
      24,000           15,000           13,000           18,000           33,000
      32,000           32,000           26,000           31,000           35,000
      36,000           20,000           12,000           14,000           12,000
       8,000            7,000            8,100            9,000           11,000
      37,021           37,021           37,021           37,021           37,021
      14,000           14,000           14,000           20,000           14,000
         401            2,350            2,400            1,148            2,000
------------     ------------     ------------     ------------     ------------
     565,857          409,568          339,173          493,249          422,221
------------     ------------     ------------     ------------     ------------
       8,977         (341,952)        (170,028)        (186,379)         834,302
------------     ------------     ------------     ------------     ------------
    (422,443)       2,085,580          612,051         (100,650)        (107,130)
          --               --               --          (19,617)         (38,012)
          --               --               --               --            7,215
------------     ------------     ------------     ------------     ------------
    (422,443)       2,085,580          612,051         (120,267)        (137,927)
------------     ------------     ------------     ------------     ------------
  (1,361,253)       1,496,068          812,259           16,143          115,807
          --               --               --           (4,540)           4,976
          --               --               --               --            5,042
------------     ------------     ------------     ------------     ------------
  (1,361,253)       1,496,068          812,259           11,603          125,825
------------     ------------     ------------     ------------     ------------
  (1,783,696)       3,581,648        1,424,310         (108,664)         (12,102)
------------     ------------     ------------     ------------     ------------
$ (1,774,719)    $  3,239,696     $  1,254,282     $   (295,043)    $    822,200
------------     ------------     ------------     ------------     ------------
------------     ------------     ------------     ------------     ------------

    See Notes to Financial Statements                                     79

       Target Funds     November 3, 1999(a) through July 31, 2000
             Statements of Changes in Net Assets

                                                                       Large
                                                                   Capitalization
                                                                    Growth Fund
--------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
Operations
   Net investment income (loss)                                    $  (1,987,450)
   Net realized gain (loss) on investment and foreign currency
      transactions                                                    (7,411,282)
   Net unrealized appreciation (depreciation) of investments          58,289,909
                                                                   -------------
   Net increase (decrease) in net assets resulting from
      operations                                                      48,891,177
                                                                   -------------
Dividends and distributions
   Dividends from net investment income
   Class A                                                                    --
   Class B                                                                    --
   Class C                                                                    --
                                                                   -------------
      Total dividends                                                         --
                                                                   -------------
   Distributions in excess of net investment income
   Class A                                                                    --
   Class B                                                                    --
   Class C                                                                    --
                                                                   -------------
      Total distributions                                                     --
                                                                   -------------
Fund share transactions (net of share conversions; Note 5)
   Net proceeds from shares sold                                     245,996,764
   Net asset value of shares issued in reinvestment of dividends
      and distributions                                                       --
   Cost of shares reacquired                                         (35,672,792)
                                                                   -------------
   Net increase in net assets from Fund share transactions           210,323,972
                                                                   -------------
      Total increase                                                 259,215,149
NET ASSETS
Beginning of period                                                       18,000
                                                                   -------------
End of period                                                      $ 259,233,149
                                                                   -------------
                                                                   -------------
------------------------------
(a) Commenecment of investment operations.

    80                                     See Notes to Financial Statements

       Target Funds     November 3, 1999(a) through July 31, 2000
             Statements of Changes in Net Assets Cont'd.

    Large             Small             Small
Capitalization    Capitalization    Capitalization    International     Total Return
 Value Fund        Growth Fund       Value Fund        Equity Fund        Bond Fund
-------------------------------------------------------------------------------------------
$       8,977     $    (341,952)    $    (170,028)    $    (186,379)    $     834,302
     (422,443)        2,085,580           612,051          (120,267)         (137,927)
   (1,361,253)        1,496,068           812,259            11,603           125,825
-------------     -------------     -------------     -------------     -------------
   (1,774,719)        3,239,696         1,254,282          (295,043)          822,200
-------------     -------------     -------------     -------------     -------------
       (8,977)               --                --                --          (407,199)
           --                --                --                --          (229,611)
           --                --                --                --          (197,492)
-------------     -------------     -------------     -------------     -------------
       (8,977)               --                --                --          (834,302)
-------------     -------------     -------------     -------------     -------------
         (393)               --                --                --            (9,630)
      (13,063)               --                --                --            (4,481)
      (23,337)               --                --                --            (4,857)
-------------     -------------     -------------     -------------     -------------
      (36,793)               --                --                --           (18,968)
-------------     -------------     -------------     -------------     -------------
   40,139,297        25,578,512        18,398,192        35,128,516        37,908,566
       42,947                --                --                --           721,940
   (8,954,354)       (7,921,836)       (6,074,518)      (14,188,214)      (13,147,002)
-------------     -------------     -------------     -------------     -------------
   31,227,890        17,656,676        12,323,674        20,940,302        25,483,504
-------------     -------------     -------------     -------------     -------------
   29,407,401        20,896,372        13,577,956        20,645,259        25,452,434
       18,000            18,000            18,000            18,000            10,000
-------------     -------------     -------------     -------------     -------------
$  29,425,401     $  20,914,372     $  13,595,956     $  20,663,259     $  25,462,434
-------------     -------------     -------------     -------------     -------------
-------------     -------------     -------------     -------------     -------------

    See Notes to Financial Statements                                     81

       Target Funds     November 3, 1999(a) through July 31, 2000
             Financial Highlights

                                                Large Capitalization Growth Fund
                                              ------------------------------------
                                              Class A       Class B       Class C
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE(d):
Net asset value, beginning of period          $  10.00      $  10.00      $  10.00
                                              --------      --------      --------
Income from investment operations
Net investment loss                              (0.06)        (0.12)        (0.12)
Net realized and unrealized gain on
   investment transactions                        3.25          3.23          3.23
                                              --------      --------      --------
      Total from investment operations            3.19          3.11          3.11
                                              --------      --------      --------
Net asset value, end of period                $  13.19      $  13.11      $  13.11
                                              --------      --------      --------
                                              --------      --------      --------
TOTAL RETURN(b)                                  31.90%        31.10%        31.10%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)               $ 38,227      $ 75,819      $145,187
Average net assets (000)                      $ 28,788      $ 59,151      $128,884
Ratios to average net assets (c):
   Expenses, including distribution and
   service (12b-1) fees                           1.17%         1.92%         1.92%
   Expenses, excluding distribution and
   service (12b-1) fees                            .92%          .92%          .92%
   Net investment loss                           (0.62)%       (1.36)%       (1.32)%
Portfolio turnover rate                             39%           39%           39%

------------------------------
(a) Commencement of investment operations.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than one full year are not annualized.
(c) Annualized.
(d) Calculated based upon average shares outstanding during the period.
    82                                     See Notes to Financial Statements

       Target Funds     November 3, 1999(a) through July 31, 2000 Cont'd.
             Financial Highlights

                                                Large Capitalization Value Fund
                                              ------------------------------------
                                              Class A       Class B       Class C
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period          $  10.00      $  10.00      $  10.00
                                              --------      --------      --------
Income from investment operations
Net investment income                             0.05            --(d)         --(d)
Net realized and unrealized loss on
   investment transactions                       (0.69)        (0.70)        (0.70)
                                              --------      --------      --------
      Total from investment operations           (0.64)        (0.70)        (0.70)
                                              --------      --------      --------
Less distributions:
   Dividends from net investment income          (0.03)           --            --
   Dividends in excess of net investment
   income                                           --          (.02)         (.02)
                                              --------      --------      --------
Net asset value, end of period                $   9.33      $   9.28      $   9.28
                                              --------      --------      --------
                                              --------      --------      --------
TOTAL RETURN(b)                                  (6.42)%       (7.02)%       (7.02)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)               $  5,162      $ 11,418      $ 12,845
Average net assets (000)                      $  4,119      $  8,794      $ 12,693
Ratios to average net assets (c):
   Expenses, including distribution and
   service (12b-1) fees                           2.36%         3.11%         3.11%
   Expenses, excluding distribution and
   service (12b-1) fees                           2.11%         2.11%         2.11%
   Net investment income                           .63%         (.13)%        (.02)%
Portfolio turnover rate                             58%           58%           58%

------------------------------
(a) Commencement of investment operations.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than one full year are not annualized.
(c) Annualized.
(d) Less than $.005 per share.
    See Notes to Financial Statements                                     83

       Target Funds     November 3, 1999(a) through July 31, 2000 Cont'd.
             Financial Highlights

                                                  Small Capitalization Growth Fund
                                                  ---------------------------------
                                                  Class A      Class B      Class C
-----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period              $ 10.00      $ 10.00      $ 10.00
                                                  -------      -------      -------
Income from investment operations
Net investment loss                                  (.20)        (.19)        (.23)
Net realized and unrealized gain on
   investment transactions                           2.82         2.73         2.77
                                                  -------      -------      -------
      Total from investment operations               2.62         2.54         2.54
                                                  -------      -------      -------
Net asset value, end of period                    $ 12.62      $ 12.54      $ 12.54
                                                  -------      -------      -------
                                                  -------      -------      -------
TOTAL RETURN(b)                                     26.20%       25.40%       25.40%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                   $ 4,667      $ 8,588      $ 7,659
Average net assets (000)                          $ 4,799      $ 5,881      $ 6,468
Ratios to average net assets (c):
   Expenses, including distribution and
   service (12b-1) fees                              2.69%        3.44%        3.44%
   Expenses, excluding distribution and
   service (12b-1) fees                              2.44%        2.44%        2.44%
   Net investment loss                              (2.10)%      (2.94)%      (2.90)%
Portfolio turnover rate                               112%         112%         112%

------------------------------
(a) Commencement of investment operations.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than one full year are not annualized.
(c) Annualized.
    84                                     See Notes to Financial Statements

       Target Funds     November 3, 1999(a) through July 31, 2000 Cont'd.
             Financial Highlights

                                                Small Capitalization Value Fund
                                              ------------------------------------
                                              Class A       Class B       Class C
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period          $  10.00      $  10.00      $  10.00
                                              --------      --------      --------
Income from investment operations
Net investment loss(d)                            (.11)         (.16)         (.17)
Net realized and unrealized gain on
   investment transactions                        1.19          1.17          1.18
                                              --------      --------      --------
      Total from investment operations            1.08          1.01          1.01
                                              --------      --------      --------
Net asset value, end of period                $  11.08      $  11.01      $  11.01
                                              --------      --------      --------
                                              --------      --------      --------
TOTAL RETURN(b)                                 10.80%        10.10%        10.10%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)               $  3,863      $  5,379      $  4,354
Average net assets (000)                      $  5,083      $  3,564      $  3,776
Ratios to average net assets (c):
   Expenses, including distribution and
   service (12b-1) fees                           3.24%         3.99%         3.99%
   Expenses, excluding distribution and
   service (12b-1) fees                           2.99%         2.99%         2.99%
   Net investment loss                           (1.37)%       (2.20)%       (2.16)%
Portfolio turnover rate                             34%           34%           34%

------------------------------
(a) Commencement of investment operations.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than one full year are not annualized.
(c) Annualized.
(d) Calculated based upon average shares outstanding during the period.
    See Notes to Financial Statements                                     85

       Target Funds     November 3, 1999(a) through July 31, 2000 Cont'd.
             Financial Highlights

                                                   International Equity Fund
                                              ------------------------------------
                                              Class A       Class B       Class C
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period          $  10.00      $  10.00      $  10.00
                                              --------      --------      --------
Income from investment operations
Net investment loss(e)                           (0.05)        (0.11)        (0.11)
Net realized and unrealized loss on
   investment and foreign currency
   transactions                                     --(d)         --(d)         --(d)
                                              --------      --------      --------
      Total from investment operations           (0.05)        (0.11)        (0.11)
                                              --------      --------      --------
Net asset value, end of period                $   9.95      $   9.89      $   9.89
                                              --------      --------      --------
                                              --------      --------      --------
TOTAL RETURN(b)                                  (0.50)%       (1.10)%       (1.10)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)               $  4,689      $  7,020      $  8,955
Average net assets (000)                      $  4,447      $  6,027      $  8,717
Ratios to average net assets (c):
   Expenses, including distribution and
   service (12b-1) fees                           2.89%         3.64%         3.64%
   Expenses, excluding distribution and
   service (12b-1) fees                           2.64%         2.64%         2.64%
   Net investment loss                           (0.74)%       (1.45)%       (1.50)%
Portfolio turnover rate                             40%           40%           40%

------------------------------
(a) Commencement of investment operations.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than one full year are not annualized.
(c) Annualized.
(d) Less than $.005 per share.
(e) Calculation based upon average shares outstanding during the period.
    86                                     See Notes to Financial Statements

       Target Funds     November 3, 1999(a) through July 31, 2000 Cont'd.
             Financial Highlights

                                                     Total Return Bond Fund
                                              ------------------------------------
                                              Class A       Class B       Class C
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period          $  10.00      $  10.00      $  10.00
                                              --------      --------      --------
Income from investment operations
Net investment income                             0.33          0.29          0.29
Net realized and unrealized loss on
   investment transactions                          --(d)         --(d)         --(d)
                                              --------      --------      --------
      Total from investment operations            0.33          0.29          0.29
                                              --------      --------      --------
Less distributions:
   Dividends from net investment income          (0.33)        (0.29)        (0.29)
   Dividends in excess of net investment
      income                                     (0.01)        (0.01)        (0.01)
                                              --------      --------      --------
      Total distributions                        (0.34)        (0.30)        (0.30)
                                              --------      --------      --------
Net asset value, end of period                $   9.99      $   9.99      $   9.99
                                              --------      --------      --------
                                              --------      --------      --------
TOTAL RETURN(b)                                  3.32%         2.95%         2.95%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)               $  9,875      $  9,739      $  5,849
Average net assets (000)                      $ 11,760      $  7,304      $  6,393
Ratios to average net assets (c):
   Expenses, including distribution and
   service (12b-1)                                1.96%         2.46%         2.46%
   Expenses, excluding distribution and
   service (12b-1)                                1.71%         1.71%         1.71%
   Net investment income                          4.66%         4.23%         4.16%
Portfolio turnover rate                            423%          423%          423%

------------------------------
(a) Commencement of investment operations.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than one full year are not annualized.
(c) Annualized.
(d) Less than $.005 per share.
    See Notes to Financial Statements                                     87

       Target Funds
             Notes to Financial Statements

      Target Funds is an open-end management investment company. The Trust consists of six separate funds (the 'Fund' or 'Funds'): Large Capitalization Growth Fund, Large Capitalization Value Fund, Small Capitalization Growth Fund, Small Capitalization Value Fund, International Equity Fund and Total Return Bond Fund. The Trust was established as a Delaware business trust on July 8, 1999 and did not have any activity until September 2, 1999 when it issued Prudential Investment Fund Management ('PIFM'), for $100,000, 600 Class A, Class B and Class C shares of Large Capitalization Growth Fund, Large Capitalization Value Fund, Small Capitalization Growth Fund, Small Capitalization Value Fund, International Equity Fund and 334 Class A shares and 333 Class B and Class C shares of Total Return Bond Fund. The Fund's investment operations commenced on November 3, 1999.
      The Funds' investment objectives are as follows: Large Capitalization Growth Fund--long-term capital appreciation through investment primarily in common stocks that, in the investment adviser's opinion, should have growth faster than that of the S&P 500; Large Capitalization Value Fund--total return of capital appreciation and dividend income through investment primarily in common stocks that, in the adviser's opinion, are undervalued; Small Capitalization Growth Fund--maximum capital appreciation through investment primarily in small company common stocks that, in the investment adviser's opinion, have growth faster than that of the U.S. economy in general; Small Capitalization Value Fund--above average capital appreciation through investment in small company common stocks that, in the investment adviser's opinion, are undervalued or overlooked in the marketplace; International Equity Fund--capital appreciation through investment primarily in stocks of companies domiciled outside the United States; Total Return Bond Fund--total return of current income and capital appreciation through investment primarily in fixed-income securities of varying maturities with a dollar-weighted average portfolio maturity of more than four years but not more than fifteen years.
      The ability of issuers of debt securities (other than those issued or guaranteed by the U.S. Government) held by the Funds to meet their obligations may be affected by economic or political developments in a specific industry, region or country.
Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Funds in the preparation of its financial statements.
      Securities Valuations:    Securities, including options, futures contracts
and options thereon, for which the primary market is on a national securities exchange, commodities exchange or board of trade are valued at the last sale price on such
    88

       Target Funds
             Notes to Financial Statements Cont'd.

exchange or board of trade, on the date of valuation or, if there was no sale on such day, at the average of readily available closing bid and asked prices on such day.
      Securities, including options, that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the average of the most recently quoted bid and asked prices provided by a principal market maker or dealer.
      U.S. Government securities for which market quotations are available are valued at a price provided by an independent broker/dealer or pricing service.
      Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the current rate obtained from a recognized bank or dealer.
      Securities for which market quotations are not available, are valued in good faith under procedures adopted by the Trustees.
      Short-term securities which mature in sixty days or less are valued at amortized cost which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term securities which mature in more than sixty days are valued at current market quotations.
      Repurchase Agreements:    In connection with transactions in repurchase
agreements, it is the Fund's policy that its custodian take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day the value of collateral is marked to market on a daily basis to ensure the adequacy of collateral. If the seller defaults, and the value of the collateral declines or, if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited.
      All securities are valued as of 4:15 p.m., New York time.
      Securities Transactions and Net Investment Income:    Securities
transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Funds amortize premiums and discounts paid on purchases of portfolio securities as adjustments to interest income. Expenses are recorded on the accrual basis which may require the use of certain estimates by management. Such estimates could differ from actuals.
                                                                          89

       Target Funds
             Notes to Financial Statements Cont'd.

      Foreign Currency Translation:    The books and records of the Fund are
maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:
      (i) market value of investment securities, other assets and liabilities--at the closing rates of exchange;
      (ii) purchases and sales of investment securities, income and expenses--at the rate of exchange prevailing on the respective dates of such transactions.
      Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the fiscal period, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the fiscal period. Similarly, the Funds do not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the fiscal period. Accordingly, these realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.
      Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of short-term securities, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates of securities transactions, and the difference between the amounts of dividends, interest and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net currency gains and losses from valuing foreign currency denominated assets and liabilities at period-end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies.
      Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.
      Options:    The International Equity and the Total Return Bond Funds may
either purchase or write options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates or foreign currency exchange rates with respect to securities or currencies which the Funds currently own or intend to purchase. When a Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an investment. When a Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The investment or liability is adjusted daily to reflect the current
    90

       Target Funds
             Notes to Financial Statements Cont'd.

market value of the option. If an option expires unexercised, a Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is an adjustment to the proceeds from the sale or the cost basis of the purchase in determining whether a Fund has realized a gain or loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain (loss) on investment transactions. Gain or loss on written options is presented separately as net realized gain (loss) on written option transactions.
      The Fund, as writer of an option, has no control over whether the underlying securities or currencies may be sold (called) or purchased (put). As a result, a Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. The Fund, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.
      Foreign Currency Forward Contracts:    The International Equity and the
Total Return Bond Funds may enter into foreign currency forward contracts in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. A foreign currency forward contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The contracts are valued daily at current exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on investments. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and renegotiated forward contracts. This gain or loss, if any, is included in net realized gain (loss) on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.
      Interest Rate Swaps:    The Target Total Return Bond Fund may enter into
interest rate swaps. In a simple interest rate swap, one investor pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, an investor may pay a fixed rate and receive a floating rate. Interest rate swaps were conceived as asset/liability management tools. In more complex swaps, the notional principal amount may decline (or amortize) over time.
      During the term of the swap, changes in the value of the swap are recognized as unrealized gains or losses by 'marking-to-market' to reflect the market value of the swap. When the swap is terminated, the Fund will record a realized gain or loss equal
                                                                          91

       Target Funds
             Notes to Financial Statements Cont'd.

to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract, if any.
      The Fund is exposed to credit loss in the event of non-performance by the other party to the interest rate swap. However, the Fund does not anticipate non-performance by any counterparty.
      Reclassification of Capital Accounts:    The Fund accounts for and reports
distributions to shareholders in accordance with American Institute of Certified Public Accountants (AICPA) Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. For the period ended July 31, 2000, the application of this statement resulted in the following reclassifications:

                                              Undistributed                     Paid-in
                                                  Net         Accumulated     Capital in
                                               Investment     Net Realized     excess of
Fund                              Ref.           Income        Gain/Loss          par
----------------------------  -------------   ------------    ------------    -----------
Large Capitalization
  Growth....................  (b),(c)         $ 1,987,450      $       --     $(1,987,450)
Large Capitalization
  Value.....................  (b)                  58,462              --         (58,462)
Small Capitalization
  Growth....................  (b),(c)             341,952        (295,728)        (46,224)
Small Capitalization
  Value.....................  (b),(c)             170,028        (125,554)        (44,474)
International Equity........  (a),(b),(c)          95,737          18,990        (114,727)
Total Return Bond...........  (a),(b)              11,394          37,098         (48,492)

------------------------------
(a) Reclass of net foreign currency gains/losses.
(b) Expenses not deductible for tax purposes.
(c) Reclass of net operating loss.
      Net investment income, net realized gains and net assets were not affected by this change.
      Dividends and Distributions:    The Total Return Bond Fund declares
dividends from net investment income daily and pays such dividends monthly. All other Funds declare and pay a dividend from net investment income, if any, at least annually. Each Fund declares and pays its net capital gains, if any, at least annually.
      Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.
      Taxes:    For federal income tax purposes, each Fund is treated as a separate tax-paying entity. It is the intent of each Fund to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its
    92

       Target Funds
             Notes to Financial Statements Cont'd.

taxable income to its shareholders. Therefore, no federal income tax provision is required.
      Withholding taxes on foreign interest and dividends have been provided for in accordance with the Trust's understanding of the applicable country's tax rules and rates.
      Deferred Organizational and Offering Expenses:    Certain costs incurred
in connection with the initial offering of shares of the Fund, which were initially estimated at $300,000, were approximately $402,000. These have been deferred and are being amortized over a 12 month period from the date the Funds' commenced operations. Estimated organizational expenses of the Fund in the amount of approximately $18,000 incurred prior to the offering of the Funds' shares have been reimbursed by PIFM.
Note 2. Agreements
The Fund has a management agreement with PIFM. Pursuant to this agreement, PIFM manages the investment operations of the Funds, administers the Funds' affairs and is responsible for the selection, subject to review and approval of the Trustees, of the advisers. PIFM supervises the advisers' performance of advisory services and makes recommendations to the Trustees as to whether the advisers' contracts should be renewed, modified or terminated. PIFM pays for the costs pursuant to the advisory agreements, the cost of compensation of officers of the Fund, occupancy and certain clerical and accounting costs of the Fund. The Fund bears all other costs and expenses.
      The advisers noted below each furnished investment advisory services in connection with the management of the Fund. Effective May 24, 2000, J.P. Morgan Investment Management, Inc. became the subadviser of the Large Capitalization Value Fund and will serve this fund under the same terms and conditions as under the agreement with INVESCO Capital Management, Inc. Effective July 1, 2000, Hotchkis and Wiley, the subadviser from the Large Capitalization Value Fund, changed their name to Mercury Advisors. Each of the two advisers of the domestic equity Funds--the Large Capitalization Growth Fund, Large Capitalization Value Fund, Small Capitalization Growth Fund and Small Capitalization Value Fund--manages approximately 50% of the assets of the respective Fund. In general, in order to maintain an approximately equal division of assets between the two advisers, all daily cash inflows (i.e., subscriptions and reinvested distributions) and outflows (i.e., redemptions and expenses items) are divided between the two advisers as PIFM deems appropriate. In addition, there is a periodic rebalancing of each Fund's assets to take account of market fluctuations in
                                                                          93

       Target Funds
             Notes to Financial Statements Cont'd.
order to maintain the approximately equal allocation. As a consequence, each Fund will allocate assets from the better performing of the two advisers to the other.

Fund                                                          Adviser
------------------------------------------   ------------------------------------------
Large Capitalization Growth...............   Oak Associates, Ltd., and
                                             Columbus Circle Investors
Large Capitalization Value................   J.P. Morgan Investment Management, Inc.
                                             and Mercury Advisors
Small Capitalization Growth...............   SawGrass Asset Management, L.L.C. and
                                             Chase Fleming Asset Management USA
Small Capitalization Value................   Wood, Struthers & Winthrop and Lazard
                                             Asset Management
International Equity......................   Lazard Asset Management
Total Return Bond.........................   Pacific Investment Management Company
                                             (PIMCO)

      The management fee paid to PIFM is computed daily and payable monthly, at an annual rate of the average daily net assets of the Funds as specified below and PIFM, in turn, pays each adviser the following fees for its services.

                                                           Total
Fund                                                   Management Fee    Adviser Fee
----------------------------------------------------   --------------    -----------
Large Capitalization Growth.........................         .70%             .30%
Large Capitalization Value..........................         .70%             .30%
Small Capitalization Growth.........................         .70%             .40%
Small Capitalization Value..........................         .70%             .40%
International Equity................................         .80%             .40%
Total Return Bond...................................         .50%             .25%

      The Fund has entered into a distribution agreement with Prudential Investment Management Services LLC (the Distributor or PIMS) for distribution of the Funds' shares.
      Pursuant to separate Plans of Distribution (the Class A Plan, the Class B Plan and the Class C Plan, collectively the Plans) adopted by the Trust under Rule 12b-1 of the Investment Company Act of 1940, the Distributor incurs the expenses of distributing the Funds' Class A, Class B and Class C shares. These expenses include commissions and account servicing fees paid to, or on account of financial advisers of Prudential Securities Incorporated ('PSI') and Pruco Securities Corporation ('Prusec'), an affiliated broker-dealer, commissions paid to, or on account of, other broker-dealers or certain financial institutions which have entered into agreements with the Distributor, advertising expenses, the cost of printing and mailing prospectuses to potential investors and
    94

       Target Funds
             Notes to Financial Statements Cont'd.

indirect and overhead costs of PSI and Prusec associated with the sale of Fund shares, including lease, utility, communications and sales promotion expenses.
      Pursuant to the Class A Plan, each Fund compensates the Distributor for its expenses with respect to Class A shares at an annual rate of up to .30 of 1% of the average daily net asset value of the Class A shares. Such expenses under the Class A Plan were .25% of the average daily net assets of Class A shares for the period ended July 31, 2000.
      Pursuant to the Class B and Class C Plans, each Fund compensates the Distributor for its distribution-related expenses with respect to Class B and Class C shares at an annual rate of 1% of the average daily net assets of Class B and Class C shares. With respect to the Total Return Bond Fund, such expenses under the Class B and Class C Plans were .75 of 1% of the average daily net assets of the Total Return Bond Fund's Class B and Class C shares for the period ending July 31, 2000.
      PIMS has advised the Fund of its receipt of front-end sales charges resulting from sales of Class A and Class C shares during the period ended July 31, 2000 as follows:

Fund                                                           Class A     Class C
------------------------------------------------------------   --------    --------
Large Capitalization Growth.................................   $523,200    $751,300
Large Capitalization Value..................................    130,600     159,800
Small Capitalization Growth.................................     52,900      66,900
Small Capitalization Value..................................     48,800      43,400
International Equity........................................    116,500      99,000
Total Return Bond...........................................     71,600      79,300

      From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.
      PIMS has advised the Fund that for the period ended July 31, 2000, it received the following amounts in contingent deferred sales charges imposed upon certain redemptions by certain Class B and Class C shareholders:

Fund                                                            Class B     Class C
-------------------------------------------------------------   --------    -------
Large Capitalization Growth..................................   $126,600    $62,900
Large Capitalization Value...................................     34,200     21,800
Small Capitalization Growth..................................      8,400      6,000
Small Capitalization Value...................................      3,800      3,900
International Equity.........................................     17,100     11,500
Total Return Bond............................................     15,800     18,700

       Target Funds
             Notes to Financial Statements Cont'd.

      PIFM, PIMS and PSI are wholly owned subsidiaries of The Prudential Insurance Company of America. ('Prudential')
Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Funds' transfer agent. The following amounts represent the fees PMFS charged for the period ended July 31, 2000 as well as the fees due to PMFS as of July 31, 2000.

                                                       Amount incurred
                                                           for the          Amount Due
                                                         period ended         as of
                                                           July 31,          July 31,
Fund                                                         2000              2000
----------------------------------------------------   ----------------    ------------
Large Capitalization Growth.........................       $ 82,100          $ 12,000
Large Capitalization Value..........................         21,000             3,000
Small Capitalization Growth.........................         15,000             2,300
Small Capitalization Value..........................         11,200             1,700
International Equity................................         16,000             2,200
Total Return Bond...................................         11,400             1,700

      For the period ended July 31, 2000, PSI earned approximately $2,800 and $3,000 in brokerage commissions on behalf of certain portfolio transactions executed with the Large Capitalization Value Fund and Small Capitalization Growth Fund, respectively.
Note 4. Fund Securities
Purchases and sales of portfolio securities, excluding short-term investments and written options, for the period ended July 31, 2000 were as follows:

Fund                                                    Purchases        Sales
-----------------------------------------------------  ------------   ------------
Large Capitalization Growth..........................  $278,519,382   $ 82,710,150
Large Capitalization Value...........................    45,170,128     14,492,790
Small Capitalization Growth..........................    35,244,008     18,719,537
Small Capitalization Value...........................    15,312,435      4,055,372
International Equity.................................    27,250,809      7,411,786
Total Return Bond....................................   164,015,993    130,117,351

       Target Funds
             Notes to Financial Statements Cont'd.

      The federal income tax basis and unrealized appreciation (depreciation) of each of the Funds' investments, excluding written options as of July 31, 2000, were as follows:

                                                 Net
                                             Unrealized
                                            Appreciation            Gross Unrealized
Fund                          Basis        (Depreciation)     Appreciation    Depreciation
------------------------   ------------    ---------------    ------------    ------------
Large Capitalization
  Growth................   $200,723,819      $58,098,040      $ 63,387,842     $ 5,289,802
Large Capitalization
  Value.................     30,932,275       (1,471,908)        1,721,777       3,193,685
Small Capitalization
  Growth................     19,673,773        1,482,561         2,940,731       1,458,170
Small Capitalization
  Value.................     12,976,257          805,945         1,929,883       1,123,938
International Equity....     20,504,829          (85,481)        1,436,549       1,522,030
Total Return Bond.......     39,800,116          108,348           174,538          66,190

                                                    Post October        Post October
                                                      Currency             Capital
                                                   Losses Deferred     Losses Deferred
                                                  nine month period   nine month period
                                                        ended               ended
                                                    July 31, 2000       July 31, 2000
                                                  -----------------   -----------------
Large Capitalization
  Growth Fund...................................       $    --           $ 7,219,400
International Equity............................        19,600                70,700
Total Return
  Bond Fund.....................................        32,100               100,800

      At July 31, 2000, the Total Return Bond Fund, had outstanding forward currency contracts to sell foreign currencies, as follows:

                                               Value at
Foreign Currency                            Settlement Date     Value at
Sale Contract                                 Receivable      July 31, 2000    Appreciation
------------------------------------------  ---------------   -------------   --------------
Eurodollar,
  expiring 8/14/00........................    $   298,133      $   293,157       $  4,976

       Target Funds
             Notes to Financial Statements Cont'd.

      The Total Return Bond Portfolio entered into interest rate swap agreements. Under the agreements the Fund receives the excess, if any, of a floating rate over a fixed rate. The Fund paid a transaction fee for the agreements. Details of the swaps at July 31, 2000 are as follows:

                              Notional                                                             Unrealized
                              Amount          Fixed      Floating      Open      Termination      Appreciation
Type         Counterparty     (000)           Rate         Rate        Date         Date         (Depreciation)
---------    --------------   ---------     ---------    --------    --------    -----------     ---------------
Interest                                                 6 month
 rate        Goldman Sachs     $    80      6.175%        LIBOR      5/18/00         5/22/30         $(1,479)
Interest                                                 6 month
 rate        J.P. Morgan            20      6.25%         LIBOR      5/19/00         1/24/24              21
Interest                                                 3 month
 rate        Goldman Sachs       2,600      7.75%         LIBOR      5/31/00         9/13/00           6,500
                                                                                                 ---------------
                                                                                                     $ 5,042
                                                                                                 ---------------
                                                                                                 ---------------

Note 5. Capital
The Funds offer Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 5% for each of the Funds except Class A shares of Total Return Bond Fund which are sold with a front-end sales charge of up to 4%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending upon the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. The Trust has authorized an unlimited number of shares of beneficial interest at $.001 par value per share. Of the shares outstanding at July 31, 2000, Prudential owns 412,016 Class A shares of Total Return Bond Fund.
    98

       Target Funds
             Notes to Financial Statements Cont'd.

      Transactions in shares of beneficial interest during the period November 3, 1999 (commencement of investment operations) through July 31, 2000 were as follows:

                                                                         Shares
                                                                        Issued/
                                                                       Reacquired
                                        Shares                            Upon
                                      Issued in                        Conversion     Net Increase
                        Shares       Reinvestment        Shares           From         in Shares
Fund                     Sold        of Dividends      Reacquired       Class B       Outstanding
------------------    ----------     ------------     ------------     ----------     ------------
Shares
------------------
Large
  Capitalization
  Growth Fund
  Class A              4,450,664             --         (1,762,780)       210,231        2,898,115
  Class B              6,438,685             --           (445,235)      (211,029)       5,782,421
  Class C             11,894,580             --           (820,593)            --       11,073,987
Large
  Capitalization
  Value Fund
  Class A                949,085            930           (403,292)         5,911          552,634
  Class B              1,389,470          1,330           (154,469)        (5,932)       1,230,399
  Class C              1,782,911          2,265           (400,917)            --        1,384,259
Small
  Capitalization
  Growth Fund
  Class A                897,431             --           (537,134)         8,799          369,096
  Class B                737,708             --            (44,722)        (8,829)         684,157
  Class C                701,538             --            (91,467)                        610,071
Small
  Capitalization
  Value Fund
  Class A                816,794             --           (472,425)         3,710          348,079
  Class B                534,302             --            (42,801)        (3,721)         487,780
  Class C                460,602             --            (65,807)            --          394,795
International
  Equity Fund
  Class A              1,576,885             --         (1,111,418)         5,166          470,633
  Class B                841,721             --           (127,305)        (5,188)         709,228
  Class C              1,052,347             --           (147,597)            --          904,750
Total Return Bond
  Fund
  Class A              1,874,379         37,524           (930,165)         6,284          988,022
  Class B              1,117,403         19,090           (155,944)        (6,284)         974,265
  Class C                812,573         16,547           (244,115)            --          585,005

       Target Funds
             Notes to Financial Statements Cont'd.

                                                                              Shares
                                         Net Asset                           Issued/        Net Increase
                                           Value                            Reacquired         in Net
                                         of Shares                             Upon            Assets
                       Net Proceeds      Issued in          Cost of         Conversion       from Fund
                       from Shares      Reinvestment        Shares             From            Share
Fund                       Sold         of Dividends      Reacquired         Class B        Transactions
-------------------    ------------     ------------     -------------     ------------     ------------
Amount
-------------------
Large
  Capitalization
  Growth Fund
  Class A              $ 49,385,097       $     --       $ (19,857,242)    $  2,845,914     $ 32,373,769
  Class B                71,707,297             --          (5,420,514)      (2,845,914)      63,440,869
  Class C               124,904,370             --         (10,395,036)              --      114,509,334
Large
  Capitalization
  Value Fund
  Class A                 9,189,979          8,830          (3,872,010)          55,601        5,382,400
  Class B                13,412,052         12,619          (1,432,316)         (55,601)      11,936,754
  Class C                17,537,266         21,498          (3,650,028)              --       13,908,736
Small
  Capitalization
  Growth Fund
  Class A                 9,546,394             --          (6,296,098)         116,159        3,366,455
  Class B                 8,443,129             --            (532,825)        (116,159)       7,794,145
  Class C                 7,588,989             --          (1,092,913)              --        6,496,076
Small
  Capitalization
  Value Fund
  Class A                 8,251,869             --          (4,948,450)          37,842        3,341,261
  Class B                 5,480,622             --            (444,194)         (37,842)       4,998,586
  Class C                 4,665,701             --            (681,874)              --        3,983,827
International
  Equity Fund
  Class A                16,095,501             --         (11,436,452)          52,176        4,711,225
  Class B                 8,470,898             --          (1,265,561)         (52,176)       7,153,161
  Class C                10,562,117             --          (1,486,201)              --        9,075,916
Total Return Bond
  Fund
  Class A                18,691,963        370,194          (9,198,517)          62,205        9,925,845
  Class B                11,109,119        188,477          (1,537,075)         (62,205)       9,698,316
  Class C                 8,107,484        163,269          (2,411,410)              --        5,859,343

       Target Funds
             Report of Independent Accountants

To the Shareholders and Board of Trustees of Target Funds

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial positions of Large Capitalization Growth Fund, Large Capitalization Value Fund, Small Capitalization Growth Fund, Small Capitalization Value Fund, International Equity Fund and Total Return Bond Fund (constituting Target Funds, hereafter referred to as the 'Fund') at July 31, 2000, and the results of each of their operations, the changes in each of their net assets and each of their financial highlights for the period November 3, 1999 (commencement of operations) through July 31, 2000, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at July 31, 2000 by correspondence with the custodian and brokers, provides a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
September 22, 2000
                                                                         101

       Target Funds
             Federal Tax Information (unaudited)

      As required by the Internal Revenue Code, we wish to advise you as to the federal tax status of dividends and distributions paid by the Fund during its fiscal year ended July 31, 2000. Further, we wish to advise you of the percentage of the ordinary income dividends paid in 2000 that qualify for the corporate dividends received deduction available to corporate taxpayers.
      Detailed below, please find the aggregate dividends and distributions, per share, paid by each portfolio during the year ended July 31, 2000 as well as the corporate dividend received deduction percentage:

                                      Ordinary Dividends*
                                  ----------------------------
                                             Income                Dividend
                                  ----------------------------     Received
Portfolio                           A          B          C        Deduction
------------------------------    ------     ------     ------     ---------
Large Capitalization Growth       $   --     $   --     $   --          0%
Large Capitalization Value           .03        .02        .02        100%
Small Capitalization Growth           --         --         --          0%
Small Capitalization Value            --         --         --          0%
International Equity                  --         --         --          0%
Total Return Bond                   0.34       0.30       0.30          0%

   * For federal income tax purposes, ordinary income dividends are taxable as ordinary income.
      The International Equity Fund has elected to give the benefit of foreign tax credit to its shareholders. Accordingly, shareholders who must report their gross income dividends and distributions in a federal income tax return will be entitled to a foreign tax credit, or an itemized deduction in computing the income tax liability. It is generally more advantageous to claim rather than take a deduction. For the fiscal year ended July 31, 2000, the International Equity Portfolio intends on passing through $38,003 of ordinary income distributions as a foreign tax credit.
    102

       Target Funds
             Important Notice For Certain Shareholders (unaudited)

      Many states do not tax the portion of mutual fund dividends attributed to interest from U.S. Government obligations. Listed below is the percent interest earned by the following Target funds from U.S. Government obligations for the calendar year 2000.
      To determine the amount of your dividends which may be exempt from state and local tax, simply multiply the amount in Box 1 of your 1099-Div (Ordinary Dividends) by the percentage listed below. These percentages do not apply to taxable capital gain distributions paid by the portfolios.

                                    Percentage of Interest from
                                          U.S. Government
    Portfolio*                              obligations
    ----------------------------    ---------------------------
    Large Capitalization Growth                    0%
    Large Capitalization Value                     0%
    Small Capitalization Growth                    0%
    Small Capitalization Value                   8.5%
    International Equity                        8.10%
    Total Return Bond                          19.45%

      * Due to certain minimum portfolio holding requirements in California, Connecticut and New York, residents of those states will not be able to exclude U.S. interest income from state and local taxes.
      Please consult your tax adviser or state/local authorities to properly report this informationon your tax return. If you have any questions concerning amounts listed above, please call your Prudential Securities Financial Adviser.
                                                                         103

Target Funds

Prudential Mutual Funds

Prudential offers a broad range of mutual funds designed to meet your individual needs. For information about these funds, contact your financial adviser or call us at
(800) 225-1852. Read the prospectus carefully before you invest or send money.

STOCK FUNDS
Large Capitalization Stock Funds
Prudential 20/20 Focus Fund
Prudential Equity Fund, Inc.
Prudential Stock Index Fund
Prudential Tax-Managed Funds
   Prudential Tax-Managed Equity Fund
Strategic Partners Focused Growth Fund
Target Funds
   Large Capitalization Growth Fund
   Large Capitalization Value Fund
The Prudential Investment Portfolios, Inc.
   Prudential Jennison Growth Fund
Prudential Value Fund

Small- to Mid-Capitalization Stock Funds
Nicholas-Applegate Fund, Inc.
   Nicholas-Applegate Growth Equity Fund
Prudential Small Company Fund, Inc.
Prudential Tax-Managed Small-Cap Fund, Inc.
Prudential U.S. Emerging Growth Fund, Inc.
Target Funds
Small Capitalization Growth Fund
Small Capitalization Value Fund
The Prudential Investment Portfolios, Inc.
   Prudential Jennison Equity Opportunity Fund

Sector Stock Funds
Prudential Natural Resources Fund, Inc.
Prudential Real Estate Securities Fund
Prudential Sector Funds, Inc.
   Prudential Financial Services Fund
   Prudential Health Sciences Fund
   Prudential Technology Fund
   Prudential Utility Fund

Global/International Stock Funds
Global Utility Fund, Inc.
Prudential Europe Growth Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Prudential World Fund, Inc.
   Prudential Global Growth Fund
   Prudential International Value Fund
   Prudential Jennison International Growth Fund
Target Funds
   International Equity Fund

BALANCED/ALLOCATION FUNDS
Prudential Diversified Funds
   Conservative Growth Fund
   Moderate Growth Fund
   High Growth Fund
The Prudential Investment Portfolios, Inc.
   Prudential Active Balanced Fund
www.prudential.com               (800) 225-1852

BOND FUNDS
Taxable Bond Funds
Prudential Government Income Fund, Inc.
Prudential Government Securities Trust
   Short-Intermediate Term Series
Prudential High Yield Fund, Inc.
Prudential High Yield Total Return Fund, Inc.
Prudential Short-Term Corporate Bond Fund, Inc.
   Income Portfolio
Prudential Total Return Bond Fund, Inc.
Target Funds
   Total Return Bond Fund

Tax-Free Bond Funds
Prudential California Municipal Fund
   California Series
   California Income Series
Prudential Municipal Bond Fund
   High Income Series
   Insured Series
Prudential Municipal Series Fund
   Florida Series
   Massachusetts Series
   New Jersey Series
   New York Series
   North Carolina Series
   Ohio Series
   Pennsylvania Series
Prudential National Municipals Fund, Inc.

Global/International Bond Funds
Prudential Global Total Return Fund, Inc.
Prudential International Bond Fund, Inc.

MONEY MARKET FUNDS
Taxable Money Market Funds
Cash Accumulation Trust
   Liquid Assets Fund
   National Money Market Fund
Prudential Government Securities Trust
   Money Market Series
   U.S. Treasury Money Market Series
Prudential Institutional Liquidity Portfolio, Inc.
   Institutional Money Market Series
Prudential MoneyMart Assets, Inc.
Prudential Special Money Market Fund, Inc.
   Money Market Series

Tax-Free Money Market Funds
Prudential California Municipal Fund
   California Money Market Series
Prudential Municipal Series Fund
   Connecticut Money Market Series
   Massachusetts Money Market Series
   New Jersey Money Market Series
   New York Money Market Series
Prudential Tax-Free Money Fund, Inc.

Other Money Market Funds
Command Government Fund
Command Money Fund
Command Tax-Free Fund

Target Funds

Getting the Most from Your Prudential Mutual Fund

How many times have you read these reports-or other financial materials-and stumbled across a word that you don't understand?

Many shareholders have run into the same problem. We'd like to help. So we'll use this space from time to time to explain some of the words you might have read, but not understood. And if you have a favorite word that no one can explain to your satisfaction, please write to us.

Basis Point: 1/100th of 1%. For example, one-half of one percent is 50 basis points.

Collateralized Mortgage Obligations (CMOs): Mortgage-backed bonds that separate mortgage pools into different maturity classes called tranches. These instruments are sensitive to changes in interest rates and homeowner refinancing activity. They are subject to prepayment and maturity extension risk.

Derivatives: Securities that derive their value from other securities. The rate of return of these financial instruments rises and falls-sometimes very suddenly-in response to changes in some specific interest rate, currency, stock, or other variable.

Discount Rate: The interest rate charged by the Federal
Reserve on loans to member banks.
Federal Funds Rate: The interest rate charged by one bank to another on overnight loans.

Futures Contract: An agreement to purchase or sell a specific amount of a commodity or financial instrument at a set price at a specified date in the future.

www.prudential.com  (800) 225-1852

Leverage: The use of borrowed assets to enhance return.
The expectation is that the interest rate charged on borrowed funds will be lower than the return on the investment. While leverage can increase profits, it can also magnify losses.

Liquidity: The ease with which a financial instrument (or product) can be bought or sold (converted into cash) in the financial markets.

Price/Earnings Ratio: The price of a share of stock divided by the earnings per share for a 12-month period.
Option: An agreement to purchase or sell something, such as shares of stock, by a certain time for a specified price. An option need not be exercised.

Spread: The difference between two values; often used to describe the difference between "bid" and "asked" prices of a security, or between the yields of two similar maturity bonds.

Yankee Bond: A bond sold by a foreign company or government on the U.S. market and denominated in U.S.
dollars.

Target Funds   Large Capitalization Growth Fund

Class A     Growth of a $10,000 Investment
(GRAPH)

Cumulative Returns as of 7/31/00
                      One Year   Five Years   Ten Years   Since Inception
With Sales Charge       N/A         N/A          N/A          25.31%
Without Sales Charge    N/A         N/A          N/A          31.90%

Past performance is not indicative of future results.
Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Since the Fund has been in existence less than one year, returns are cumulative, and therefore no average annual total returns are presented.
The graph compares a $10,000 investment in the Large
Capitalization Growth Fund (Class A shares) with a similar investment in the Standard & Poor's 500 Composite
Stock Price Index (S&P 500 Index) by portraying the initial account value at the commencement of operations of Class A shares, and the account value at the end of the current fiscal period (July 31), as measured on a quarterly basis, beginning in November 1999 for Class A shares. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted;
and (c) all dividends and distributions were reinvested.
The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. companies. It gives a broad look at how stock prices have performed. The S&P 500 Index total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the Index may differ substantially from the securities in the Fund. The Index is not the only one that may be used to characterize performance of large-capitalization stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.
This graph is furnished to you in accordance with SEC regulations.

www.prudential.com       (800) 225-1852

Class B     Growth of a $10,000 Investment
(GRAPH)

Cumulative Returns as of 7/31/00
                      One Year   Five Years   Ten Years   Since Inception
With Sales Charge       N/A         N/A           N/A          26.10%
Without Sales Charge    N/A         N/A           N/A          31.10%

Past performance is not indicative of future results.
Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Since the Fund has been in existence less than one year, returns are cumulative, and therefore no average annual total returns are presented.
The graph compares a $10,000 investment in the Large
Capitalization Growth Fund (Class B shares) with a similar investment in the Standard & Poor's 500 Composite
Stock Price Index (S&P 500 Index) by portraying the initial account values at the commencement of operations of Class B shares, and the account value at the end of the current fiscal period (July 31), as measured on a quarterly basis, beginning in November 1999 for Class B shares. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable contingent deferred sales charge was deducted from the value of the investment in Class B shares, assuming full redemption on July 31, 2000; (b) all recurring fees (including management fees) were deducted;
and (c) all dividends and distributions were reinvested.
Class B shares will automatically convert to Class A shares, on a quarterly basis, beginning approximately seven years after purchase. This conversion feature is not reflected in the graph.
The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. companies. It gives a broad look at how stock prices have performed. The S&P 500 Index total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the Index may differ substantially from the securities in the Fund. The Index is not the only one that may be used to characterize performance of large-capitalization stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.
This graph is furnished to you in accordance with SEC regulations.

Target Funds   Large Capitalization Growth Fund

Class C     Growth of a $10,000 Investment
(GRAPH)

Cumulative Returns as of 7/31/00
                      One Year   Five Years   Ten Years   Since Inception
With Sales Charge       N/A         N/A          N/A          28.79%
Without Sales Charge    N/A         N/A          N/A          31.10%

Past performance is not indicative of future results.
Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Since the Fund has been in existence less than one year, returns are cumulative, and therefore no average annual total returns are presented.
The graph compares a $10,000 investment in the Large
Capitalization Growth Fund (Class C shares) with a similar investment in the Standard & Poor's 500 Composite
Stock Price Index
(S&P 500 Index) by portraying the initial account value at the commencement of operations of Class C shares, and the account value at the end of the current fiscal period
(July 31), as measured on a quarterly basis, beginning in November 1999 for Class C shares. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class C shares; (b) the maximum applicable contingent deferred sales charge was deducted from the value of the investment in Class C shares, assuming full redemption on July 31, 2000; (c) all recurring fees (including management fees) were deducted; and (d) all dividends and distributions were reinvested.
The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. companies. It gives a broad look at how stock prices have performed. The S&P 500 Index total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the Index may differ substantially from the securities in the Fund. The Index is not the only one that may be used to characterize performance of large-capitalization stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.
This graph is furnished to you in accordance with SEC regulations.

Target Funds   Large Capitalization Value Fund

Class A     Growth of a $10,000 Investment
(GRAPH)

Cumulative Returns as of 7/31/00
                     One Year   Five Years   Ten Years   Since Inception
With Sales Charge      N/A         N/A          N/A         -11.10%
Without Sales Charge   N/A         N/A          N/A          -6.42%

Past performance is not indicative of future results.
Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Since the Fund has been in existence less than one year, returns are cumulative, and therefore no average annual total returns are presented.
The graph compares a $10,000 investment in the Large
Capitalization Value Fund (Class A shares) with a similar investment in the Standard & Poor's 500 Composite Stock
Price Index (S&P 500 Index) by portraying the initial account value at the commencement of operations of Class
A shares, and the account value at the end of the current fiscal period (July 31), as measured on a quarterly basis, beginning in November 1999 for Class A shares. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted;
and (c) all dividends and distributions were reinvested.
The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. companies. It gives a broad look at how stock prices have performed. The S&P 500 Index total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the Index may differ substantially from the securities in the Fund. The Index is not the only one that may be used to characterize performance of large-capitalization stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.
This graph is furnished to you in accordance with SEC regulations.

Target Funds   Large Capitalization Value Fund

Class B     Growth of a $10,000 Investment
(GRAPH)

Cumulative Returns as of 7/31/00
                     One Year   Five Years   Ten Years   Since Inception
With Sales Charge      N/A         N/A          N/A         -12.02%
Without Sales Charge   N/A         N/A          N/A          -7.02%

Past performance is not indicative of future results.
Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Since the Fund has been in existence less than one year, returns are cumulative, and therefore no average annual total returns are presented.
The graph compares a $10,000 investment in the Large
Capitalization Value Fund (Class B shares) with a similar investment in the Standard & Poor's 500 Composite Stock
Price Index (S&P 500 Index) by portraying the initial account values at the commencement of operations of Class
B shares, and the account value at the end of the current fiscal period (July 31), as measured on a quarterly basis, beginning in November 1999 for Class B shares. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable contingent deferred sales charge was deducted from the value of the investment in Class B shares, assuming full redemption on July 31, 2000; (b) all recurring fees (including management fees) were deducted;
and (c) all dividends and distributions were reinvested.
Class B shares will automatically convert to Class A shares, on a quarterly basis, beginning approximately seven years after purchase. This conversion feature is not reflected in the graph.
The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. companies. It gives a broad look at how stock prices have performed. The S&P 500 Index total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the Index may differ substantially from the securities in the Fund. The Index is not the only one that may be used to characterize performance of large-capitalization stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.
This graph is furnished to you in accordance with SEC regulations.

www.prudential.com          (800) 225-1852

Class C     Growth of a $10,000 Investment
(GRAPH)

Cumulative Returns as of 7/31/00
                     One Year   Five Years   Ten Years   Since Inception
With Sales Charge      N/A         N/A          N/A          -8.95%
Without Sales Charge   N/A         N/A          N/A          -7.02%

Past performance is not indicative of future results.
Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Since the Fund has been in existence less than one year, returns are cumulative, and therefore no average annual total returns are presented.
The graph compares a $10,000 investment in the Large
Capitalization Value Fund (Class C shares) with a similar investment in the Standard & Poor's 500 Composite Stock
Price Index (S&P 500 Index) by portraying the initial account value at the commencement of operations of Class
C shares, and the account value at the end of the current fiscal period (July 31), as measured on a quarterly basis, beginning in November 1999 for Class C shares. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class C shares; (b) the maximum applicable contingent deferred sales charge was deducted from the value of the investment in Class C shares, assuming full redemption on July 31, 2000; (c) all recurring fees (including management fees) were deducted; and (d) all dividends and distributions were reinvested.
The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. companies. It gives a broad look at how stock prices have performed. The S&P 500 Index total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the Index may differ substantially from the securities in the Fund. The Index is not the only one that may be used to characterize performance of large-capitalization stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.
This graph is furnished to you in accordance with SEC regulations.

Target Funds   Small Capitalization Growth Fund

Class A     Growth of a $10,000 Investment
(GRAPH)

Cumulative Returns as of 7/31/00
                      One Year   Five Years   Ten Years   Since Inception
With Sales Charge       N/A         N/A          N/A          19.89%
Without Sales Charge    N/A         N/A          N/A          26.20%

Past performance is not indicative of future results.
Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Since the Fund has been in existence less than one year, returns are cumulative, and therefore no average annual total returns are presented.
The graph compares a $10,000 investment in the Small
Capitalization Growth Fund (Class A shares) with a similar investment in the Russell 2000 Index (Russell
2000) by portraying the initial account value at the commencement of operations of Class A shares, and the account value at the end of the current fiscal period
(July 31), as measured on a quarterly basis, beginning in November 1999 for
Class A shares. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares;
(b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested.
The Russell 2000 is an unmanaged weighted index that comprises the smallest 2,000 stocks among the largest
3,000 equity-capitalized U.S. corporations, and represents approximately 10% of their aggregate market value. The Russell 2000 total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the Russell 2000 may differ substantially from the securities in the Fund. The
Russell 2000 Index is not the only one that may be used to characterize performance of small-capitalization stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.
This graph is furnished to you in accordance with SEC regulations.

www.prudential.com          (800) 225-1852

Class B     Growth of a $10,000 Investment
(GRAPH)

Cumulative Returns as of 7/31/00
                      One Year   Five Years   Ten Years   Since Inception
With Sales Charge       N/A         N/A         N/A          20.40%
Without Sales Charge    N/A         N/A         N/A          25.40%

Past performance is not indicative of future results.
Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Since the Fund has been in existence less than one year, returns are cumulative, and therefore no average annual total returns are presented.
The graph compares a $10,000 investment in the Small
Capitalization Growth Fund (Class B shares) with a similar investment in the Russell 2000 Index (Russell
2000) by portraying the
initial account value at the commencement of operations of Class B shares, and the account value at the end of the current fiscal period (July 31), as measured on a quarterly basis, beginning in November 1999 for Class B shares. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable contingent deferred sales charge was deducted from the value of the investment in Class B shares, assuming full redemption on July 31, 2000; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. Class B shares will automatically convert to Class A shares, on a quarterly basis, beginning approximately seven years after purchase. This conversion feature is not reflected in the graph.
The Russell 2000 is an unmanaged weighted index that comprises the smallest 2,000 stocks among the largest
3,000 equity-capitalized U.S. corporations, and represents approximately 10% of their aggregate market value. The Russell 2000 total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the Russell 2000 may differ substantially from the securities in the Fund. The
Russell 2000 is not the only one that may be used to characterize performance of small-capitalization stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.
This graph is furnished to you in accordance with SEC regulations.

Target Funds   Small Capitalization Growth Fund

Class C     Growth of a $10,000 Investment
(GRAPH)

Cumulative Returns as of 7/31/00
                      One Year   Five Years   Ten Years   Since Inception
With Sales Charge       N/A         N/A         N/A            23.15%
Without Sales Charge    N/A         N/A         N/A            25.40%

Past performance is not indicative of future results.
Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Since the Fund has been in existence less than one year, returns are cumulative, and therefore no average annual total returns are presented.
The graph compares a $10,000 investment in the Small
Capitalization Growth Fund (Class C shares) with a similar investment in the Russell 2000 Index (Russell
2000) by portraying the
initial account value at the commencement of operations of Class C shares, and the account value at the end of the current fiscal period (July 31), as measured on a quarterly basis, beginning in November 1999 for Class C shares. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in
Class C shares; (b) the maximum applicable contingent deferred sales charge was deducted from the value of the investment in Class C shares, assuming full redemption on July 31, 2000; (c) all recurring fees (including management fees) were deducted; and (d) all dividends and distributions were reinvested.
The Russell 2000 is an unmanaged weighted index that comprises the smallest 2,000 stocks among the largest
3,000 equity-capitalized U.S. corporations, and represents approximately 10% of their aggregate market value. The Russell 2000 total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the Russell 2000 may differ substantially from the securities in the Fund. The
Index is not the only one that may be used to characterize performance of small-capitalization stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.
This graph is furnished to you in accordance with SEC regulations.

Target Funds   Small Capitalization Value Fund

Class A     Growth of a $10,000 Investment
(GRAPH)

Cumulative Returns as of 7/31/00
                     One Year   Five Years   Ten Years   Since Inception
With Sales Charge      N/A         N/A          N/A          5.26%
Without Sales Charge   N/A         N/A          N/A         10.80%

Past performance is not indicative of future results.
Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Since the Fund has been in existence less than one year, returns are cumulative, and therefore no average annual total returns are presented.
The graph compares a $10,000 investment in the Small
Capitalization Value Fund (Class A shares) with a similar investment in the Russell 2000 Index (Russell 2000) by portraying the initial account value at the commencement of operations of Class A shares, and the account value at the end of the current fiscal period (July 31), as measured on a quarterly basis, beginning in November 1999 for Class A shares. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted;
and (c) all dividends and distributions were reinvested.
The Russell 2000 is an unmanaged weighted index that comprises the smallest 2,000 stocks among the largest
3,000 equity-capitalized U.S. corporations, and represents approximately 10% of their aggregate market value. The Russell 2000 total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the Russell 2000 may differ substantially from the securities in the Fund. The
Russell 2000 Index is not the only one that may be used to characterize performance of small-capitalization stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.
This graph is furnished to you in accordance with SEC regulations.

Target Funds   Small Capitalization Value Fund

Class B     Growth of a $10,000 Investment
(GRAPH)

Cumulative Returns as of 7/31/00
                     One Year   Five Years   Ten Years   Since Inception
With Sales Charge      N/A         N/A          N/A          5.10%
Without Sales Charge   N/A         N/A          N/A         10.10%

Past performance is not indicative of future results.
Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Since the Fund has been in existence less than one year, returns are cumulative, and therefore no average annual total returns are presented.
The graph compares a $10,000 investment in the Small
Capitalization Value Fund (Class B shares) with a similar investment in the Russell 2000 Index (Russell 2000) by portraying the initial account value at the commencement of operations of Class B shares, and the account value at the end of the current fiscal period (July 31), as measured on a quarterly basis, beginning in November 1999 for Class B shares. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable contingent deferred sales charge was deducted from the value of the investment in Class B shares, assuming full redemption on July 31, 2000; (b) all recurring fees (including management fees) were deducted;
and (c) all dividends and distributions were reinvested.
Class B shares will automatically convert to Class A shares, on a quarterly basis, beginning approximately seven years after purchase. This conversion feature is not reflected in the graph.
The Russell 2000 is an unmanaged weighted index that comprises the smallest 2,000 stocks among the largest
3,000 equity-capitalized U.S. corporations, and represents approximately 10% of their aggregate market value. The Russell 2000 total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the Russell 2000 may differ substantially from the securities in the Fund. The
Russell 2000 is not the only one that may be used to characterize performance of small-capitalization stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.
This graph is furnished to you in accordance with SEC regulations.

www.prudential.com               (800) 225-1852

Class C     Growth of a $10,000 Investment
(GRAPH)

Cumulative Returns as of 7/31/00
                     One Year   Five Years   Ten Years   Since Inception
With Sales Charge      N/A         N/A          N/A          8.00%
Without Sales Charge   N/A         N/A          N/A         10.10%

Past performance is not indicative of future results.
Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Since the Fund has been in existence less than one year, returns are cumulative, and therefore no average annual total returns are presented.
The graph compares a $10,000 investment in the Small
Capitalization Value Fund (Class C shares) with a similar investment in the Russell 2000 Index (Russell 2000) by portraying the initial account value at the commencement of operations of Class C shares, and the account value at the end of the current fiscal period (July 31), as measured on a quarterly basis, beginning in November 1999 for Class C shares. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class C shares; (b) the maximum applicable contingent deferred sales charge was deducted from the value of the investment in Class C shares, assuming full redemption on July 31, 2000; (c) all recurring fees (including management fees) were deducted; and (d) all dividends and distributions were reinvested.
The Russell 2000 is an unmanaged weighted index that comprises the smallest 2,000 stocks among the largest
3,000 equity-capitalized U.S. corporations, and represents approximately 10% of their aggregate market value. The Russell 2000 total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the Russell 2000 may differ substantially from the securities in the Fund. The
Index is not the only one that may be used to characterize performance of small-capitalization stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.
This graph is furnished to you in accordance with SEC regulations.

Target Funds   International Equity

Class A     Growth of a $10,000 Investment
(GRAPH)

Cumulative Returns as of 7/31/00
                    One Year   Five Years   Ten Years   Since Inception
With Sales Charge     N/A         N/A          N/A         -5.48%
Without Sales Charge  N/A         N/A          N/A         -0.50%

Past performance is not indicative of future results.
Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Since the Fund has been in existence less than one year, returns are cumulative, and therefore no average annual total returns are presented.
The graph compares a $10,000 investment in the International Equity Fund
(Class A shares) with a similar investment in the Morgan
Stanley Capital International Europe, Australia, Far East
Index (MSCI EAFE Index) by portraying the initial account value at the commencement of operations of Class A shares, and the account value at the end of the current fiscal period (July 31), as measured on a quarterly basis, beginning in November 1999 for Class A shares. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares;
(b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested.
The MSCI EAFE Index is an unmanaged weighted index of performance that reflects stock price movements in Europe, Australasia, and the Far East. The
MSCI EAFE Index total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the MSCI EAFE Index may differ substantially from the securities in the Fund.
The MSCI EAFE Index is not the only one that may be used to characterize performance of international stock funds.
Other indexes may portray different comparative performance. Investors cannot invest directly in an index.
This graph is furnished to you in accordance with SEC regulations.

www.prudential.com         (800) 225-1852

Class B    Growth of a $10,000 Investment
(GRAPH)

Cumulative Returns as of 7/31/00
                     One Year   Five Years   Ten Years   Since Inception
With Sales Charge      N/A         N/A         N/A          -6.05%
Without Sales Charge   N/A         N/A         N/A          -1.10%

Past performance is not indicative of future results.
Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Since the Fund has been in existence less than one year, returns are cumulative, and therefore no average annual total returns are presented.
The graph compares a $10,000 investment in the International Equity Fund
(Class B shares) with a similar investment in the Morgan
Stanley Capital International Europe, Australia, Far East
Index (MSCI EAFE Index) by portraying the initial account value at the commencement of operations of Class B shares, and the account value at the end of the current fiscal period (July 31), as measured on a quarterly basis, beginning in November 1999 for Class B shares. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable contingent deferred sales charge was deducted from the value of the investment in Class B shares, assuming full redemption on July 31, 2000; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. Class B shares will automatically convert to Class A shares, on a quarterly basis, beginning approximately seven years after purchase. This conversion feature is not reflected in the graph.
The MSCI EAFE Index is an unmanaged weighted index of performance that reflects stock price movements in Europe, Australasia, and the Far East. The
MSCI EAFE Index total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the MSCI EAFE Index may differ substantially from the securities in the Fund.
The MSCI EAFE Index is not the only one that may be used to characterize performance of international stock funds.
Other indexes may portray different comparative performance. Investors cannot invest directly in an index.
This graph is furnished to you in accordance with SEC regulations.

Target Funds   International Equity

Class C     Growth of a $10,000 Investment
(GRAPH)

Cumulative Returns as of 7/31/00
                      One Year   Five Years   Ten Years   Since Inception
With Sales Charge      N/A          N/A          N/A         -3.07%
Without Sales Charge   N/A          N/A          N/A         -1.10%

Past performance is not indicative of future results.
Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Since the Fund has been in existence less than one year, returns are cumulative, and therefore no average annual total returns are presented.
The graph compares a $10,000 investment in the International Equity Fund
(Class C shares) with a similar investment in the Morgan
Stanley Capital International Europe, Australia, Far East
Index (MSCI EAFE Index) by portraying the initial account value at the commencement of operations of Class C shares, and the account value at the end of the current fiscal period (July 31), as measured on a quarterly basis, beginning in November 1999 for Class C shares. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class C shares;
(b) the maximum applicable contingent deferred sales charge was deducted from the value of the investment in Class C shares, assuming full redemption on July 31, 2000; (c) all recurring fees (including management fees) were deducted; and (d) all dividends and distributions were reinvested.
The MSCI EAFE Index is an unmanaged weighted index of performance that reflects stock price movements in Europe, Australasia, and the Far East. The
MSCI EAFE Index total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the MSCI EAFE Index may differ substantially from the securities in the Fund.
The MSCI EAFE Index is not the only one that may be used to characterize performance of international stock funds.
Other indexes may portray different comparative performance. Investors cannot invest directly in an index.
This graph is furnished to you in accordance with SEC regulations.

Target Funds   Total Return Bond Fund

Class A     Growth of a $10,000 Investment
(GRAPH)

Cumulative Returns as of 7/31/00
                      One Year   Five Years   Ten Years   Since Inception
With Sales Charge       N/A         N/A         N/A          -0.82%
Without Sales Charge    N/A         N/A         N/A           3.32%

Past performance is not indicative of future results.
Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Since the Fund has been in existence less than one year, returns are cumulative, and therefore no average annual total returns are presented.
The graph compares a $10,000 investment in the Total
Return Bond Fund (Class A shares) with a similar investment in the Lehman Brothers Government/Credit Bond
Index (the Index) by portraying the initial account value at the commencement of operations of Class A shares, and the account value at the end of the current fiscal period
(July 31), as measured on a quarterly basis, beginning in November 1999 for Class A shares. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested.
The Index is an unmanaged weighted index comprising public, fixed-rate, nonconvertible domestic corporate debt securities rated at least investment grade, and public obligations of the U.S. Treasury. The Index total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the Index may differ substantially from the securities in the Fund. The Index is not the only one that may be used to characterize performance of bond funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.
This graph is furnished to you in accordance with SEC regulations.

Target Funds   Total Return Bond Fund

Class B     Growth of a $10,000 Investment
(GRAPH)

Cumulative Returns as of 7/31/00
                    One Year   Five Years   Ten Years   Since Inception
With Sales Charge      N/A        N/A         N/A          -2.05%
Without Sales Charge   N/A        N/A         N/A           2.95%

Past performance is not indicative of future results.
Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Since the Fund has been in existence less than one year, returns are cumulative, and therefore no average annual total returns are presented.
The graph compares a $10,000 investment in the Total
Return Bond Fund
(Class B shares) with a similar investment in the Lehman
Brothers Government/Credit Bond Index (the Index) by portraying the initial account value at the commencement of operations of Class B shares, and the account value at the end of the current fiscal period (July 31), as measured on a quarterly basis, beginning in November 1999 for Class B shares. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable contingent deferred sales charge was deducted from the value of the investment in Class B shares, assuming full redemption on July 31, 2000; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. Class B shares will automatically convert to Class A shares, on a quarterly basis, beginning approximately seven years after purchase. This conversion feature is not reflected in the graph.
The Index is an unmanaged weighted index comprising public, fixed-rate, nonconvertible domestic corporate debt securities rated at least investment grade, and public obligations of the U.S. Treasury. The Index total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the Index may differ substantially from the securities in the Fund. The Index is not the only one that may be used to characterize performance of bond funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.
This graph is furnished to you in accordance with SEC regulations.

www.prudential.com           (800) 225-1852

Class C     Growth of a $10,000 Investment
(GRAPH)

Cumulative Returns as of 7/31/00
                     One Year   Five Years   Ten Years   Since Inception
With Sales Charge      N/A         N/A         N/A             0.92%
Without Sales Charge   N/A         N/A         N/A             2.95%

Past performance is not indicative of future results.
Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Since the Fund has been in existence less than one year, returns are cumulative, and therefore no average annual total returns are presented.
The graph compares a $10,000 investment in the Total
Return Bond Fund
(Class C shares) with a similar investment in the Lehman
Brothers Government/Credit Bond Index (the Index) by portraying the initial account value at the commencement of operations of Class C shares, and the account value at the end of the current fiscal period (July 31), as measured on a quarterly basis, beginning in November 1999 for Class C shares. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class C shares;
(b) the maximum applicable contingent deferred sales charge was deducted from the value of the investment in Class C shares, assuming full redemption on July 31, 2000; (c) all recurring fees (including management fees) were deducted; and (d) all dividends and distributions were reinvested.
The Index is an unmanaged weighted index comprising public, fixed-rate, nonconvertible domestic corporate debt securities rated at least investment grade, an public obligations of the U.S. Treasury. The Index total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the Index may differ substantially from the securities in the Fund. The Index is not the only one that may be used to characterize performance of bond funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.
This graph is furnished to you in accordance with SEC regulations.

For More Information

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

Visit Prudential's web site at:
http://www.prudential.com

Trustees
Eugene C. Dorsey
Saul K. Fenster, Ph.D.
Robert F. Gunia
Prof. Maurice F. Holmes
Robert E. LaBlanc
Douglas H. McCorkindale
W. Scott McDonald, Jr.
Thomas T. Mooney
David R. Odenath, Jr.
Stephen Stoneburn
John R. Strangfeld
Joseph Weber
Clay T. Whitehead

Officers
John R. Strangfeld, President
Robert F. Gunia, Vice President
David R. Odenath, Jr., Vice President
Grace C. Torres, Treasurer
William V. Healey, Assistant Secretary

Manager
Prudential Investments Fund Management LLC
Gateway Center Three, 100 Mulberry Street
Newark, NJ 07102-4077

Investment Advisers
Columbus Circle Investors
Metro Center, One Station Plaza
Stamford, CT 06902

Chase Fleming Asset Management USA
320 Park Avenue
New York, NY 10022

Mercury Advisors (formerly Hotchkis and Wiley)
725 South Figueroa Street, Suite 4000
Los Angeles, CA 90017

J.P. Morgan Investment Management, Inc.
522 Fifth Avenue
New York, NY 10036

Lazard Asset Management
30 Rockefeller Plaza
New York, NY 10112

Oak Associates, Ltd.
3875 Embassy Parkway, Suite 250
Akron, OH 44333

Pacific Investment Management Company LLC
840 Newport Center Drive
Newport Beach, CA 92660

Sawgrass Asset Management, LLC
4337 Pablo Oaks Court
Jacksonville, FL 32224

Wood, Struthers & Winthrop
Division of DLJ Asset Management, Inc.
277 Park Avenue,
New York, NY 10172

Distributor
Prudential Investment
   Management Services LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 8098
Philadelphia, PA 19101

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Gardner, Carton & Douglas
Quaker Tower, 321 North Clark Street
Chicago, IL 60610-4795

Cusip Numbers
        Class A     Class B     Class C
TLCG   87612T103   87612T202   87612T301
TLCV   87612T400   87612T509   87612T608
TSCG   87612T707   87612T806   87612T814
TSCV   87612T822   87612T830   87612T848
TIEF   87612T855   87612T863   87612T871
TTRB   87612T889   87612T780   87612T798

MF189E

(ICON) Printed on Recycled Paper